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TABLE OF CONTENTS Prospectus Supplement

INDEX TO FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration Statement No. 333-183555

PROSPECTUS SUPPLEMENT
(to Prospectus dated May 7, 2014)

Main Street Capital Corporation
$175,000,000
4.50% Notes due 2019

          We are offering $175,000,000 in aggregate principal amount of 4.50% notes due 2019, which we refer to as the Notes. The Notes will mature on December 1, 2019. We will pay interest on the Notes on June 1 and December 1 of each year, beginning on June 1, 2015. We may redeem the Notes in whole or in part at any time or from time to time, at the redemption price set forth under the caption "Description of the Notes—Optional Redemption" in this prospectus supplement. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a "Change of Control Repurchase Event" (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

          The Notes will be our direct unsecured obligations and rank pari passu with our existing and future unsecured indebtedness but will rank senior to our future indebtedness that is expressly subordinated in right of payment to the Notes issued by Main Street Capital Corporation.

          We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

          The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

          Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

          We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

          Investing in the Notes involves a high degree of risk and should be considered highly speculative. See "Supplementary Risk Factors" beginning on page S-14 of this prospectus supplement and "Risk Factors" on page 16 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in the Notes.

          This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

          Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total

Public offering price	99.530%	$174,177,500
Underwriting discount (sales load)	1.500%	$2,625,000
Proceeds to Main Street Capital Corporation (before estimated expenses of $350,000)	98.030%	$171,552,500

          The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from November 5, 2014 and must be paid by the purchaser if the Notes are delivered after November 5, 2014.

          THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

          Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about November 5, 2014.

Joint Book-Running Managers

RBC Capital Markets	Goldman, Sachs & Co.	Keefe, Bruyette & Woods A Stifel Company

Senior Co-Managers

BB&T Capital Markets	Raymond James

Co-Managers

Regions Securities LLC	Capital One Securities	Sanders Morris Harris

The date of this prospectus supplement is October 31, 2014.

Prospectus Supplement

Prospectus

ABOUT THE PROSPECTUS

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the securities we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our Notes. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

Forward-Looking Statements

        Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in the sections titled "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement or the accompanying prospectus.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the Notes offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the sections titled "Supplementary Risk Factors," "Selected Financial Data," "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement and the documents identified in the section titled "Available Information" in this prospectus supplement, as well as the section titled "Risk Factors" in the accompanying prospectus.

Organization

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC, (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because we wholly own the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. Each of the Investment Managers is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager for the use of these services, and our total expenses for the three and six months ended June 30, 2014 include an offset to expenses of $0.4 and $0.7 million, respectively, related to these charged expenses. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2014, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $670.4 million, with a total cost basis of approximately $529.4 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.9%. As of June 30, 2014, approximately 73% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 85% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At June 30, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. As of December 31, 2013, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2013, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and five years from the original investment date.

        As of June 30, 2014, we had Middle Market portfolio investments in 93 companies, collectively totaling approximately $566.2 million in fair value with a total cost basis of approximately $564.0 million. The weighted average EBITDA for the 93 Middle Market portfolio companies was approximately $68.8 million as of June 30, 2014. As of June 30, 2014, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.5% as of June 30, 2014. As of December 31, 2013, we had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio companies was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        As of June 30, 2014, we had Private Loan portfolio investments in 19 companies, collectively totaling approximately $144.7 million in fair value with a total cost basis of approximately $149.2 million. The weighted average EBITDA for the 19 Private Loan portfolio companies was approximately $12.1 million as of June 30, 2014. As of June 30, 2014, approximately 96% of our Private Loan portfolio investments were in the form of debt investments and approximately 82% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of June 30, 2014. As of December 31, 2013, we had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio companies was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, approximately 95% of our Private Loan portfolio investments were in the form of debt investments and approximately 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2014, we had Other Portfolio investments in five companies, collectively totaling approximately $48.4 million in fair value and approximately $44.7 million in cost basis and which comprised 3.4% of our Investment Portfolio at fair value as of June 30, 2014. As of December 31, 2013, we had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013.

        As discussed further above, we hold an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of June 30, 2014, there was no cost basis in this investment and the investment had a fair value of $4.8 million, which comprised 0.3% of our Investment Portfolio at fair value. As of December 31, 2013, there was no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Internal Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Internal Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three and six months ended June 30, 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.5%, respectively, on an annualized basis, compared to 1.6% and 1.6%, respectively, on an annualized basis for the three and six months ended June 30, 2013 and 1.7% for the year ended December 31, 2013 (excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our retired Executive Vice-Chairman, which resulted in additional share-based compensation expense of $1.3 million during the year ended December 31, 2013). Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended December 31, 2013 would have been 1.8%.

        During May 2012, MSCC entered into an investment sub advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment adviser, MSCC assigned the sub advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source of income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's management fees or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our

Investments" in the accompanying prospectus for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" in the accompanying prospectus for a more complete discussion of our business strategies.

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" in the accompanying prospectus for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

  Preliminary Estimate of Third Quarter 2014 Results

        In October 2014, we announced preliminary estimates of distributable net investment income per share(1) of $0.57 to $0.58 per share and of net investment income per share of $0.54 to $0.55 per share for the quarter ended September 30, 2014. We also announced a preliminary estimate of net realized gains for the quarter ended September 30, 2014 of $15.0 million to $16.0 million, or $0.33 to $0.36 per share. In addition, we announced a preliminary estimate of net asset value per share as of September 30, 2014 of $21.05 to $21.09, or a $0.02 to $0.06 per share estimated increase from our net asset value per share as of June 30, 2014. The estimated sequential increase in net asset value per share is net of non-investment portfolio related unrealized depreciation of $0.19 per share on our SBIC debentures which are accounted for on a fair value basis.(2)

        The preliminary estimates of third quarter 2014 results furnished above are based on our management's preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates are subject to completion of our customary quarterly closing and review procedures, including the determination of the fair value of our portfolio investments by our Board of Directors, and have not yet been approved by our Board of Directors. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during our quarterly closing and review procedures and our reported information in our quarterly report on Form 10-Q for the quarter ended September 30, 2014 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding our financial condition and results of operations for the quarter ended September 30, 2014 that may be important to readers. As a result, readers are cautioned not to place undue reliance on this preliminary information and should view this information in the context of our full third quarter 2014 results when we disclose such results in our quarterly report on Form 10-Q for the quarter ended September 30, 2014. This preliminary information is based on our current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

  (1)
  Distributable net investment income is net investment income, as determined in accordance with United States generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income, and the related per share amount, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. In order to reconcile estimated distributable net investment income per share to estimated net investment income per share in accordance with U.S. GAAP, $0.03 per share of estimated share-based compensation expense is added back to estimated net investment income per share.

  (2)
  We estimate that the range for the increase in net asset value per share for the quarter ended September 30, 2014 would be a $0.21 to $0.25 increase from our net asset value per share as of June 30, 2014, if the impact of the unrealized depreciation on the SBIC debentures held by MSC II is excluded.

  Other Recent Developments

        During August 2014, we declared regular monthly dividends of $0.17 per share for each month of October, November and December of 2014. These regular monthly dividends equal a total of $0.51 per share for the fourth quarter of 2014 and represent a 6% increase from the regular monthly dividends declared for the fourth quarter of 2013. Including the regular monthly dividends declared for the fourth quarter of 2014, we will have paid $12.96 per share in cumulative dividends since our October 2007 initial public offering.

        During August 2014, we led a financing totaling $17.0 million of invested capital in Guerdon Enterprises, LLC ("Guerdon"), to support the majority recapitalization of Guerdon, with Main Street funding $13.6 million of the financing in this new portfolio investment. Main Street's portion of the financing included an $11.2 million first lien, senior secured term loan and a $2.4 million equity investment. In addition, Main Street and its co-investor in the financing are also providing Guerdon a revolving line of credit to support its future working capital needs. Headquartered in Boise, Idaho, and founded in 2001, Guerdon is a leading systems-built, off site producer of large modular commercial and multi-family construction projects in the Western United States and Canada.

        During August 2014, we led a financing totaling $15.9 million of invested capital in Mystic Logistics, Inc. ("Mystic") to support the majority recapitalization of Mystic, with Main Street funding $12.7 million of the financing in this new portfolio investment. Main Street's portion of the financing included a $10.0 million first lien, senior secured term loan and a $2.7 million equity investment. In addition, Main Street and its co-investor in the financing are also providing Mystic a revolving line of credit to support its future working capital needs. Mystic, founded in 1989, is headquartered in South Glastonbury, Connecticut, and is a leading non-asset based third-party logistics provider that specializes in standard mail consolidation for large volume mailers in the United States.

        During September 2014, we fully exited our investment in American Sensor Technologies, Inc. ("AST"), a manufacturer of state-of-the-art high performance sensors. We made our initial investment in AST in May 2005, and we realized a gain of approximately $11.0 million on the redemption of our warrant by AST.

        During September 2014, we announced that Standard & Poor's Ratings Services ("S&P") has assigned us an investment grade credit rating of BBB with a stable outlook.

        During September 2014, we amended our five-year credit facility (the "Credit Facility"). The amendment provides several benefits to us, including (i) an expansion of the total commitments under the facility by $20.0 million, to a total of $522.5 million, (ii) an extension of the final maturity by one year to September 2019, with the facility available on a fully revolving basis for the entire five-year term and (iii) reduced interest rate pricing so long as we maintain an investment grade rating. Borrowings under the amended Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.00% or (ii) the applicable base rate plus 1.00% so long as we maintain an investment grade rating, and 0.25% higher in each case otherwise. The amended Credit Facility also contains an upsized accordion feature that allows for an increase in total commitments under the facility to up to $650.0 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. In addition to the extended maturity, we continue to maintain two, one-year extension options under the amended Credit Facility which could extend the final maturity of the Credit Facility for up to two additional years.

        In October 2014, we completed a follow-on investment in an existing portfolio company totaling $16.4 million. Our follow-on investment in SambaSafety Holdings, L.L.C. ("SambaSafety") supported SambaSafety's acquisition of a complementary business in the driver risk management software and technology-enabled services industry, an acquisition which significantly expands SambaSafety's customer base and service offering. The follow-on investment consisted of an additional $16.0 million of first lien, senior secured term debt and a $0.4 million equity investment. Headquartered in Albuquerque, New Mexico, SambaSafety is an industry leading provider of driver risk management software and services to car and truck fleet owners, insurance carriers and agents, employment background screeners, and automotive retailers.

        In October 2014, we fully exited our investment in Texas ReExcavation, LC ("T-Rex"), a provider of hydro excavation and vacuum excavation services for a variety of industry sectors, including the petrochemical, pipeline, municipal, utilities, construction, oil & gas, engineering, transportation, telecommunication, and environmental industries. We made our original investment in T-Rex in December 2012, and we realized a gain of approximately $3.7 million on the sale of T-Rex.

        In October 2014, we led a financing totaling $7.6 million of invested capital in Computer Associates, Inc. ("CAI"), to support the majority recapitalization of CAI, with Main Street funding $6.1 million of the financing in this new portfolio investment. Main Street's portion of the financing included a $5.4 million first lien, senior secured term loan and a $0.7 million equity investment. Headquartered in Smithfield, Rhode Island, and founded in 1977, CAI is a leading provider of specialized enterprise resource planning (ERP) software with industry expertise in several industry sectors, including seafood and other food processing and distribution, lumber and building materials, precious metal refining, and jewelry manufacturing.

        In October 2014, we fully exited our investment in Spectrio LLC ("Spectrio"), a leading national provider of on-hold messaging and digital signage managed services. We made our initial investment in Spectrio in May 2009, and we realized a gain of approximately $3.9 million on the redemption of our warrant by Spectrio.

        In October 2014, we led a financing totaling $12.0 million of invested capital in East West Copolymer & Rubber, LLC ("East West") to support East West's working capital and expansion needs. The financing consisted of a $12.0 million first lien, senior secured term loan with equity warrant participation, with Main Street funding $9.6 million of the invested capital. East West is a synthetic rubbers manufacturer with its production facility located in Baton Rouge, Louisiana. East West's Styrene-Butadiene-Rubber ("SBR") & Nitrile-Butadiene-Rubber ("NBR") products are primarily used in the production of tires for automobile, industrial, and agriculture applications.

        In October 2014, we declared a semi-annual supplemental cash dividend of $0.275 per share payable in December 2014. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that we declared for the fourth quarter of 2014 of $0.51 per share, or $0.17 per share for each of October, November and December 2014, and represents a 10% increase from the semi-annual supplemental cash dividend paid in December 2013.

        In October 2014, we fully exited our investment in NCP Investment Holdings, Inc. ("NCP"), a healthcare services company operating free-standing outpatient cardiac and vascular procedure labs. We originally invested in NCP in 2004, and we realized a gain of approximately $8.6 million on the sale of our remaining equity interest in NCP in conjunction with a change of control of NCP.

 SUMMARY OF THE OFFERING

        This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. You should read this section of the prospectus supplement together with the more general description of the Notes under the heading "Description of the Notes" in this prospectus supplement and in the accompanying prospectus under the heading "Description of Our Debt Securities" before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	Main Street Capital Corporation
Title of the securities	4.50% Notes due 2019
Aggregate principal amount being offered	$175,000,000
Initial public offering price	99.530% of the aggregate principal amount
Principal payable at maturity

100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York City as we may designate.

Interest rate	4.50% per year
Yield to maturity	4.604%
Trade date	October 31, 2014
Maturity date	December 1, 2019
Day count basis	360-day year of twelve 30-day months
Date interest starts accruing	November 5, 2014
Interest payment dates

Every June 1 and December 1, commencing June 1, 2015. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•

pari passu with our existing and future general unsecured and senior unsecured indebtedness, including our 6.125% Notes due 2023 (the "6.125% Notes") of which approximately $90.9 million was outstanding as of October 29, 2014;

• senior to any of our future indebtedness that expressly states it is subordinated to the Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our $522.5 million credit facility, or the Credit Facility; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities, including without limitation, the Funds' SBIC debentures.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Optional redemption

We may redeem in whole or in part at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined in "Description of the Notes") plus 45 basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Sinking fund	The Notes will not be subject to any sinking fund.
Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Defeasance	The Notes are subject to legal and covenant defeasance by us.
Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	The Bank of New York Mellon Trust Company, N.A.

Events of default

If an event of default (as described herein under "Description of the Notes") on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture.

Other covenants	In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See "Risk Factors—Risks Relating to Our Business and Structure—Pending legislation may allow us to incur additional leverage" in the accompanying prospectus.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or U.S. GAAP.

Further issuances

We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

No Established Trading Market

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they intend to make a market in the Notes, they are not obligated to do so, and may discontinue any such market at any time without notice. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Use of proceeds

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowing of the initial repayments under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds" below.

SUPPLEMENTARY RISK FACTORS

        Investing in the Notes involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risk factors together with the risk factors set forth in the accompanying prospectus before making an investment in the Notes. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the market price, if any, of the Notes could decline, and you may lose part or all of your investment.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any current or future secured indebtedness, including indebtedness under the Credit Facility.

        The Notes will not be secured by any of our assets or any of the assets of our subsidiaries and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of October 29, 2014, we had $296.0 million outstanding under the Credit Facility out of $522.5 million in commitments. The indebtedness under the Credit Facility is senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

        The Notes are obligations exclusively of Main Street Capital Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. In addition, several of our subsidiaries, specifically the Funds, maintain significant indebtedness and as a result the Notes are structurally subordinated to the indebtedness of these subsidiaries. For example, as of October 29, 2014, the Funds had collectively issued the current statutory maximum of $225.0 million of SBA-guaranteed debentures, which are included in our consolidated financial statements. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources" in this prospectus supplement for more detail on the SBA-guaranteed debentures.

        Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of other creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness, including the SBA-guaranteed debentures, and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

There is no active trading market for the Notes. If an active trading market does not develop for the Notes you may not be able to sell them.

        The Notes are a new issue of debt securities for which there currently is no trading market. We do not intend to list the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If the Notes are traded after their initial issuance, they may trade at a discount to their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, our financial condition or other relevant factors. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

        Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. The Notes will be rated by Standard & Poor's Ratings Services, or S&P. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

        The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect, in each case, to any exemptive relief granted to us by the SEC (currently, this provision generally prohibits us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

        The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

        We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. The terms of our Credit Facility provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. In addition, the occurrence of a Change of Control Repurchase Event enabling the holders of the Notes to require the mandatory purchase of the Notes would constitute an event of default under our Credit Facility entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. Our and our subsidiaries' future financing facilities may contain similar restrictions and provisions. Our failure to purchase such tendered Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness. See "Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event" in this prospectus supplement for more information.

Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

        As of October 29, 2014, we had approximately $611.9 million of indebtedness, including $296.0 million outstanding under the Credit Facility, $225.0 million outstanding from SBA-guaranteed debentures and approximately $90.9 million of the 6.125% Notes outstanding. Any default under the agreements governing our indebtedness, including a default under the Credit Facility, under the 6.125% Notes or under other indebtedness to which we may be a party that is not waived by the required lenders or debt holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

        If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or the required holders of our 6.125% Notes or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility, the 6.125% Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or debt holders. If this occurs, we would be in default under the Credit Facility, the 6.125% Notes or other debt, the lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the 6.125% Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of the $175.0 million aggregate principal amount of the Notes in this offering will be approximately $171.2 million, based on a public offering price of 99.530% of par, after deducting the underwriting discount and estimated offering expenses payable by us.

        We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowing of the initial repayments under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results" in the accompanying prospectus.

        On October 29, 2014, we had approximately $296.0 million outstanding under our Credit Facility. Our Credit Facility matures in September 2019, unless extended, and bears interest, at our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.00% or (ii) the applicable base rate plus 1.00% so long as Main Street maintains an investment grade rating, and 0.25% higher in each case otherwise. Amounts repaid under our Credit Facility will remain available for future borrowings.

        Affiliates of RBC Capital Markets, LLC, Goldman, Sachs & Co., BB&T Capital Markets, a division of BB&T Securities, LLC, Raymond James & Associates, Inc., Regions Securities LLC and Capital One Securities, Inc., underwriters in this offering, act as lenders and/or agents under our $522.5 million Credit Facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this Credit Facility, and such affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See "Underwriting—Conflicts of Interest" below.

 CAPITALIZATION

        The following table sets forth our capitalization:

  •
  on an actual basis as of June 30, 2014; and

  •
  on an as-adjusted basis giving effect to the sale of $175.0 million aggregate principal amount of Notes in this offering, less estimated underwriting discounts and offering expenses payable by us, and the application of the proceeds thereof.

        This table should be read in conjunction with "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	As of June 30, 2014
	Actual	As-adjusted for this Offering
	(Unaudited)
	(in thousands, except shares)
Cash and cash equivalents	$30,495	$30,495
Marketable securities and idle funds investments (cost: $9,212)	8,974	8,974

Total cash and cash equivalents, marketable securities and idle funds investments	$39,469	$39,469

SBIC debentures (par: $225,000; par of $75,200 is recorded at a fair value of $64,079)	$213,879	$213,879
Credit facility(1)	253,000	81,798
6.125% Notes	90,882	90,882
Notes offered hereby	—	175,000
Net asset value:
Common stock, $0.01 par value per share (150,000,000 shares authorized; 44,869,800 shares issued and outstanding)	449	449
Additional paid-in capital	842,813	842,813
Accumulated net investment income, net of cumulative dividends of $251,759	14,478	14,478
Accumulated net realized gain from investments (accumulated net realized gain from investments of $12,194 before cumulative dividends of $45,021)	(32,827)	(32,827)
Net unrealized appreciation, net of income taxes	118,497	118,497

Total net asset value	943,410	943,410

Total capitalization	$1,501,171	$1,504,969

(1)
As of October 29, 2014, we had approximately $296.0 million outstanding under our Credit Facility. This table has not been adjusted to reflect the changes in our outstanding borrowings under the Credit Facility subsequent to June 30, 2014.

RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus supplement.

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Earnings to Fixed Charges(1)	6.82	5.78	8.37	6.21	5.52	3.55

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 and as of and for the six months ended June 30, 2014 and 2013. The selected financial data at December 31, 2013, 2012, 2011, 2010 and 2009 and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at June 30, 2014, and for the six months ended June 30, 2014 and 2013, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes thereto in the accompanying prospectus and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	Six Months Ended June 30,		Years Ended December 31,
	2014	2013	2013	2012	2011	2010	2009
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$65,216	$52,763	$115,158	$88,858	$65,045	$35,645	$14,514
Interest from idle funds and other	437	681	1,339	1,662	1,195	863	1,488

Total investment income	65,653	53,444	116,497	90,520	66,240	36,508	16,002

Expenses:
Interest	(10,759)	(9,424)	(20,238)	(15,631)	(13,518)	(9,058)	(3,791)
Compensation	(6,068)	(2,574)	(8,560)	—	—	—	—
General and administrative	(3,408)	(1,937)	(4,877)	(2,330)	(2,483)	(1,437)	(1,351)
Expenses charged to the External Investment Manager	727	—
Expenses reimbursed to Internal Investment Manager	—	(3,189)	(3,189)	(10,669)	(8,915)	(5,263)	(570)
Share-based compensation	(1,826)	(1,205)	(4,210)	(2,565)	(2,047)	(1,489)	(1,068)

Total expenses	(21,334)	(18,329)	(41,074)	(31,195)	(26,963)	(17,247)	(6,780)

Net investment income	44,319	35,115	75,423	59,325	39,277	19,261	9,222
Total net realized gain (loss) from investments	(4,921)	403	7,277	16,479	2,639	(2,880)	(7,798)
Total net realized loss from SBIC debentures	—	—	(4,775)	—	—	—	—

Net realized income	39,398	35,518	77,925	75,804	41,916	16,381	1,424
Total net change in unrealized appreciation (depreciation) from investments	25,256	15,605	14,503	44,464	34,989	13,046	8,881
Total net change in unrealized appreciation (depreciation) from SBIC debentures and investment in the Internal Investment Manager	(2,029)	(657)	4,392	(5,004)	(6,511)	6,593	(639)
Income tax benefit (provision)	(5,440)	(2,833)	35	(10,820)	(6,288)	(941)	2,290
Bargain purchase gain	—	—	—	—	—	4,891	—

Net increase in net assets resulting from operations	57,185	47,633	96,855	104,444	64,106	39,970	11,956
Noncontrolling interest	—	—	—	(54)	(1,139)	(1,226)	—

Net increase in net assets resulting from operations attributable to common stock	$57,185	$47,633	$96,855	$104,390	$62,967	$38,744	$11,956

Net investment income per share—basic and diluted	$1.05	$1.01	$2.06	$2.01	$1.69	$1.16	$0.92
Net realized income per share—basic and diluted	$0.94	$1.02	$2.13	$2.56	$1.80	$0.99	$0.14
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$1.36	$1.37	$2.65	$3.53	$2.76	$2.38	$1.19
Weighted average shares outstanding—basic and diluted	42,069,669	34,751,905	36,617,850	29,540,114	22,850,299	16,292,846	10,042,639

	As of June 30,	As of December 31,
	2014	2013	2012		2011		2010		2009
		(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$1,434,399	$1,286,188	$924,431		$658,093		$407,987		$159,154
Marketable securities and idle funds investments	8,974	13,301	28,535		26,242		9,577		839
Cash and cash equivalents	30,495	34,701	63,517		42,650		22,334		30,620
Deferred tax asset, net	—	—	—		—		1,958		2,716
Interest receivable and other assets	64,648	16,054	14,580		6,539		4,524		1,510
Deferred financing costs, net of accumulated amortization	10,235	9,931	5,162		4,168		2,544		1,611

Total assets	$1,548,751	$1,360,175	$1,036,225		$737,692		$448,924		$196,450

Liabilities and net assets:
SBIC debentures at fair value(1)	$213,879	$187,050	$211,467		$201,887		$155,558		$65,000
Credit facility	253,000	237,000	132,000		107,000		39,000		—
Notes payable	90,882	90,882	—		—		—		—
Payable for securities purchased	18,711	27,088	20,661		—		—		—
Deferred tax liability, net	10,581	5,940	11,778		3,776		—		—
Interest payable	4,996	2,556	3,562		3,984		3,195		1,069
Dividend payable	7,403	6,577	5,188		2,856		—		—
Accounts payable and other liabilities	5,889	10,549	8,593		7,001		1,188		721

Total liabilities	605,341	567,642	393,249		326,504		198,941		66,790
Total net asset value	943,410	792,533	642,976		405,711		245,535		129,660
Noncontrolling interest	—	—	—		5,477		4,448		—

Total liabilities and net assets	$1,548,751	$1,360,175	$1,036,225		$737,692		$448,924		$196,450

Other data:
Weighted average effective yield on LMM debt investments(2)	14.9%	14.7%	14.3%		14.8%		14.5%		14.3%
Number of LMM portfolio companies	62	62	56		54		44		35
Weighted average effective yield on Middle Market debt investments(2)	7.5%	7.8%	8.0%		9.5%		10.5%		11.8%
Number of Middle Market portfolio companies	93	92	79		57		32		6
Weighted average effective yield on Private Loan debt investments(2)	11.3%	11.3%	14.8%		—		—		—
Number of Private Loan portfolio companies	19	15	9		—		—		—
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	3.2%	5.8%	8.2%	(3)	9.8%	(3)	8.8%	(3)	5.6%
Operating expenses	2.5%	5.8%	6.1%	(3)	8.0%	(3)	8.3%	(3)	5.6%
Operating expenses, excluding interest expense	1.3%	3.0%	3.0%	(3)	4.0%	(3)	4.0%	(3)	2.5%

(1)
SBIC debentures for June 30, 2014, December 31, 2013, 2012, 2011 and 2010 are $225,000, $200,200, $225,000, $220,000 and $180,000 at par, respectively, with par of $75,200 for June 30, 2014 and December 31, 2013, $100,000 for December 31, 2012, and $95,000 for December 31, 2011 and 2010 recorded at fair value of $64,079, $62,050, $86,467, 76,887 and $70,558, as of June 30, 2014 and December 31, 2013, 2012, 2011 and 2010, respectively. SBIC debentures for December 31, 2009 are recorded at par.

(2)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(3)
Ratios are net of amounts attributable to MSC II non-controlling interest.

 INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and notes thereto contained elsewhere in this prospectus supplement.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Supplementary Risk Factors" in this prospectus supplement and "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in the accompanying prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC, (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because we wholly own the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. Each of the Investment Managers is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager for the use of these services, and our total expenses for the three and six months ended June 30, 2014 include an offset to expenses of $0.4 and $0.7 million, respectively, related to these charged expenses. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2014, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $670.4 million, with a total cost basis of approximately $529.4 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.9%. As of June 30, 2014, approximately 73% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 85% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At June 30, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. As of December 31, 2013, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2013, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and five years from the original investment date.

        As of June 30, 2014, we had Middle Market portfolio investments in 93 companies, collectively totaling approximately $566.2 million in fair value with a total cost basis of approximately $564.0 million. The weighted average EBITDA for the 93 Middle Market portfolio companies was approximately $68.8 million as of June 30, 2014. As of June 30, 2014, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately

7.5% as of June 30, 2014. As of December 31, 2013, we had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio companies was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        As of June 30, 2014, we had Private Loan portfolio investments in 19 companies, collectively totaling approximately $144.7 million in fair value with a total cost basis of approximately $149.2 million. The weighted average EBITDA for the 19 Private Loan portfolio companies was approximately $12.1 million as of June 30, 2014. As of June 30, 2014, approximately 96% of our Private Loan portfolio investments were in the form of debt investments and approximately 82% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of June 30, 2014. As of December 31, 2013, we had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio companies was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, approximately 95% of our Private Loan portfolio investments were in the form of debt investments and approximately 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2014, we had Other Portfolio investments in five companies, collectively totaling approximately $48.4 million in fair value and approximately $44.7 million in cost basis and which comprised 3.4% of our Investment Portfolio at fair value as of June 30, 2014. As of December 31, 2013, we had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013.

        As discussed further above, we hold an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of June 30, 2014, there was no cost basis in this investment and the investment had a fair value of $4.8 million, which comprised 0.3% of our Investment Portfolio at fair value. As of December 31, 2013, there was no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Internal Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Internal Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three and six months ended June 30, 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.5%, respectively, on an annualized basis, compared to 1.6% and 1.6%, respectively, on an annualized basis for the three and six months ended June 30, 2013 and 1.7% for the year ended December 31, 2013 (excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our retired Executive Vice-Chairman, which resulted in additional share-based compensation expense of $1.3 million during the year ended December 31, 2013). Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended December 31, 2013 would have been 1.8%.

        During May 2012, MSCC entered into an investment sub advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment adviser, MSCC assigned the sub advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source of income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. Neither MSCC nor the External Investment Manager has

waived the External Investment Manager's management fees or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries (which as noted above and discussed in detail below, include the Funds and the Taxable Subsidiaries and, beginning April 1, 2013, include the Internal Investment Manager which was previously treated as a portfolio investment). The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager and, for all periods up to and including March 31, 2013, the investment in the Internal Investment Manager, but excludes all "Marketable securities and idle funds investments", and, for all periods after March 31, 2013, the Investment Portfolio also excludes the investment in the Internal Investment Manager. For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment (see further discussion above) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedules of Investments due to the nature of such investments. Our results of operations for the three and six months ended June 30, 2014 and 2013, cash flows for the six months ended June 30, 2014 and 2013, and financial position as of June 30, 2014 and December 31, 2013, are presented on a consolidated basis. The effects of all intercompany transactions between us and our consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2014 and 2013 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2013. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("Codification" or "ASC") ASC 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in ASC 946 occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us, or to its portfolio companies. None of the portfolio investments made by us qualify for this exception, including the investment in the

External Investment Manager, except as discussed below with respect to the Internal Investment Manager. Therefore, the Investment Portfolio is carried on the balance sheet at fair value, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)." For all periods prior to and including March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in our consolidated financial statements. The Internal Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary is providing substantially all of its services directly or indirectly to Main Street or our portfolio companies.

  Investment Portfolio Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of June 30, 2014 and December 31, 2013, approximately 93% and 95% of our total assets, respectively, represented our Investment Portfolio valued at fair value. We are required to report our investments at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Our portfolio strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio. Our portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Our portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policies and processes are intended to provide a consistent basis for determining the fair value of the portfolio.

        For LMM portfolio investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process by using an enterprise value waterfall ("Waterfall") for our LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for our LMM debt investments. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. We determine the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For our Other Portfolio equity investments, we generally calculate the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for our portfolio investments estimate the value of the investment as if we were to sell, or exit, the investment as of the measurement date.

        Under the Waterfall valuation method, we estimate the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then perform a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The Waterfall method assumes the loans and equity securities are sold to the same market participant, which we believe is consistent with our past transaction history and standard industry practices. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in our determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, we allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, we assume the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer.

        These valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" LMM portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Yield-to-Maturity valuation method, we use the income approach to determine the fair value of debt securities, based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of our debt securities is generally the legal maturity date of the instrument, as we generally intend to hold our loans and debt securities to maturity. The Yield-to-Maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that we use to estimate the fair value of our debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, we may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, we will measure the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of our interests in the investment fund.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our investments in each LMM portfolio company quarterly. In addition to our internal valuation process, in arriving at estimates of fair value for our investments in our LMM portfolio companies, we, among other things, consult with a nationally recognized independent financial advisory services firm. The nationally recognized independent advisor is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent advisor on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. We consulted with our independent advisor in arriving at our determination of fair value on our investments in a total of 31 LMM portfolio companies for the six months ended June 30, 2014, representing approximately 50% of the total LMM portfolio at fair value as of June 30, 2014 and on a total of 26 LMM portfolio companies for the six months ended June 30, 2013, representing approximately 40% of the total LMM portfolio at fair value as of June 30, 2013. Excluding our investments in new LMM portfolio companies that were not reviewed because their equity is publicly traded or they have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of June 30, 2014 and 2013, as applicable, the percentage of the LMM portfolio reviewed for the six months ended June 30, 2014 and 2013 was 53% and 44% of total LMM portfolio at fair value as of June 30, 2014 and 2013, respectively.

        For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. To the extent sufficient observable inputs are available to determine fair value, we use observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the our Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and our Middle Market equity investments in a current hypothetical sale using the Waterfall Valuation method.

        For valuation purposes, all of our Private Loan portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For Private Loan portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the our Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and our Private Loan equity investments in a current hypothetical sale using the Waterfall Valuation method.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Our Other Portfolio investments comprised 3.4% and 3.3%, respectively, of our Investment Portfolio at fair value as of June 30, 2014 and December 31, 2013. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we generally determine the fair value of our investments using the NAV valuation method. For Other Portfolio debt investments, we determine the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent the use of these inputs are available and appropriate to determine fair value. To the extent such observable inputs are not available or appropriate, we value these Other Portfolio debt investments using the Yield-to-Maturity valuation method. For Other Portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the our Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, our investment in the External Investment Manager is a control investment for which we have a controlling interest in the portfolio company and the ability to nominate a majority of the portfolio company's board of directors. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the Waterfall methodology under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        Our Board of Directors has the final responsibility for reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio, as well as our valuation procedures, consistent with the 1940 Act requirements. We believe our Investment Portfolio as of June 30, 2014 and December 31, 2013 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our Investment Portfolio that contain payment in kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible. For the three months ended June 30, 2014 and 2013, (i) approximately 4.0% and 3.7%, respectively, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.1% and 1.0%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash. For the six months ended June 30, 2014 and 2013, (i) approximately 4.6% and 4.4%, respectively, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.1% and 0.9%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to share-based compensation expense over the requisite service period, which is generally the vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries are consolidated with us for financial reporting purposes, and the portfolio investments held by them are included in our consolidated financial statements. The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with us for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any related tax assets or liabilities, in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in our consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Taxable Subsidiaries and the Internal Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual revenues between $10 million and $150 million, and our LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, we usually receive nominally priced equity warrants and/or make direct equity investments in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and seven years from the original investment date.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and seven years from the original investment date.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through the External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income. Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager for the use of these services, and our total expenses for the three and six months ended June 30, 2014 include an offset to expenses of $0.4 million and $0.7 million, respectively, for these charged expenses. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of June 30, 2014 and

December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager).

Cost:	June 30, 2014	December 31, 2013
First lien debt	77.6%	79.0%
Equity	10.2%	10.4%
Second lien debt	10.0%	8.4%
Equity warrants	1.7%	1.9%
Other	0.5%	0.3%

	100.0%	100.0%

Fair Value:	June 30, 2014	December 31, 2013
First lien debt	67.9%	69.9%
Equity	20.2%	19.3%
Second lien debt	9.1%	7.6%
Equity warrants	2.4%	2.9%
Other	0.4%	0.3%

	100.0%	100.0%

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of June 30, 2014 and December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	June 30, 2014	December 31, 2013
Southwest	25.8%	27.8%
Northeast	20.9%	18.0%
West	18.7%	19.1%
Southeast	17.1%	15.6%
Midwest	14.3%	15.4%
Canada	0.7%	1.2%
Other Non-United States	2.5%	2.9%

	100.0%	100.0%

Fair Value:	June 30, 2014	December 31, 2013
Southwest	29.8%	30.9%
Northeast	20.2%	17.6%
West	20.0%	20.1%
Southeast	13.7%	12.6%
Midwest	13.5%	15.0%
Canada	0.6%	1.1%
Other Non-United States	2.2%	2.7%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value as of June 30, 2014 and December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager).

Cost:	June 30, 2014	December 31, 2013
Media	9.9%	7.8%
Energy Equipment & Services	9.1%	10.7%
Health Care Providers & Services	6.2%	5.8%
IT Services	6.0%	6.1%
Hotels, Restaurants & Leisure	5.8%	5.8%
Specialty Retail	5.5%	7.2%
Machinery	4.9%	3.3%
Diversified Telecommunication Services	4.5%	3.3%
Construction & Engineering	3.4%	4.1%
Commercial Services & Supplies	3.3%	5.1%
Electronic Equipment, Instruments & Components	3.3%	2.3%
Software	3.1%	3.8%
Diversified Consumer Services	3.0%	2.4%
Internet Software & Services	2.7%	2.5%
Oil, Gas & Consumable Fuels	2.3%	3.2%
Road & Rail	2.0%	2.7%
Auto Components	1.8%	1.6%
Chemicals	1.6%	1.3%
Containers & Packaging	1.6%	1.0%
Textiles, Apparel & Luxury Goods	1.4%	1.6%
Trading Companies & Distributors	1.3%	1.5%
Professional Services	1.2%	1.4%
Food Products	1.3%	0.9%
Building Products	1.2%	1.4%
Health Care Equipment & Supplies	1.3%	1.2%
Consumer Finance	1.1%	1.1%
Household Products	1.0%	0.5%
Other(1)	10.2%	10.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

Fair Value:	June 30, 2014	December 31, 2013
Media	9.2%	7.6%
Energy Equipment & Services	8.6%	10.2%
Machinery	6.5%	5.3%
Health Care Providers & Services	5.9%	5.6%
Hotels, Restaurants & Leisure	5.5%	5.6%
IT Services	5.4%	5.6%
Specialty Retail	4.9%	6.5%
Diversified Telecommunication Services	4.6%	3.6%
Diversified Consumer Services	4.5%	3.9%
Construction & Engineering	3.8%	4.6%
Electronic Equipment, Instruments & Components	3.5%	2.4%
Commercial Services & Supplies	3.3%	4.6%
Software	3.2%	4.0%
Internet Software & Services	3.1%	2.9%
Road & Rail	2.4%	3.0%
Oil, Gas & Consumable Fuels	2.1%	2.9%
Auto Components	2.0%	1.5%
Chemicals	1.4%	1.2%
Containers & Packaging	1.4%	0.9%
Paper & Forest Products	1.3%	1.3%
Textiles, Apparel & Luxury Goods	1.2%	1.4%
Trading Companies & Distributors	1.2%	1.3%
Food Products	1.1%	0.8%
Health Care Equipment & Supplies	1.1%	1.0%
Professional Services	1.1%	1.2%
Building Products	0.9%	1.0%
Other(1)	10.8%	10.1%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including, but not limited to: (1) investing in companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio. Please see "Risk Factors—Risks Related to Our Investments" contained in the accompanying prospectus for a more complete discussion of the risks involved with investing in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including but not limited to each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

    All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of June 30, 2014 and December 31, 2013:

	As of June 30, 2014		As of December 31, 2013
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(in thousands, except percentages)
1	$248,663	37.0%	$242,013	36.7%
2	119,100	17.8%	116,908	17.7%
3	255,187	38.1%	239,843	36.4%
4	33,183	5.0%	60,641	9.2%
5	14,230	2.1%	—	0.0%

Total	$670,363	100.0%	$659,405	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.2 as of June 30, 2014 and December 31, 2013.

        For the total Investment Portfolio, as of June 30, 2014, we had two investments on non-accrual status, which comprised 1.2% of the total Investment Portfolio at fair value and 3.5% of the total Investment Portfolio at cost, and no fully impaired investments. As of December 31, 2013, we had two investments on non-accrual status, which comprised approximately 2.3% of the total Investment Portfolio at fair value and 4.7% of the total Investment Portfolio at cost, and no fully impaired investments.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended June 30, 2014 and June 30, 2013

	Three Months Ended June 30,		Net Change
	2014	2013	Amount	%
	(in thousands)
Total investment income	$34,877	$27,800	$7,077	25%
Total expenses	$(11,299)	$(9,967)	$(1,332)	13%

Net investment income	$23,578	$17,833	$5,745	32%
Net realized gain (loss) from investments	$(6,364)	$805	$(7,169)

Net realized income	$17,214	$18,638	$(1,424)	(8)%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	$17,053	$6,337	$10,716	169%
SBIC debentures and marketable securities and idle funds	$(542)	$(188)	$(354)	188%

Total net change in unrealized appreciation	$16,511	$6,149	$10,362	169%
Income tax provision	$(3,775)	$(783)	$(2,992)	382%

Net increase in net assets resulting from operations	$29,950	$24,004	$5,946	25%

	Three Months Ended June 30,		Net Change
	2014	2013	Amount	%
	(in thousands, except per share amounts)
Net investment income	$23,578	$17,833	$5,745	32%
Share-based compensation expense	$974	$602	$372	62%

Distributable net investment income(a)	$24,552	$18,435	$6,117	33%
Net realized gain (loss) from investments	$(6,364)	$805	$(7,169)

Distributable net realized income(a)	$18,188	$19,240	$(1,052)	(5)%
Distributable net investment income per share—Basic and diluted(a)	$0.56	$0.53	$0.03	6%

Distributable net realized income per share—Basic and diluted(a)	$0.41	$0.55	$(0.14)	(25)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the three months ended June 30, 2014, total investment income was $34.9 million, a 25% increase over the $27.8 million of total investment income for the corresponding period of 2013. This comparable period increase was principally attributable to (i) a $5.1 million increase in interest income primarily from higher average levels of portfolio debt investments and (ii) a $2.2 million increase in dividend income from Investment Portfolio equity investments. The $7.1 million increase in total investment income in the three months ended June 30, 2014 includes (i) a $0.4 million net decrease in the amount of total investment income related to accelerated prepayment and repricing activity for certain Investment Portfolio debt investments when compared to the same period in 2013 and (ii) $0.5 million of special dividend activity in the three months ended June 30, 2014.

  Expenses

        For the three months ended June 30, 2014, total expenses increased to $11.3 million from $10.0 million for the corresponding period of 2013. This comparable period increase in operating expenses was principally attributable to (i) a $1.1 million increase in compensation expense related to increases in the number of personnel, base compensation and incentive compensation accruals, (ii) a $0.4 million increase in share-based compensation expense and (iii) a $0.3 million increase related to other general and administrative expenses, in each case when compared to the prior year. These operating expense increases were partially offset by $0.4 million of operating expenses charged to the External Investment Manager (see further discussion in "Overview"). For the three months ended June 30, 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% on an annualized basis, compared to 1.6% on an annualized basis for the three months ended June 30, 2013 and 1.7% for the year ended December 31, 2013 (excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our retired Executive Vice-Chairman, which resulted in additional share-compensation expense of $1.3 million during the year ended December 31, 2013). Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended 2013 would have been 1.8%.

  Distributable Net Investment Income

        Distributable net investment income increased 33% to $24.6 million, or $0.56 per share, compared with $18.4 million, or $0.53 per share, in the corresponding period of 2013. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the three months ended June 30, 2014 is after the impact of (i) a decrease of approximately $0.02 per share from the comparable period in 2013 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain Investment Portfolio debt investments as discussed above and (ii) a greater number of average shares outstanding compared to the corresponding period in 2013 primarily due to the August 2013 and April 2014 follow-on equity offerings, partially offset by special dividend activity of $0.01 per share in the second quarter of 2014 as discussed above.

  Net Investment Income

        Net investment income for the three months ended June 30, 2014 was $23.6 million, or a 32% increase, compared to net investment income of $17.8 million for the corresponding period of 2013. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $18.2 million, or $0.41 per share, for the three months ended June 30, 2014 compared with $19.2 million, or $0.55 per share, in the corresponding period of 2013. The $1.1 million decrease was primarily attributable to a decrease in the net realized gain (loss) by $7.2 million, primarily due to a net realized loss of $6.4 million in the second quarter of 2014, partially offset by a $6.1 million increase in total distributable net investment income in the three months ended June 30, 2014 when compared to the corresponding period of 2013 as discussed above. The $6.4 million net realized loss from investments during the second quarter of 2014 was primarily attributable to a $6.5 million loss realized in conjunction with a change in control transaction involving a LMM portfolio company.

  Net Realized Income

        The $6.4 million net realized loss from investments in the three months ended June 30, 2014 compared to a $0.8 million net realized gain in the corresponding period of 2013 combined with the higher levels of net investment income, in each case as discussed above, resulted in a $1.4 million decrease in net realized income compared with the corresponding period of 2013.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the three months ended June 30, 2014 was $30.0 million, or $0.68 per share, compared with $24.0 million, or $0.69 per share, in the second quarter of 2013. This $6.0 million increase from the comparable period in the prior year was primarily the result of a $10.4 million increase in the net change in unrealized appreciation to $16.5 million in the second quarter of 2014, compared to $6.1 million for the comparable period in the prior year, partially offset by (i) a $1.4 million decrease in net realized income due to the factors discussed above and (ii) a $3.0 million increase in the income tax provision from the comparable period in the prior year. The total net change in unrealized appreciation for the second quarter of 2014 of $16.5 million primarily included (i) $17.1 million of net unrealized appreciation from portfolio investments and (ii) $0.3 million of net unrealized appreciation on Marketable securities and idle funds investments, partially offset by $0.8 million of unrealized depreciation on the SBIC debentures held by MSC II. The $17.1 million net change in unrealized appreciation from portfolio investments for the three months ended June 30, 2014 was principally attributable to (i) unrealized appreciation on 26 LMM portfolio investments totaling $18.8 million, partially offset by unrealized depreciation on six LMM portfolio investments totaling $7.8 million, (ii) $1.1 million of net unrealized appreciation on Other Portfolio investments, (iii) $2.4 million of net unrealized appreciation on the External Investment Manager and (iv) accounting reversals of net unrealized depreciation from prior periods of $5.4 million related to portfolio investment exits and repayments, partially offset by (i) $1.8 million of net unrealized depreciation on Private Loan portfolio investments and (ii) $1.2 million of net unrealized depreciation on Middle Market portfolio investments. The income tax provision for the three months ended June 30, 2014 of $3.8 million principally consisted of deferred taxes of $3.6 million, which is primarily the result of deferred taxes on net unrealized appreciation on several of our portfolio investments held in our Taxable Subsidiaries, and other taxes of $0.2 million, which includes a $0.1 million accrual for excise tax on our estimated spillover taxable income and $0.1 million related to accruals for state and other taxes.

  Comparison of the six months ended June 30, 2014 and June 30, 2013

	Six Months Ended June 30,		Net Change
	2014	2013	Amount	%
	(in thousands)
Total investment income	$65,653	$53,444	$12,209	23%
Total expenses	$(21,334)	$(18,329)	$(3,005)	16%

Net investment income	$44,319	$35,115	$9,204	26%
Net realized gain from investments	$(4,921)	$403	$(5,324)

Net realized income	$39,398	$35,518	$3,880	11%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	$23,910	$16,415	$7,495	46%
SBIC debentures and marketable securities and idle funds	$(683)	$(1,467)	$784

Total net change in unrealized appreciation	$23,227	$14,948	$8,279	55%
Income tax provision	$(5,440)	$(2,833)	$(2,607)

Net increase in net assets resulting from operations	$57,185	$47,633	$9,552	20%

	Six Months Ended June 30,		Net Change
	2014	2013	Amount	%
	(in thousands, except per share amounts)
Net investment income	$44,319	$35,115	$9,204	26%
Share-based compensation expense	$1,826	$1,205	$621	52%

Distributable net investment income(a)	$46,145	$36,320	$9,825	27%
Net realized gain (loss) from investments	$(4,921)	$403	$(5,324)

Distributable net realized income(a)	$41,224	$36,723	$4,501	12%
Distributable net investment income per share—Basic and diluted(a)(b)	$1.10	$1.05	$0.05	5%

Distributable net realized income per share—Basic and diluted(a)(b)	$0.98	$1.06	$(0.08)	(8)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the six months ended June 30, 2014, total investment income was $65.7 million, a 23% increase over the $53.4 million of total investment income for the corresponding period of 2013. This comparable period increase was principally attributable to (i) a $9.4 million increase in interest income from higher average levels of portfolio debt investments and (ii) a $3.8 million increase in dividend income from Investment Portfolio equity investments, partially offset by (i) a $0.8 million decrease in fee income due to decreases in investment, refinancing and prepayment activity and (ii) a $0.3 million decrease in interest and dividend income due to a lower level of Marketable securities and idle funds investments. The $12.2 million increase in total investment income in the six months ended June 30, 2014 includes a $0.7 million net decrease in investment income related to accelerated prepayment and repricing activity for certain Investment Portfolio debt investments and Marketable securities and idle funds investments and $0.5 million of special dividend activity.

  Expenses

        For the six months ended June 30, 2014, total expenses increased to $21.3 million from $18.3 million for the corresponding period of 2013. This comparable period increase in operating expenses was principally attributable to (i) a $1.3 million increase in interest expense, primarily as a result of the issuance of our 6.125% Notes due 2023 (the "6.125% Notes") in April 2013 and a higher average outstanding balance on our credit facility ("Credit Facility") when compared to prior year, partially offset by a decrease in interest expense from our SBIC debentures due to a lower average outstanding balance and a lower average interest rate, in both cases when compared to the prior year and (ii) a $0.8 million increase in compensation expense related to increases in the number of personnel, base compensation and other incentive compensation accruals, (ii) a $0.6 million increase in share-based compensation expense and (iii) a $1.0 million increase related to other general and administrative expenses, partially offset by a $0.7 million decrease in expenses related to the expenses charged to the External Investment Manager (see further discussion in "Overview"), in both cases when compared to the prior year. For the six months ended June 30, 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.5% on an annualized basis, compared to 1.6% on an annualized basis for the six months ended June 30, 2013 and 1.7% for the year ended December 31, 2013 (excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our retired Executive Vice-Chairman, which resulted in additional share-compensation expense of $1.3 million during the year ended December 31, 2013). Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended 2013 would have been 1.8%.

  Distributable Net Investment Income

        Distributable net investment income increased 27% to $46.1 million, or $1.10 per share, compared with $36.3 million, or $1.05 per share, in the corresponding period of 2013. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the six months ended June 30, 2014 is after the impact of (i) a decrease of approximately $0.04 per share from the comparable period in 2013 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain Investment Portfolio debt investments as discussed above and (ii) a greater number of average shares outstanding compared to the corresponding period in 2013 primarily due to the August 2013 and April 2014 follow-on equity offerings, partially offset by special dividend activity of $0.01 in the six months ended June 30, 2014.

  Net Investment Income

        Net investment income for the six months ended June 30, 2014 was $44.3 million, or a 26% increase, compared to net investment income of $35.1 million for the corresponding period of 2013. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $41.2 million, or $0.98 per share, for the six months ended June 30, 2014 compared with $36.7 million, or $1.06 per share, in the corresponding period of 2013. The $4.5 million increase was primarily attributable to (i) the $9.8 million increase in total distributable net investment income in the six months ended June 30, 2014 when compared to the corresponding period of 2013 as discussed above and (ii) a decrease in net realized gain from investments of $5.3 million, due primarily to a net realized loss from investments during the six months ended June 30, 2014 of $4.9 million. The net realized loss from investments of $4.9 million during the six months ended June 30, 2014 was primarily attributable to a realized loss of $6.5 million in conjunction with a change in control transaction involving a LMM portfolio company, partially offset by net realized gains on several Middle Market investments totaling $1.4 million.

  Net Realized Income

        The higher level of net investment income for the six months ended June 30, 2014 as compared to the six months ended June 30, 2013, combined with the $4.9 million net realized loss from investments in the six months ended June 30, 2014 compared to a $0.4 million net realized gain in the corresponding period of 2013, in each case as discussed above, resulted in a $3.9 million increase in net realized income compared with the corresponding period of 2013.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the six months ended June 30, 2014 was $57.2 million, or $1.36 per share, compared with $47.6 million, or $1.37 per share, during the six months ended 2013. This $9.6 million increase from the comparable period in the prior year was primarily the result of (i) a $9.2 million increase in net investment income due to the factors discussed above and a $8.3 million increase in the net change in unrealized appreciation to $23.2 million in the six months ended 2014, compared to $14.9 million for the comparable period in the prior year, partially offset by (i) the $5.3 decrease in the net realized gain (loss) from investments and (ii) a $2.6 million increase in the income tax provision from the comparable period in the prior year. The total net change in unrealized appreciation for the six months ended 2014 of $23.2 million included (i) $23.9 million of net unrealized appreciation from portfolio investments and (ii) $1.2 million of net unrealized appreciation on Marketable securities and idle funds investments, partially offset by $2.0 million of unrealized depreciation on the SBIC debentures held by MSC II. The $23.9 million net change in unrealized appreciation from portfolio investments for the six months ended June 30, 2014 was principally attributable to (i) unrealized appreciation on 34 LMM portfolio investments totaling $29.5 million, partially offset by unrealized depreciation on eight LMM portfolio investments totaling $10.4 million, (ii) $1.3 million of net unrealized appreciation on Other Portfolio investments, (iii) $3.7 million of net unrealized appreciation on the External Investment Manager, (iv) $0.6 million of net unrealized appreciation on Middle Market portfolio investments and (v) accounting reversals of net unrealized depreciation from prior periods of $3.0 million related to portfolio investment exits and repayments, partially offset by (i) $3.8 million of net unrealized depreciation on Private Loan portfolio investments. The income tax provision for the six months ended June 30, 2014 of $5.4 million principally consisted of deferred taxes of $4.6 million, which is primarily the result of deferred taxes on net unrealized appreciation on several of our portfolio investments held in our Taxable Subsidiaries, and other taxes of $0.8 million, which includes a $0.3 million accrual for excise tax on our estimated spillover taxable income and $0.5 million related to accruals for state and other taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the six months ended June 30, 2014, we experienced a net decrease in cash and cash equivalents in the amount of $4.2 million. During the period, we used $136.5 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the ordinary operating profits earned through our operating activities totaling $37.0 million, which is our $46.1 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $6.0 million, payment-in-kind interest income of $3.1 million, cumulative dividends of $0.8 million and the amortization expense for deferred financing costs of $0.8 million, (ii) cash uses totaling $416.0 million from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2013, which together total $396.7 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2013, which together total $11.9 million, (c) $2.9 million related to decreases in payables and accruals, and (d) increases in other assets of $4.5 million, (iii) cash proceeds totaling $242.5 million from (a) $228.0 million in cash proceeds from the repayments of debt investments and sales of equity investments and (b) $14.5 million of cash proceeds from the sale of Marketable securities and idle funds investments.

        During the six months ended June 30, 2014, $132.3 million in cash was provided by financing activities, which was attributable to (i) $139.7 million of net proceeds from the public offering of common stock, net of offering costs, (ii) $24.8 million of proceeds from the issuance of SBIC debentures and (iii) $16.0 million in net cash proceeds on our Credit Facility, partially offset by (i) $46.0 million in cash dividends paid to stockholders, (ii) $1.1 million paid for deferred loan costs and SBIC debenture fees and (iii) $1.1 million for the purchase of vested stock for employee payroll tax withholding.

  Capital Resources

        As of June 30, 2014, we had $30.5 million in cash and cash equivalents, $9.0 million in Marketable securities and idle funds investments and $249.5 million of unused capacity under the Credit Facility, which we maintain to support our investment and operating activities. As of June 30, 2014, our net asset value totaled $943.4 million, or $21.03 per share.

        The Credit Facility was amended during June 2014 to provide for an increase in total commitments from $445.0 million to $502.5 million and to expand the number of lenders currently participating in the Credit Facility to a total diversified group of fourteen lenders. The Credit Facility contains an accordion feature which allows us to increase the total commitments under the facility up to $600.0 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.15%, as of June 30, 2014) plus 2.25% or (ii) the applicable base rate (Prime Rate, 3.25% as of June 30, 2014) plus 1.25%. We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through the maturity date in September 2018, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval. As of June 30, 2014, we had $253.0 million in borrowings outstanding under the Credit Facility, the interest rate on the Credit Facility was 2.4% and we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital, up to a regulatory maximum amount of debentures of $225.0 million. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. During the three months ended March 31, 2014, we issued $24.8 million of SBIC debentures under the SBIC program to reach the current regulatory maximum amount of $225.0 million. On June 30, 2014, through our two wholly owned SBIC's, we had $225.0 million of outstanding SBIC debentures guaranteed by the SBA, which bear a weighted average annual fixed interest rate of approximately 4.2%, paid semi-annually, and mature ten years from issuance. The first maturity related to our SBIC debentures does not occur until 2017, and the remaining weighted average duration is approximately 7.1 years as of June 30, 2014.

        In April 2013, we issued $92.0 million, including the underwriter's full exercise of the over-allotment option, in aggregate principal amount of the 6.125% Notes. The 6.125% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. We may from time to time repurchase 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2014, the outstanding balance of the 6.125% Notes was $90.9 million.

        The indenture governing the 6.125% Notes (the "Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 6.125% Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to us.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. We did not seek authorization to sell shares of our common stock below the then current net asset value per share of our common stock from our stockholders at our 2014 annual meeting of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Code to spillover certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public equity and debt offerings, our $502.5 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued or Adopted Accounting Standards

        In February 2013, the FASB issued Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date ("ASU 2013-04"). ASU 2013-04 provides additional guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. Public companies are required to apply ASU 2013-04 prospectively for interim and annual reporting periods beginning after December 15, 2013. The adoption of this standard did not have a material effect on our consolidated financial statements.

        In June 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The adoption of this standard did not have a material effect on our consolidated financial statements.

        In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists ("ASU 2013-11"). ASU 2013-11 provides guidance on the balance sheet presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss, or tax credit carryforward exists as of the reporting date. The update is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Retrospective application is permitted. The adoption of this standard did not have a material effect on our consolidated financial statements.

        In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new Guidance is effective for the annual reporting period beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. We are currently evaluating the impact the adoption of this new accounting standard will have on our Consolidated Financial Statements.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards that have been issued and any that are not yet effective will not have a material impact on our financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At June 30, 2014, we had a total of $134.3 million in outstanding commitments comprised of (i) 17 commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) 6 capital commitments that had not been fully called.

  Contractual Obligations

        As of June 30, 2014, the future fixed commitments for cash payments in connection with our SBIC debentures and the 6.125% Notes for each of the next five years and thereafter are as follows:

	2014	2015	2016	2017	2018	2019 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$—	$—	$15,000	$10,200	$199,800	$225,000
Interest due on SBIC debentures	4,582	9,423	9,448	9,423	8,130	25,295	66,301
Notes	—	—	—	—	—	90,882	90,882
Interest due on Notes	4,175	5,566	5,566	5,567	5,567	25,050	51,491

Total	$8,757	$14,989	$15,014	$29,990	$23,897	$341,027	$433,674

        As of June 30, 2014, we had $253.0 million in borrowings outstanding under our Credit Facility, which is currently scheduled to mature in September 2018. The Credit Facility contains two, one year extension options which could extend the maturity to September 2020. See further discussion of the Credit Facility terms in "Liquidity and Capital Resources—Capital Resources".

  Related Party Transactions

        As discussed further in Note D, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of our Investment Portfolio. At June 30, 2014, Main Street had a receivable of $0.5 million due from the External Investment Manager which included approximately $0.4 million related to operating expenses incurred by the Internal Investment Manager to support the External Investment Manager's business, along with a dividend declared but not paid for approximately $60,000.

        In June 2013, we adopted a deferred compensation plan for the non-employee members of our board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of our common stock within 90 days after the participant's end of service as a director. As of June 30, 2014, $0.6 million of directors' fees had been deferred under this plan. These deferred fees represented 18,672 shares of our common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but will be included in operating expenses and weighted average shares outstanding on our consolidated statement of operations as earned.

DESCRIPTION OF THE NOTES

        The following description of the particular terms of the 4.50% Notes due 2019 supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

        We will issue the Notes under a base indenture dated as of April 2, 2013, between us and The Bank of New York Mellon Trust Company, N.A., as trustee, or "the trustee," as supplemented by a separate supplemental indenture, to be dated as of the settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended.

        The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the indenture from us by making a written request to Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, or by calling us collect at (713) 350-6000, or by visiting our website at www.mainstcapital.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

        For purposes of this description, references to "we," "our" and "us" refer only to Main Street Capital Corporation and not to any of our current or future subsidiaries and references to "subsidiaries" refer only to our consolidated subsidiaries and exclude any investments held by Main Street Capital Corporation in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Main Street Capital Corporation and its subsidiaries.

General

        The Notes:

  •
  will be our general unsecured, senior obligations;

  •
  will initially be issued in an aggregate principal amount of $175,000,000;

  •
  will mature on December 1, 2019, unless earlier redeemed or repurchased, as discussed below;

  •
  will bear cash interest from November 5, 2014 at an annual rate of 4.50% payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2015;

  •
  will be subject to redemption at our option as described under "—Optional Redemption;"

  •
  will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under "—Offer to Repurchase Upon a Change of Control Repurchase Event"), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

  •
  will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof; and

  •
  will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See "—Book-Entry, Settlement and Clearance."

        The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See "—Covenants—Other Covenants." The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under "—Offer to Repurchase Upon a Change of Control Repurchase Event" and "—Merger, Consolidation or Sale of Assets" below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

        We may, without the consent of the holders, issue additional Notes under the indenture with the same terms as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

        We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

        We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC, or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

        Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

        A holder of the Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

        The registered holder of a Note will be treated as its owner for all purposes.

Interest

        The Notes will bear cash interest at a rate of 4.50% per year until maturity. Interest on the Notes will accrue from November 5, 2014 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2015.

        Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on May 15 or November 15, as the case may be, immediately preceding the relevant interest payment date, or each, a "regular record date." Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

        If any interest payment date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term "business day" means, with respect to any Note, each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

        The Notes will be our general unsecured obligations that rank pari passu with our existing and future general unsecured and senior unsecured indebtedness, including our 6.125% Notes due 2023. The Notes will rank senior to any of our future indebtedness that expressly states it is subordinated to the Notes and effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including approximately $296.0 million of borrowings outstanding as of October 29, 2014 under our Credit Facility to the extent of the value of the assets securing the Credit Facility. The Notes will rank structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities, including the Funds' $225.0 million of SBIC debentures outstanding as of October 29, 2014. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

        We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price (as determined by us) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

  •
  100% of the principal amount of the Notes to be redeemed, or

  •
  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points.

        If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the indenture and, so long as the Notes are registered to DTC or its nominee, in accordance with the procedures of DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

        For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

        "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

        "Comparable Treasury Price" means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

        "Quotation Agent" means a Reference Treasury Dealer selected by us.

        "Reference Treasury Dealer" means each of (1) RBC Capital Markets, LLC and (2) Goldman, Sachs & Co., or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States, or a "Primary Treasury Dealer," we shall select another Primary Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

        All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

        If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder's Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

        On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

  •
  accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

  •
  deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

  •
  deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers' certificate stating the aggregate principal amount of Notes being purchased by us.

        The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

        We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

        The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Credit Facility provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. In addition, the occurrence of a Change of Control Repurchase Event enabling the holders of the Notes to require the mandatory purchase of the Notes would constitute an event of default under our Credit Facility entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. Our and our subsidiaries' future financing facilities may contain similar restrictions and provisions. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries' other debt. See "Risk Factors—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event" in this prospectus supplement.

        The definition of "Change of Control" includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of "all or substantially all" of our assets and those of our Controlled Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and the assets of our Controlled Subsidiaries taken as a whole to another person or group may be uncertain.

        For purposes of the Notes:

        "Below Investment Grade Rating Event" means the Notes are downgraded below Investment Grade by the Rating Agency on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by the Rating Agency); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agency making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at our request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

        "Change of Control" means the occurrence of any of the following:

  •
  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Main Street Capital Corporation and its Controlled Subsidiaries taken as a whole to any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Main Street Capital Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

  •
  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Main Street Capital Corporation, measured by voting power rather than number of shares; or

  •
  the approval by Main Street Capital Corporation's stockholders of any plan or proposal relating to the liquidation or dissolution of Main Street Capital Corporation.

        "Change of Control Repurchase Event" means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

        "Controlled Subsidiary" means any subsidiary of Main Street Capital Corporation, 50% or more of the outstanding equity interests of which are owned by Main Street Capital Corporation and its direct or indirect subsidiaries and of which Main Street Capital Corporation possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

        "Investment Grade" means a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

        "Permitted Holders" means (i) us and (ii) one or more of our Controlled Subsidiaries.

        "Rating Agency" means:

  •
  S&P; and

  •
  if S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a "nationally recognized statistical rating organization" as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for S&P.

        "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

        "Voting Stock" as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

        In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  we are the continuing entity or, if we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the Notes;

  •
  the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" below. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the indenture.

        Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve "all or substantially all" of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

        An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See "Risk Factors—Risks Relating to

    Our Business and Structure—Pending legislation may allow us to incur additional leverage" in the accompanying prospectus.

  •
  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the Commission, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

        The term "Event of Default" in respect of the Notes means any of the following:

  •
  default in the payment of interest upon any Note when due and payable, and continuance of such default for a period of 30 days;

  •
  default in the payment of the principal (or premium, if any) of any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

  •
  we remain in breach of any other covenant or agreement in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes;

  •
  default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle, or (c) is not consolidated with Main Street Capital Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding; and

  •
  certain events of bankruptcy, insolvency or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice to the holders of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes; and provided further that in the case of any default or breach specified in the third bullet point above with respect to the Notes, no such notice shall be given until at least 60 days after the occurrence thereof.

        If an Event of Default occurs and is continuing, then and in every such case (other than an Event of Default specified in the last bullet point above), the trustee or the holders of not less than 25% in principal amount of the outstanding Notes may declare the entire principal amount of, and accrued and unpaid interest on, all the Notes of that series to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. This is called a declaration of acceleration of maturity. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in the last bullet point above, 100% of the principal amount of, and accrued and unpaid interest on, the Notes will automatically become due and payable.

        At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all Events of Default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

        The trustee is not required to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses, and liabilities that might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the holders of the Notes not consenting. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy, or Event of Default.

        Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default has occurred and remains uncured;

  •
  the holders of not less than 25% in principal amount of the outstanding Notes must make a written request to the

  •
  trustee to take action because of the default and must offer reasonable indemnity, security, or both to the trustee against the cost, expenses, and liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the Notes may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended with the consent of the holder of each outstanding Note affected.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture governing the Notes, or else specifying any default.

Satisfaction and Discharge; Defeasance

        We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

        In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture. "Covenant defeasance" refers to our ability, under current United States federal tax law and the indenture, to be released from some of the restrictive covenants in the indenture if certain conditions are satisfied. See "Description of Our Debt Securities—Defeasance—Covenant Defeasance" in the accompanying prospectus for more information. "Defeasance" or "full defeasance" refers to our ability, if there is a change in United States federal tax law or if we obtain an IRS ruling, to legally release ourselves from all payment and other obligations on the Notes if we put in place certain arrangements for you to be repaid. See "Description of Our Debt Securities—Defeasance—Full Defeasance" in the accompanying prospectus for more information.

Trustee

        The Bank of New York Mellon Trust Company, N.A., is the trustee, security registrar and paying agent. The Bank of New York Mellon Trust Company, N.A., in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

Governing Law

        The indenture provides that it and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

Book-Entry, Settlement and Clearance

Global Notes

        The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons, or the Global Notes. Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

        Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, or the DTC participants, or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

  •
  upon deposit of a Global Note with DTC's custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

  •
  ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

        Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

        All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

        DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York;

  •
  a "banking organization" within the meaning of the New York State Banking Law;

  •
  a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the Uniform Commercial Code; and

  •
  a "clearing agency" registered under Section 17A of the Exchange Act.

        DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC's participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC's system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

        So long as DTC's nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

  •
  will not be entitled to have Notes represented by the Global Note registered in their names;

  •
  will not receive or be entitled to receive physical, certificated Notes; and

  •
  will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

        As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

        Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC's nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

        Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

        Transfers between participants in DTC will be effected under DTC's procedures and will be settled in same-day funds.

Certificated Notes

        Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

  •
  DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

  •
  DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

  •
  an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is a summary of certain material U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder by the U.S. Treasury (the "Treasury Regulations"), rulings and pronouncements issued by the Internal Revenue Service (the "IRS"), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.

        This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules, including, without limitation:

  •
  banks, insurance companies and other financial institutions;

  •
  U.S. expatriates and certain former citizens or long-term residents of the United States;

  •
  holders subject to the alternative minimum tax;

  •
  dealers in securities or currencies;

  •
  traders in securities;

  •
  partnerships, S corporations or other pass-through entities;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  controlled foreign corporations;

  •
  tax-exempt organizations;

  •
  passive foreign investment companies;

  •
  persons holding the Notes as part of a "straddle," "hedge," "conversion transaction" or other risk reduction transaction; and

  •
  persons deemed to sell the Notes under the constructive sale provisions of the Code.

        In addition, this discussion is limited to persons purchasing the Notes for cash at original issue and at their original "issue price" within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the Notes are sold to the public for cash). Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with notes held as "capital assets" within the meaning of Section 1221 of the Code.

        If an entity taxable as a partnership holds the Notes, the tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the Notes indirectly through ownership of such entity.

        YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER

THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

        The following is a summary of the material U.S. federal income tax consequences that will apply to you if you are a "U.S. holder" of the Notes. As used herein, "U.S. holder" means a beneficial owner of the Notes who is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;

  •
  a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more "United States persons" within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

  Payments of Interest

        Stated interest on the Notes generally will be taxable to a U.S. holder as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder's method of tax accounting for U.S. federal income tax purposes.

  Sale or Other Taxable Disposition of Notes

        A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder's adjusted tax basis in the note. A U.S. holder's adjusted tax basis in a note generally will be equal to the amount that the U.S. holder paid for the note less any principal payments received by the U.S. holder. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced tax rate. The deductibility of capital losses is subject to limitations.

  Information Reporting and Backup Withholding

        A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the Notes held or upon the proceeds received upon the sale or other disposition of such notes (including a redemption or retirement of the Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder:

  •
  fails to furnish the U.S. holder's taxpayer identification number ("TIN"), which, for an individual, ordinarily is his or her social security number;

  •
  furnishes an incorrect TIN;

  •
  is notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or

  •
  fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.

        U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.

  Unearned Income Medicare Contribution

        A tax of 3.8% will be imposed on certain "net investment income" (or "undistributed net investment income", in the case of estates and trusts) received by individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts. "Net investment income" as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Non-U.S. Holders

        The following is a summary of certain material U.S. federal income tax consequences that will apply to you if you are a "Non-U.S. holder" of the Notes. A "Non-U.S. holder" is a beneficial owner of the Notes who is not a U.S. holder or a partnership for federal income tax purposes. Special rules may apply to Non-U.S. holders that are subject to special treatment under the Code, including controlled foreign corporations, passive foreign investment companies, U.S. expatriates, and foreign persons eligible for benefits under an applicable income tax treaty with the U.S. Such Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.

  Payments of Interest

        Generally, interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business is subject to withholding tax at a rate of 30% (or, if applicable, a lower treaty rate). Nevertheless, interest paid on a note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business generally will not be subject to U.S. federal withholding tax provided that:

  •
  such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;

  •
  such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

  •
  either (1) the Non-U.S. holder certifies in a statement provided to us or the paying agent, under penalties of perjury, that it is the beneficial owner of the Notes and not a "United States person" within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business and holds the note on behalf of the Non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its note directly through a "qualified intermediary" and certain conditions are satisfied.

        Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder's country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.

        If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such interest is attributable), then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the Notes is effectively connected with the Non-U.S. holder's conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.

  Sale or Other Taxable Disposition of Notes

        Any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a note generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with the Non-U.S. holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such gain is attributable); or

  •
  the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty.

        A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses, even though the Non-U.S. holder is not considered a resident of the United States.

        Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

  Information Reporting and Backup Withholding

        The amount of interest that we pay to any Non-U.S. holder on the Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a "United States person," within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under "Non-U.S. holders—Payments of Interest."

        If a Non-U.S. holder sells or exchanges a note through a United States broker or the United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a note through the foreign office of a broker who is a United States person or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.

        A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder's U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.

        Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Foreign Account Tax Compliance Act

        The Foreign Account Tax Compliance Act, or FATCA, and U.S. Treasury Regulations and other IRS administrative guidance thereunder, when applicable, generally impose a U.S. federal withholding tax of 30% on interest on a debt obligation and, if paid after December 31, 2016, the gross proceeds from the disposition of a debt obligation, which, in each case, would include the Notes, to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification and information reporting requirements. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

Investors should consult their own tax advisors regarding the new withholding and reporting provisions.

 UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated October 31, 2014, the underwriters named below, for whom RBC Capital Markets, LLC, Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc. are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, the aggregate principal amount of Notes indicated below:

Name	Principal Amount
RBC Capital Markets, LLC	$49,021,000
Goldman, Sachs & Co.	$41,176,000
Keefe, Bruyette & Woods, Inc.	$41,176,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$14,706,000
Raymond James & Associates, Inc.	$9,804,000
Regions Securities LLC	$9,313,000
Capital One Securities, Inc.	$4,902,000
Sanders Morris Harris Inc.	$4,902,000
Total	$175,000,000

        The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the Notes offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all Notes offered hereby if any such Notes are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Commissions and Discounts

        An underwriting discount of 1.500% per Note will be paid by us.

        The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering.

	Per Note	Total
Public offering price	99.530%	$174,177,500
Underwriting discount	1.500%	$2,625,000
Proceeds, before expenses, to us	98.030%	$171,552,500

        The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other broker-dealers at the public offering price less a concession not in excess of 1.000% of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of 0.500% of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement. The expenses of the offering, not including the underwriting discount, are estimated at $350,000 and are payable by us.

        We expect that delivery of the Notes will be made against payment therefore on or about November 5, 2014, which will be the third business day following the date of the pricing of the Notes.

No Sales of Similar Securities

        Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company that are substantially similar to the Notes or any securities convertible into or exercisable or exchangeable for such debt securities until the settlement date of this offering without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

        The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

        We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization and Short Positions

        In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include short sales, purchases to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of Notes than required to be purchased in this offering. Covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of Notes made for the purpose of preventing or retarding a decline in the market price of the Notes while the offering is in progress.

        The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

        Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be discontinued at any time without any notice relating thereto.

Conflicts of Interest

        Affiliates of RBC Capital Markets, LLC, Goldman, Sachs & Co., BB&T Capital Markets, a division of BB&T Securities, LLC, Raymond James & Associates, Inc., Regions Securities LLC and Capital One Securities, Inc., underwriters in this offering, act as lenders and/or agents under our Credit Facility. Certain of the net proceeds from the sale of our Notes, not including underwriting compensation, may be paid to such affiliates of RBC Capital Markets, LLC, Goldman, Sachs & Co., BB&T Capital Markets, a division of BB&T Securities, LLC, Raymond James & Associates, Inc., Regions Securities LLC and Capital One Securities, Inc. in connection with the repayment of debt owed under our Credit Facility. As a result, RBC Capital Markets, LLC, Goldman, Sachs & Co., BB&T Capital Markets, a division of BB&T Securities, LLC, Raymond James & Associates, Inc., Regions Securities LLC and Capital One Securities, Inc. and/or their affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

        The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

        In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may indirectly utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The addresses of the underwriters are: RBC Capital Markets, LLC, Three World Financial Center, 8th Floor, 200 Vesey Street, New York, NY 10281; Goldman, Sachs & Co., 200 West Street, New York, NY 10282; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, New York 10019; BB&T Capital Markets, a division of BB&T Securities, LLC, 901 East Byrd Street, Suite 410, Richmond, Virginia 23219; Raymond James & Associates, Inc., 80 Carillon Parkway, St. Petersburg, Florida 33716; Regions Securities LLC, 3050 Peachtree Road NW, Suite 400, Atlanta, Georgia 30305; Capital One Securities, Inc., 201 St. Charles Ave., Suite 1830, New Orleans, Louisiana 70170; and Sanders Morris Harris Inc., 600 Travis Street, Suite 5900, Houston, Texas 77002.

LEGAL MATTERS

        Certain legal matters regarding the Notes offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Morrison & Foerster LLP, Washington D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus supplement and the accompanying prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a universal shelf registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	June 30, 2014	December 31, 2013
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $294,687 and $277,411 as of June 30, 2014 and December 31, 2013, respectively)	$395,985	$356,973
Affiliate investments (cost: $229,132 and $242,592 as of June 30, 2014 and December 31, 2013, respectively)	257,950	268,113
Non-Control/Non-Affiliate investments (cost: $763,484 and $643,068 as of June 30, 2014 and December 31, 2013, respectively)	780,464	661,102

Total portfolio investments (cost: $1,287,303 and $1,163,071 as of June 30, 2014 and December 31, 2013, respectively)	1,434,399	1,286,188
Marketable securities and idle funds investments (cost: $9,212 and $14,885 as of June 30, 2014 and December 31, 2013, respectively)	8,974	13,301

Total investments (cost: $1,296,515 and $1,177,956 as of June 30, 2014 and December 31, 2013, respectively)	1,443,373	1,299,489
Cash and cash equivalents	30,495	34,701
Interest receivable and other assets	20,665	16,054
Receivable for securities sold	43,983	—
Deferred financing costs (net of accumulated amortization of $5,497 and $4,722 as of June 30, 2014 and December 31, 2013, respectively)	10,235	9,931

Total assets	$1,548,751	$1,360,175

LIABILITIES
SBIC debentures (par: $225,000 as of June 30, 2014 and $200,200 as of December 31, 2013, par of $75,200 is recorded at a fair value of $64,079 and $62,050 as of June 30, 2014 and December 31, 2013, respectively)	$213,879	$187,050
Credit facility	253,000	237,000
6.125% Notes	90,882	90,882
Payable for securities purchased	18,711	27,088
Deferred tax liability, net	10,581	5,940
Dividend payable	7,403	6,577
Accounts payable and other liabilities	5,889	10,549
Interest payable	4,996	2,556

Total liabilities	605,341	567,642
Commitments and contingencies (Note M)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 44,869,800 and 39,852,604 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively)	449	398
Additional paid-in capital	842,813	694,981
Accumulated net investment income, net of cumulative dividends of $251,759 and $199,140 as of June 30, 2014 and December 31, 2013, respectively	14,478	22,778
Accumulated net realized gain from investments (accumulated net realized gain from investments of $12,194 before cumulative dividends of $45,021 as of June 30, 2014 and accumulated net realized gain from investments of $17,115 before cumulative dividends of $43,449 as of December 31, 2013)	(32,827)	(26,334)
Net unrealized appreciation, net of income taxes	118,497	100,710

Total net assets	943,410	792,533

Total liabilities and net assets	$1,548,751	$1,360,175

NET ASSET VALUE PER SHARE	$21.03	$19.89

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$10,546	$8,169	$19,842	$14,703
Affiliate investments	6,085	5,399	11,725	11,060
Non-Control/Non-Affiliate investments	18,016	13,862	33,649	27,000

Interest, fee and dividend income	34,647	27,430	65,216	52,763
Interest, fee and dividend income from marketable securities and idle funds	230	370	437	681

Total investment income	34,877	27,800	65,653	53,444
EXPENSES:
Interest	(5,473)	(5,542)	(10,759)	(9,424)
Compensation	(3,717)	(2,574)	(6,068)	(2,574)
General and administrative	(1,571)	(1,249)	(3,408)	(1,937)
Share-based compensation	(974)	(602)	(1,826)	(1,205)
Expenses charged to the External Investment Manager	436	—	727	—
Expenses reimbursed to Internal Investment Manager	—	—	—	(3,189)

Total expenses	(11,299)	(9,967)	(21,334)	(18,329)

NET INVESTMENT INCOME	23,578	17,833	44,319	35,115
NET REALIZED GAIN (LOSS):
Affiliate investments	(6,578)	—	(6,578)	—
Non-Control/Non-Affiliate investments	239	483	1,672	140
Marketable securities and idle funds investments	(25)	322	(15)	263

Total net realized gain (loss)	(6,364)	805	(4,921)	403

NET REALIZED INCOME	17,214	18,638	39,398	35,518
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	17,053	6,337	23,910	16,415
Marketable securities and idle funds investments	298	(743)	1,346	(810)
SBIC debentures	(840)	555	(2,029)	(657)

Total net change in unrealized appreciation	16,511	6,149	23,227	14,948

INCOME TAXES:
Federal and state income, excise, and other taxes	(132)	(752)	(799)	(1,422)
Deferred taxes	(3,643)	(31)	(4,641)	(1,411)

Income tax provision	(3,775)	(783)	(5,440)	(2,833)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,950	$24,004	$57,185	$47,633

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.53	$0.51	$1.05	$1.01

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.39	$0.54	$0.94	$1.02

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE—BASIC AND DILUTED	$0.68	$0.69	$1.36	$1.37

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$0.495	$0.465	$0.990	$0.920
Supplemental dividends	0.275	—	0.275	0.350

Total dividends	$0.770	$0.465	$1.265	$1.270

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	44,216,906	34,803,729	42,069,669	34,751,905

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

	Common Stock				Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value
Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976
Share-based compensation	—	—	1,205	—	—	—	1,205
Purchase of vested stock for employee payroll tax withholding	(19,460)	—	(523)	—	—	—	(523)
Dividend reinvestment	173,926	2	5,580	—	—	—	5,582
Issuance of restricted stock	252,227	2	(2)	—	—	—	—
Consolidation of Internal Investment Manager	—	—	2,037	—	—	—	2,037
Issuances of common stock	18,125	—	578	—	—	—	578
Dividends to stockholders	—	—	—	(44,105)	—	—	(44,105)
Net increase resulting from operations	—	—	—	35,115	403	12,115	47,633

Balances at June 30, 2013	35,014,302	$350	$553,011	$26,879	$(18,752)	$93,895	$655,383

Balances at December 31, 2013	39,852,604	$398	$694,981	$22,778	$(26,334)	$100,710	$792,533
Public offering of common stock, net of offering costs	4,600,000	46	139,651	—	—	—	139,697
Share-based compensation	—	—	1,826	—	—	—	1,826
Purchase of vested stock for employee payroll tax withholding	(36,425)	—	(1,149)	—	—	—	(1,149)
Dividend reinvestment	225,613	2	7,347	—	—	—	7,349
Amortization of directors' deferred compensation	—	—	160	—	—	—	160
Issuance of restricted stock	228,008	3	(3)	—	—	—	—
Dividends to stockholders	—	—	—	(52,619)	(1,572)	—	(54,191)
Net increase (loss) resulting from operations	—	—	—	44,319	(4,921)	17,787	57,185

Balances at June 30, 2014	44,869,800	$449	$842,813	$14,478	$(32,827)	$118,497	$943,410

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$57,185	$47,633
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in portfolio companies	(396,660)	(353,620)
Proceeds from sales and repayments of debt investments in portfolio companies	226,804	178,750
Proceeds from sales of equity investments in portfolio companies	1,208	—
Investments in marketable securities and idle funds investments	(11,901)	(52,503)
Proceeds from sales and repayments of marketable securities and idle funds investments	14,461	42,469
Net change in unrealized appreciation	(23,227)	(14,948)
Net realized (gain) loss	4,921	(403)
Accretion of unearned income	(6,020)	(5,079)
Payment-in-kind interest	(3,051)	(2,368)
Cumulative dividends	(752)	(467)
Share-based compensation expense	1,826	1,205
Amortization of deferred financing costs	776	538
Deferred taxes	4,641	1,411
Changes in other assets and liabilities:
Interest receivable and other assets	(5,122)	2,913
Interest payable	2,440	2,064
Payable to affiliated Internal Investment Manager	—	(3,960)
Accounts payable and other liabilities	(4,573)	(330)
Deferred fees and other	586	1,500

Net cash used in operating activities	(136,458)	(155,195)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	139,697	—
Proceeds from public offering of 6.125% Notes	—	92,000
Dividends paid to stockholders	(46,016)	(38,787)
Proceeds from issuance of SBIC debentures	24,800	—
Proceeds from credit facility	213,000	250,000
Repayments on credit facility	(197,000)	(167,000)
Payment of deferred loan costs and SBIC debenture fees	(1,080)	(3,370)
Purchase of vested stock for employee payroll tax withholding	(1,149)	(523)
Other	—	578

Net cash provided by financing activities	132,252	132,898
Net increase (decrease) in cash and cash equivalents	(4,206)	(22,297)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	34,701	63,517

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$30,495	$41,220

Supplemental cash flow disclosures:
Interest paid	$7,545	$6,827
Taxes paid	$3,089	$4,466
Non-cash financing activities:
Shares issued pursuant to the DRIP	$7,349	$5,580

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Control Investments(5)
ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,275	3,219	3,219
		Member Units (Fully diluted 48.4%)(8)		1,500	1,660

				4,719	4,879
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	13,570	13,430	13,570
		Common Stock (Fully diluted 43.8%)		6,350	10,500

				19,780	24,070
Café Brazil, LLC	Casual Restaurant Group
		Member Units (Fully diluted 69.0%)(8)		1,742	6,980
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,703	8,535	8,703
		Warrants (Fully diluted 21.5%)		1,193	3,480
		Common Stock (Fully diluted 9.6%)		1,177	1,460

				10,905	13,643
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	20,450
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,808	3,808
		Member Units (Fully diluted 65.0%)		5,273	1,190
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	992	992	992
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100.0%)(8)		625	1,110

				14,698	11,100

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Datacom, LLC	Technology and Telecommunications Provider
		8% Secured Debt (Maturity—May 31, 2015)	360	356	356
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,094	11,094
		Member Units (Fully diluted 37.6%)		6,030	6,030

				17,480	17,480
Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,700	5,605	5,605
		Member Units (Fully diluted 32.0%)(8)		1,200	1,200

				6,805	6,805
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (Fully diluted 32.1%)(8)		2,980	14,800

				3,724	15,544
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	5,487	5,337	5,487
		Preferred Stock (8% cumulative)(8)		1,214	1,214
		Common Stock (Fully diluted 34.4%)(8)		718	1,760

				7,269	8,461
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing.
		Member Units (Fully diluted 47.6%)(8)		589	220
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.2%)(8)		1,215	2,050

				1,804	2,270
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 95.9%)(8)		7,095	13,720
IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,475	10,475
		Member Units (Fully diluted 60.1%)		5,029	5,029

				15,504	15,504

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,569	1,569
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,207	15,207
		Warrants (Fully diluted 40.0%)		8,000	7,440

				24,776	24,216
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,250	3,228	3,250
		Warrants (Fully diluted 30.1%)		1,129	2,541

				4,357	5,791
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 3.25%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	3,955	3,906	3,955
		Member Units (Fully diluted 60.8%)(8)		811	3,440

				4,717	7,395
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,568	1,568	1,568
		Preferred Stock (non-voting)		442	442
		Warrants (Fully diluted 7.1%)		54	40
		Common Stock (Fully diluted 70.0%)(8)		100	360

				2,164	2,410
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,094	10,094
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,844	13,844
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid - Columbia Real Estate, LLC) (Maturity—May 13, 2025)	949	949	949
		Member Units (Fully diluted 56.6%)(8)		1,244	10,650
		Member Units (Mid - Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	440

				8,093	17,689

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
MSC Adviser I, LLC	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	4,760
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2% (Floor 7.00%), Current Coupon 9%, Secured Debt (Maturity—September 1, 2015)(9)	2,750	2,717	2,750
		Prime Plus 2% (Floor 7.00%), Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	1,438	1,427	1,433
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,429	4,468
		Member Units (Fully diluted 44.0%)(8)		2,975	6,240

				11,548	14,891
NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2016)	4,991	4,849	4,849
		Warrants (Fully diluted 10.0%)		252	160
		Member Units (Fully diluted 26.7%)		671	722

				5,772	5,731
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,151	11,482	12,151
		Warrants (Fully diluted 12.2%)		817	1,070
		Member Units (Fully diluted 43.2%)(8)		2,900	3,590

				15,199	16,811
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)(8)		1,080	13,420
Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		9% Secured Debt (Maturity—January 6, 2016)	3,791	3,772	3,791
		Member Units (Fully diluted 42.7%)(8)		1,250	5,020

				5,022	8,811
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,836	7,860
		Common Stock (Fully diluted 51.1%)		2,150	8,160

				9,986	16,020

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,105	3,714	4,105
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	2,721	2,689	2,721
		Warrants (Fully diluted 5.0%)		1,200	720
		Preferred Equity (Fully diluted 65.6%)(8)		4,663	11,830

				12,266	19,376
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	448	448
		Member Units (Fully diluted 38.3%)		1,150	1,390
		Member Units (RA Properties, LLC) (Fully diluted 50.0%)		369	369

				2,467	2,707
Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,252	11,252
		Member Units (Fully diluted 50.2%)(8)		1,680	3,460
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,208	3,208
		Member Units (Southern RV Real Estate, LLC) (Fully diluted 55.7%)		480	470

				16,620	18,390
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—July 1, 2014)	1,079	1,079	880
		6% Current / 6% PIK Secured Debt (Maturity—July 1, 2014)	5,845	5,845	4,806
		Warrants (Fully diluted 52.3%)		1,096	—

				8,020	5,686
Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	8,970	8,812	8,970
		Member Units (Fully diluted 65.5%)		7,100	11,410

				15,912	20,380
Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,987	1,987	1,987
		Member Units (Fully diluted 42.8%)(8)		1,113	3,680

				3,100	5,667

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,164	3,164
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,100
		Common Stock (Fully diluted 19.1%)		3,706	—

				9,870	5,264
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2% (Floor 7.00%), Current Coupon 9%, Secured Debt (Maturity—October 1, 2018)(9)	1,000	1,000	1,000
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,449	5,449	4,820
		Warrants (Fully diluted 46.6%)		600	—

				7,049	5,820

Subtotal Control Investments (27.4% of total investments at fair value)				294,687	395,985

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 20.9%)		50	10,450
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 17, 2017)	6,000	5,809	5,809
		Warrants (Fully diluted 8.8%)		200	630

				6,009	6,439
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (Fully diluted 15%)(8)		100	610
Congruent Credit Opportunities Funds(12)(13)	Investment Partnerships
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		22,230	22,407
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		5,382	5,382

				27,612	27,789
Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,461	20,110	20,350
		Common Stock (Fully diluted 12.6%)		5,213	12,261

				25,323	32,611
Dos Rios Partners(12)(13)	Investment Partnerships
		LP Interests (Dos Rios Partners, LP) (Fully diluted 25.75%)		1,269	1,373
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 8.18%)		403	435

				1,672	1,808
East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	810
Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		3,333	3,333
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		6% Current / 11% PIK Secured Debt (Maturity—November 21, 2016)	13,046	12,686	11,461
		Warrants (Fully diluted 22.5%)		400	—

				13,086	11,461

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Glowpoint, Inc.(13)	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	197	193	193
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,900	8,900
		Common Stock (Fully diluted 21.7%) (GP Investment Holdings, LLC)		3,958	11,259

				13,051	20,352
Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (Fully diluted 11.9%)(8)		635	9,450
Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	7,382	7,009	7,382
		Preferred Equity (8% cumulative)(8)		1,912	1,912
		Warrants (Fully diluted 10.6%)		459	—
		Member Units (Fully diluted 12.1%)(8)		1	—

				9,381	9,294
Integrated Printing Solutions, LLC	Specialty Card Printing
		Member Units (Fully diluted 10.0%)		1,130	1,130
irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (Fully diluted 12.8%)(8)		624	3,720
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	8,250	8,191	8,250
		Member Units (Fully diluted 18.3%)(8)		341	5,820

				8,532	14,070
L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (Fully diluted 12.9%)(8)		2,019	2,374

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—September 30, 2014)	3,343	3,343	3,343
		Preferred Stock (7% cumulative) (Fully diluted 3.3%)(8)		1,879	2,666
		Warrants (Fully diluted 16.6%)		1,919	502

				7,141	6,511
OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Equity (Fully diluted 11.5%)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,031	3,973	4,031
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		2,041	3,505

				6,014	7,536
Quality Lease and Rental Holdings, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)	36,577	36,073	14,230
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 22.2%)		2,500	—

				38,573	14,230
Radial Drilling Services Inc.	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,705	3,705
		Warrants (Fully diluted 24.0%)		758	—

				4,463	3,705
Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	10,418	10,318	10,418
		Common Stock (Fully diluted 19.4%)		1,707	4,660

				12,025	15,078
Spectrio LLC	Provider of Audio and Digital Messaging Services
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 19, 2018)	17,878	17,535	17,878
		Warrants (Fully diluted 9.8%)		887	3,850

				18,422	21,728

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
SYNEO, LLC	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	3,600	3,557	3,557
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,414	1,414
		Member Units (Fully diluted 10.7%)		1,097	801

				6,068	5,772
Texas Reexcavation LC	Provider of Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,279	6,186	6,186
		Class A Member Units (Fully diluted 16.3%)		2,900	3,600

				9,086	9,786
Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	11,000	10,802	10,802
		Class C Preferred Member Units (10% cumulative) (Fully diluted 10.0%)(8)		2,130	2,130

				12,932	12,932

Subtotal Affiliate Investments (17.9% of total investments at fair value)				229,132	257,950

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Non-Control/Non-Affiliate Investments(7)
Ability Network, Inc.(11)	Health Care Information Technology
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 14, 2021)(9)	5,250	5,147	5,243
Accuvant Finance, LLC(11)	Cyber Security Value Added Reseller
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 22, 2020)(9)	8,625	8,541	8,582
Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	5,000	4,955	5,056
Alvogen Pharma US, Inc.(11)	Pharmaceutical Company Focused on Generics
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—May 23, 2018)(9)	1,846	1,822	1,885
AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,775	2,708	2,591
AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	22,420	22,256	22,256
		Common Stock (Fully diluted 3.2%)		2,000	2,000

				24,256	24,256
AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,971	6,050
AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 29, 2018)(9)	4,875	4,748	4,982
Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	6,948	6,887	5,112
Ancile Solutions, Inc.(11)	Provider of eLearning Solutions
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—July 15, 2018)(9)	9,384	9,335	9,443

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Answers Corporation(11)	Consumer Internet Search Services Provider
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—December 20, 2018)(9)	6,419	6,360	6,435
AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,983	6,784	7,105
Aptean, Inc.(11)	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	12,718	12,673	12,798
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,828	4,774	4,659
Ascend Learning, LLC(11)	Technology-based Healthcare Learning Solutions
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—July 31, 2019)(9)	4,239	4,220	4,298
ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	5,870	6,125	6,125
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		12.75% Current / 2.75% PIK Secured Debt (Maturity—June 22, 2017)	10,560	10,497	10,497
BBTS Borrower LP(11)	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019)(9)	7,930	7,871	8,016
Beers Enterprises, Inc.(10)	Provider of Broadcast Video Transport Services
		Prime Plus 6.50% (Floor 3.25%), Current Coupon 9.75%, Secured Debt (Maturity—March 19, 2019)(9)	5,526	5,468	5,468

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,390	6,351	6,406
Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,500	11,329	11,356
Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 6, 2018)(9)	3,289	3,229	3,314
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,125	2,176
California Pizza Kitchen, Inc.(11)	Casual Dining Restaurant Chain
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—March 29, 2018)(9)	9,062	8,740	8,677
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12.00% PIK Secured Debt (Maturity—September 30, 2014)(14)	7,011	6,962	3,376
		Warrants (Fully diluted 1.5%)		17	—

				6,979	3,376
Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	7,576	7,511	7,670
CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,974	1,933
Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,963	4,921	4,944
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,465	2,513

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		12% Secured Debt (Maturity—September 14, 2014)	3,667	3,544	3,538
Compact Power Equipment, Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	4,038	4,021	4,038
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		1,038	2,360

				5,059	6,398
CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,418	12,297	12,107
Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2.00% PIK Secured Debt (Maturity—April 15, 2020)	20,086	19,431	19,431
		Warrants (Fully diluted 1.5%)		474	474

				19,905	19,905
Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—February 10, 2019)(9)	7,500	7,425	7,463
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.1%)		1,335	9,920
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,411	4,382	4,433
EnCap Energy Fund Investments(12)(13)	Investment Partnerships
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,354	3,571
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		1,572	1,863
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		997	997
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		3,950	4,270

				9,873	10,701

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	12,850	12,658	12,850
Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)	Technology-based Performance Support Solutions
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—August 2, 2022)(9)	3,000	2,978	2,983
Excelitas Technologies Corp.(11)	Lighting and Sensor Components
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 2, 2020)(9)	3,938	3,901	3,976
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, (Floor 1.25%) Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,400	5,320	4,692
Fender Musical Instruments Corporation(11)	Manufacturer of Musical Instruments
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	445	441	449
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,880	7,823	7,860
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 31, 2017)(9)	5,954	5,946	5,980
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	997	955

				6,943	6,935
Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,938	4,861	4,715
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,918	1,910

				6,779	6,625

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.50% Secured Debt (Maturity—April 15, 2019)	5,000	4,904	4,950
Healogics, Inc.(11)	Wound Care Management
		Common Equity (Fully diluted 0.02%)		50	50
ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	2,500	2,459	2,462
iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	10,616	10,473	10,404
Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,677	3,822
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—August 7, 2017)(9)	2,609	2,609	2,610
iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	10,012	9,801	9,636
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,509	4,380	4,498
Joerns Healthcare, LLC(11)	Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	10,000	9,901	9,963
Keypoint Government Solutions, Inc.(11)	Pre-Employment Screening Services
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,358	4,296	4,361
Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,880

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Larchmont Resources, LLC(11)	Oil & Gas Exploration and Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,930	6,872	7,086
Learning Care Group (US) No. 2 Inc.(11)	Provider of Early Childhood Education
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—May 5, 2021)(9)	5,250	5,198	5,342
LJ Host Merger Sub, Inc.(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	9,875	9,786	9,838
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 13, 2020)(9)	5,000	4,909	4,975

				14,695	14,813
LTI Flexible Products Inc.(11)	Manufacturer of Environmental & Energy Management Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—May 1, 2021)(9)	1,500	1,493	1,502
LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,417	16,266	16,266
LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		2,250	4,766
MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,295	7,228	7,313
MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,411	5,278	5,303
MedSolutions Holdings, Inc.(11)	Specialty Benefit Management
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—July 8, 2019)(9)	3,800	3,767	3,817

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2017)(9)	5,287	5,287	5,338
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—November 9, 2018)(9)	4,880	4,842	4,855
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	721
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)	5,952	5,766	3,617
		Warrants (Fully diluted 2.5%)		151	1

				5,917	3,618
Mood Media Corporation(11)(13)	Electronic Equipment & Instruments
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	4,239	4,198	4,253
MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,508	4,466	4,508
New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 30, 2020)(9)	15,000	14,703	14,775
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 2.9%)		20	6,290
Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 5.25% (Floor 1.50%), Current Coupon 6.75%, Secured Debt (Maturity—June 18, 2015)(9)	12,862	12,818	12,862
North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	7,462	7,392	7,528

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.50% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	7,191	7,137	7,196
Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.50% Secured Debt (Maturity—January 15, 2018)	3,150	3,120	3,237
PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,978	8,806	9,067
Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,963	2,928	2,758
Pitney Bowes Management Services Inc.(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—October 1, 2019)(9)	5,955	5,901	6,022
Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	8,391	8,362	8,370
Printpack Holdings, Inc.(11)	Manufacturer of Flexible and Rigid Packaging
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 29, 2020)(9)	7,500	7,426	7,538
Primesight Limited(10)(13)	Outdoor Advertising Operator
		10.00% Secured Debt (Maturity—October 22, 2016)	8,973	8,893	9,197
Prowler Acquisition Corp.(11)	Specialty Distributor to the Energy Sector
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—January 28, 2020)(9)	1,247	1,235	1,259

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	13,054	12,913	12,913
Radio One, Inc.(11)(13)	Radio Broadcasting
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,872	2,849	2,940
Ravago Holdings America, Inc.(11)	Polymers Distributor
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	6,234	6,176	6,297
RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 23, 2019)(9)	6,500	6,436	6,504
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,941	3,983

				10,377	10,487
Recorded Books Inc.(11)	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—March 3, 2020)(9)	12,344	12,226	12,344
Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,971	2,998
Rentpath, Inc.(11)	Online Apartment Aggregator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—May 29, 2020)(9)	120	120	121
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 30, 2015)	5,787	5,755	5,801
		15.00% PIK Secured Debt (Maturity—May 30, 2015)	6,866	6,739	7,004
		Class A Units (Fully diluted 0.2%)		292	1,588

				12,786	14,393

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
The SI Organization, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—November 23, 2019)(9)	1,865	1,847	1,874
SAExploration, Inc.(10)(13)	Geophysical Services Provider
		11.00% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)	8,137	8,220	8,137
		Common Stock (Fully diluted 0.01%)(8)		65	52

				8,285	8,189
Sagittarius Restaurants LLC (d/b/a Del Taco)(11)	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,909	4,885	4,921
SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,500	7,434	6,862
Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—April 21, 2017)(9)	11,554	11,068	10,630
Sutherland Global Services, Inc.(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,563	6,456	6,604
Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,948	6,823	6,913
Targus Group International(11)	Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,335	4,349	3,717

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,925	6,906	6,930
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,479	2,519

				9,385	9,449
Templar Energy LLC(11)	Oil & Gas Exploration and Production
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,941	4,975
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (Fully diluted 0.1%)		235	301
The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,990	1,973	1,970
ThermaSys Corporation(11)	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	11,184	11,118	11,177
Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,163	6,325
Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,798	12,638	12,821
UniTek Global Services, Inc.(11)(13)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)	10,189	9,561	10,342
		Warrants (Fully diluted 1.4%)		449	110

				10,010	10,452

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,159	5,147	5,172
US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,481	7,445	7,463
Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.50% Secured Bond (Maturity—June 5, 2017)	7,000	7,000	6,930
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12.00% Secured Debt (Maturity—December 27, 2018)	1,667	1,463	1,463
		Preferred Class A Units (5% cumulative) (Fully diluted 1.4%)(8)		336	336
		Warrants (Fully diluted 1.1%)		186	186

				1,985	1,985
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,871
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50% (Floor 1.50%), Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	4,087	4,008	4,109
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,973	5,025

				8,981	9,134
Walker & Dunlop Inc.(11)(13)	Real Estate Financial Services
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	3,231	3,201	3,288
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,423	5,418	5,451

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,800	1,773	1,741
YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	3,418	3,371	3,443
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Warrants (Fully diluted 2.7%)		1,071	1,071

Subtotal Non-Control/Non-Affiliate Investments (54.1% of total investments at fair value)				763,484	780,464

Total Portfolio Investments, June 30, 2014				1,287,303	1,434,399

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Other Marketable Securities and Idle Funds Investments(13)				9,212	8,974

Subtotal Marketable Securities and Idle Funds Investments (0.6% of total investments at fair value)				9,212	8,974

Total Investments, June 30, 2014				$1,296,515	$1,443,373

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. All of the Company's assets are encumbered either as security for the Company's credit agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment. See Note B for summary of Private Loan.

(11)
Middle Market portfolio investment. See Note B for summary of Middle Market.

(12)
Other Portfolio investment. See Note B for summary of Other Portfolio.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Control Investments(5)

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,500	3,434	3,434
		Member Units (Fully diluted 48.4%)		1,500	1,500

				4,934	4,934

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,581	14,750
		Common Stock (Fully diluted 42.9%)		6,220	8,850

				20,801	23,600

Café Brazil, LLC	Casual Restaurant Group
		Member Units (Fully diluted 69.0%)(8)		1,742	6,770

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,973	8,103
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,343	13,043

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	16,700

Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,586	3,586
		Member Units (Fully diluted 65.0%)		5,273	1,190
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,017	1,017	1,017
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100.0%)(8)		625	1,060

				14,501	10,853

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,800	5,693	5,693
		Member Units (Fully diluted 32.0%)		1,200	1,200

				6,893	6,893

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	13,220

				3,899	14,139

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	4,896	4,659	4,896
		Preferred Stock (8% cumulative)(8)		1,167	1,167
		Common Stock (Fully diluted 34.4%)		718	1,340

				6,544	7,403

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	440
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	2,050

				1,804	2,490

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 95.9%)(8)		7,095	13,720

IDX Broker, LLC	Provider of Marketing and CRM Tools for Real Estate
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,467	10,467
		Member Units (Fully diluted 63.9%)		5,029	5,029

				15,496	15,496

Impact Telecom, Inc.	Telecommunications Services
		LIBOR Plus 4.50%, (Floor 2.00%) Current Coupon 6.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,568	1,568
		13% Secured Debt (Maturity—May 31, 2018)	22,500	14,690	14,690
		Warrants (Fully diluted 40.0%)		8,000	8,760

				24,258	25,018

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,550	3,483	3,550
		Warrants (Fully diluted 30.1%)		1,129	2,200

				4,612	5,750

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75%, (Floor 3.25%) Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,255	4,193	4,255
		Member Units (Fully diluted 60.8%)(8)		811	3,310

				5,004	7,565

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,676	1,676	1,676
		Preferred Stock (non-voting)		459	470
		Warrants (Fully diluted 7.1%)		54	30
		Common Stock (Fully diluted 70.0%)		100	250

				2,289	2,426

Marine Shelters Holdings, LLC	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,076	10,076
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,826	13,826

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	972	972	972
		Member Units (Fully diluted 54.0%)(8)		1,132	8,280
		Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	440

				8,004	15,342

MSC Adviser I, LLC	Investment Partnership
		Member Units (Fully diluted 100.0%)		—	1,064

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, (Floor 7.00%) Current Coupon 9%, Secured Debt (Maturity—September 1, 2015)(9)	2,750	2,703	2,750
		Prime Plus 2%, (Floor 7.00%) Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,893	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,418	4,468
		Member Units (Fully diluted 44.0%)(8)		2,975	5,920

				12,989	16,061

NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,394	4,226	4,226
		Warrants (Fully diluted 12.5%)		252	440
		Member Units (Fully diluted 24.8%)		500	870

				4,978	5,536

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,382	12,100
		Warrants (Fully diluted 12.2%)		817	1,420
		Member Units (Fully diluted 43.2%)(8)		2,900	5,050

				15,099	18,570

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		15% Secured Debt (Maturity—January 6, 2016)	4,791	4,760	4,791
		Member Units (Fully diluted 43.7%)(8)		1,250	4,860

				6,010	9,651

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,827	7,860
		Common Stock (Fully diluted 51.1%)		2,150	7,990

				9,977	15,850

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	3,506	3,070	3,506
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	4,674	4,617	4,656
		Warrants (Fully diluted 14.6%)		1,200	2,620
		Member Units (Fully diluted 22.6%)(8)		1,863	4,180

				10,750	14,962

River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	421	421
		Member Units (Fully diluted 38.3%)		1,150	—
		Member Units (RA Properties, LLC) (Fully diluted 50.0%)		369	369

				2,440	1,290

Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,239	11,239
		Member Units (Fully diluted 50.2%)		1,680	1,680
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,204	3,204
		Member Units (Southern RV Real Estate, LLC) (Fully diluted 55.69%)		480	480

				16,603	16,603

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—July 1, 2014)	1,079	1,079	880
		6% Current / 6% PIK Secured Debt (Maturity—July 1, 2014)	5,639	5,639	4,600
		Warrants (Fully diluted 52.3%)		1,096	—

				7,814	5,480

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	9,200	9,025	9,025
		Member Units (Fully diluted 65.5%)		7,100	7,100

				16,125	16,125

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	2,175	2,175	2,175
		Member Units (Fully diluted 42.8%)(8)		1,113	3,730

				3,288	5,905

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,158	3,158
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	1,510
		Common Stock (Fully diluted 19.1%)		3,706	—

				9,864	4,668

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, (Floor 7.00%) Current Coupon 9%, Secured Debt (Maturity—October 1, 2018)(9)	1,000	1,000	1,000
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,449	5,449	4,820
		Warrants (Fully diluted 46.6%)		600	—

				7,049	5,820

Subtotal Control Investments (27.5% of total investments at fair value)				277,411	356,973

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Affiliate Investments(6)

American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	10,100

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,799	4,799
		Warrants (Fully diluted 7.5%)		200	530

				4,999	5,329

Buffalo Composite Materials Holdings, LLC	Manufacturer of Fiberglass Products
		Member Units (Fully diluted 23.1%)		2,035	2,035

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		12% Secured Debt (Maturity—July 31, 2018)	3,750	3,750	3,750
		Warrants (Fully diluted 15.0%)(8)		100	540

				3,850	4,290

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		22,060	22,692
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)		4,128	4,128

				26,188	26,820

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,206	19,828	19,828
		Common Stock (Fully diluted 12.6%)		4,642	11,689

				24,470	31,517

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 27.69%)		1,269	1,269
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 9.14%)		403	403

				1,672	1,672

East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	450

Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)		1,618	1,618

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,165	11,747	10,550
		Warrants (Fully diluted 22.5%)		400	—

				12,147	10,550
Glowpoint, Inc.	Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	300	294	294
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,892	8,892
		Common Stock (Fully diluted 21.8%) (GP Investment Holdings, LLC)		3,800	10,235

				12,986	19,421

Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	9,160

Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	7,800	7,394	7,800
		Preferred Equity (8% cumulative)(8)		1,832	1,832
		Warrants (Fully diluted 10.6%)		459	470
		Member Units (Fully diluted 12.1%)(8)		1	530

				9,686	10,632

Integrated Printing Solutions, LLC	Specialty Card Printing
		8% PIK Secured Debt (Maturity—January 31, 2014)(14)	750	750	750
		13% PIK Secured Debt (Maturity—September 23, 2016)(14)	12,500	11,918	8,365
		Preferred Equity (Fully diluted 11.0%)		2,000	—
		Warrants (Fully diluted 8.0%)		600	—

				15,268	9,115

irth Solutions, LLC	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	3,300

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,927	9,000
		Member Units (Fully diluted 17.5%)(8)		341	5,740

				9,268	14,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% PIK Secured Debt (Maturity—June 30, 2014)	2,330	1,788	1,788
		Preferred Stock (7% cumulative) (Fully diluted 3.6%)(8)		1,815	2,602
		Warrants (Fully diluted 14.2%)		1,787	370

				5,390	4,760

OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)		1,371	4,971

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,449	4,376	4,449
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,847	3,311

				6,223	7,760

Quality Lease and Rental Holdings, LLC	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)	37,350	36,843	20,000
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	—

				39,343	20,000

Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,626	3,626
		Warrants (Fully diluted 24.0%)		758	—

				4,384	3,626

Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,453	11,325	11,453
		Common Stock (Fully diluted 19.4%)		1,707	4,510

				13,032	15,963

Spectrio LLC	Audio Messaging Services
		LIBOR Plus 7.50%, Current Coupon 8.50%, Secured Debt (Maturity—November 19, 2018)	17,878	17,504	17,878
		Warrants (Fully diluted 9.8%)		887	3,850

				18,391	21,728

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,238	4,238
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,414	1,414
		Member Units (Fully diluted 10.8%)		1,036	740

				6,688	6,392

Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,185	6,082	6,082
		Class A Member Units (Fully diluted 16.3%)		2,900	3,270

				8,982	9,352

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	11,000	10,785	10,785
		Class C Preferred Member Units (10% cumulative) (Fully diluted 10.0%)(8)		2,027	2,027

				12,812	12,812

Subtotal Affiliate Investments (20.6% of total investments at fair value)				242,592	268,113

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Non-Control/Non-Affiliate Investments(7)

ABG Intermediate Holdings 2, LLC(11)	Trademark Licensing of Clothing
		LIBOR Plus 5.00%, (Floor 1.00%) Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	7,500	7,463	7,463

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00%, (Floor 1.00%) Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	5,000	4,952	5,076

Alvogen Pharma US, Inc.(11)	Pharmaceutical Company Focused on Generics
		LIBOR Plus 5.75%, (Floor 1.25%) Current Coupon 7.00%, Secured Debt (Maturity—May 23, 2018)(9)	1,966	1,938	1,996

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, (Floor 1.25%) Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,850	2,775	2,501

AM3 Pinnacle Corporation	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	22,500	22,320	22,320
		Common Stock (Fully diluted 3.2%)		2,000	2,000

				24,320	24,320

American Beacon Advisors Inc.(11)	Provider of Sub-Advised Investment Products
		LIBOR Plus 3.75%, (Floor 1.00%) Current Coupon 4.75%, Secured Debt (Maturity—November 22, 2019)(9)	6,500	6,436	6,534

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,960	6,050

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 7.50%, (Floor 1.25%) Current Coupon 8.75%, Secured Debt (Maturity—June 29, 2018)(9)	4,938	4,799	4,975

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.25%, (Floor 1.25%) Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	6,965	6,900	7,078

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ancile Solutions, Inc.(11)	Provider of eLearning Solutions
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—July 15, 2018)(9)	9,628	9,571	9,652

Answers Corporation(11)	Consumer Internet Search Services Provider
		LIBOR Plus 5.50%, (Floor 1.00%) Current Coupon 6.50%, Secured Debt (Maturity—December 20, 2018)(9)	8,500	8,415	8,436

AP Gaming I, LLC	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25%, (Floor 1.00%) Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	7,000	6,790	6,913

Apria Healthcare Group, Inc.(11)	Provider of Home Healthcare Equipment
		LIBOR Plus 5.50%, (Floor 1.25%) Current Coupon 6.75%, Secured Debt (Maturity—April 6, 2020)(9)	5,473	5,441	5,500

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,953	5,878	5,864

Atkins Nutritionals Holdings II, Inc.(11)	Weight Management Food Products
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—January 2, 2019)(9)	1,985	1,985	2,010

B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		12.5% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,235	11,158	11,158

BBTS Borrower LP(11)	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50%, (Floor 1.25%) Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019)(9)	6,948	6,883	7,013

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25%, (Floor 1.25%) Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	5,413	5,375	5,399

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 6.50%, (Floor 1.00%) Current Coupon 7.50%, Secured Debt (Maturity—December 6, 2018)(9)	4,000	3,921	3,960

Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,063	6,983	7,063

Brasa Holdings, Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 4.75%, (Floor 1.00%) Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	3,456	3,379	3,498
		LIBOR Plus 9.50%, (Floor 1.50%) Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	3,857	3,820	3,896

				7,199	7,394

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12.00% PIK Secured Debt (Maturity—September 30, 2014)	6,336	6,276	4,738
		Warrants (Fully diluted 1.5%)		17	—

				6,293	4,738

CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, (Floor 1.50%) Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,197	4,163	4,244

Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	7,964	7,891	8,028

Charlotte Russe, Inc.(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50%, (Floor 1.25%) Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,988	4,942	4,919

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, (Floor 1.50%) Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,462	2,513

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Collective Brands Finance, Inc.(11)	Specialty Footwear Retailer
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—October 9, 2019)(9)	2,481	2,481	2,494

Compact Power Equipment, Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,918	3,901	3,918
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		998	2,230

				4,899	6,148

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00%, (Floor 1.25%) Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,972	1,940

Connolly Holdings, Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, (Floor 1.25%) Current Coupon 6.50%, Secured Debt (Maturity—July 13, 2018)(9)	2,395	2,376	2,405
		LIBOR Plus 9.25%, (Floor 1.25%) Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,967	2,045

				4,343	4,450

CST Industries(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, (Floor 1.50%) Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	11,563	11,436	11,389

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.1%)		1,335	9,470

Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, (Floor 1.25%) Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,434	4,401	4,467

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,868	2,985
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		1,192	1,301
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		646	646
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		2,723	2,723

				7,429	7,655

e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00%, (Floor 1.00%) Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	11,000	10,786	10,931

Excelitas Technologies Corp.(11)	Lighting and Sensor Components
		LIBOR Plus 5.00%, (Floor 1.00%) Current Coupon 6.00%, Secured Debt (Maturity—November 2, 2020)(9)	3,958	3,919	3,987

Fender Musical Instruments Corporation(11)	Manufacturer of Musical Instruments
		LIBOR Plus 4.50%, (Floor 1.25%) Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	448	443	455

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, (Floor 1.25%) Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,550	5,459	5,437

FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,920	7,856	7,965

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, (Floor 1.50%) Current Coupon 6.50%, Secured Debt (Maturity—July 31, 2017)(9)	964	961	958
		LIBOR Plus 9.00%, (Floor 1.50%) Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	953

				1,957	1,911

Gastar Exploration USA, Inc.(11)	Oil & Gas Exploration & Production
		8.63% Secured Bond (Maturity—May 15, 2018)	1,000	1,000	983

Getty Images, Inc.(11)	Digital Photography and Video Content Marketplace
		LIBOR Plus 3.50%, (Floor 1.25%) Current Coupon 4.75%, Secured Debt (Maturity—October 18, 2019)(9)	4,987	4,501	4,665

Golden Nugget, Inc.(11)	Owner & Operator of Hotels & Casinos
		LIBOR Plus 4.50%, (Floor 1.00%) Current Coupon 5.50%, Secured Debt (Maturity—November 21, 2019)(9)	1,400	1,380	1,424

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00%, (Floor 1.50%) Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,963	4,877	4,714
		13.75 Secured Debt (Maturity—July 31, 2018)	2,000	1,911	1,900

				6,788	6,614

Healogics, Inc.(11)	Wound Care Management
		Common Equity (Fully diluted 0.02%)(8)		50	50

iEnergizer Limited(11)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	8,150	8,020	8,028

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino
		9.25% Secured Debt (Maturity—November 30, 2020)	4,096	3,901	3,953

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 4.00%, (Floor 1.00%) Current Coupon 5.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,630	5,721

Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, (Floor 0.28%) Current Coupon 6.78%, Secured Debt (Maturity—January 15, 2022)	2,000	1,704	2,000

Jackson Hewitt Tax Services, Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, (Floor 1.50%) Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,844	4,688	4,820

Joerns Healthcare, LLC(11)	Health Care Equipment & Supplies
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—March 28, 2018)(9)	6,451	6,395	6,322

Keypoint Government Solutions, Inc.(11)	Pre-Employment Screening Services
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,483	4,411	4,439

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25%, (Floor 1.25%) Current Coupon 8.50%, Secured Debt (Maturity—August 7, 2019)(9)	6,965	6,899	7,096

Learning Care Group (US) No. 2 Inc.(11)	Provider of Early Childhood Education
		LIBOR Plus 4.75%, (Floor 1.25%) Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,486	5,436	5,521

LJ Host Merger Sub, Inc.(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75%, (Floor 1.25%) Current Coupon 6.00%, Secured Debt (Maturity—December 23, 2019)(9)	10,000	9,901	9,950
		LIBOR Plus 8.75%, (Floor 1.25%) Current Coupon 10.00%, Secured Debt (Maturity—December 23, 2020)(9)	5,000	4,901	4,975

				14,802	14,925

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,506	16,342	16,342

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		1,500	3,033

MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50%, (Floor 1.25%) Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,350	7,277	7,313

Media Holdings, LLC(11)	Internet Traffic Generator
		14% Secured Debt (Maturity—October 18, 2018)	5,894	5,781	5,952

MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75%, (Floor 1.25%) Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,473	5,339	5,351

Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 4.00%, (Floor 1.25%) Current Coupon 5.25%, Secured Debt (Maturity—June 19, 2017)(9)	2,924	2,896	2,924

MedSolutions Holdings, Inc.(11)	Specialty Benefit Management
		LIBOR Plus 5.25%, (Floor 1.25%) Current Coupon 6.50%, Secured Debt (Maturity—July 8, 2019)(9)	3,900	3,864	3,912

Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 5.00%, (Floor 1.00%) Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2017)(9)	5,313	5,313	5,365

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, (Floor 1.25%) Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	4,905	4,863	4,911

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	871

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50%, (Floor 1.50%) Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,397	5,198	4,749
		Warrants (Fully diluted 2.5%)		151	1

				5,349	4,750

MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50%, (Floor 1.25%) Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,600	4,554	4,589

National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, (Floor 1.25%) Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,163	3,125	3,173

NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)		20	3,170

NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, (Floor 1.25%) Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,805	9,660	9,163

Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.50%, (Floor 1.50%) Current Coupon 8.00%, Secured Debt (Maturity—June 18, 2014)(9)	5,701	5,650	5,530

North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, (Floor 1.25%) Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,960	3,892	3,881

NRC US Holding Company LLC(11)	Environmental Services Provider
		LIBOR Plus 4.50%, (Floor 1.00%) Current Coupon 5.50%, Secured Debt (Maturity—July 30, 2019)(9)	3,413	3,396	3,421

Nuverra Environmental Solutions, Inc.(11)	Water Treatment and Disposal Services
		9.88% Unsecured Bond (Maturity—April 15, 2018)	3,500	3,500	3,413

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.50% Secured Debt (Maturity—November 15, 2026)	5,000	5,000	5,000

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	7,499	7,435	7,255

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.50% Secured Bond (Maturity—January 15, 2018)	3,150	3,116	3,103

Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,978	2,939	2,625

Pitney Bowes Management Services Inc.(11)	Provider of Document Management Services
		LIBOR Plus 6.25%, (Floor 1.25%) Current Coupon 7.50%, Secured Debt (Maturity—October 1, 2019)(9)	5,985	5,927	6,030

Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75%, (Floor 1.25%) Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	3,413	3,381	3,425

Primesight Limited(10)	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,378	7,378	8,163

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00%, (Floor 1.50%) Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	8,597	8,499	8,499

Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, (Floor 1.50%) Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,902	2,873	2,977

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ravago Holdings America Inc(11)	Polymers Distributor
		LIBOR Plus 4.50%, (Floor 1.00%) Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	6,250	6,188	6,266

Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,787	5,739	6,026
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	6,370	6,189	6,449
		Class A Units (Fully diluted 0.2%)		292	1,521

				12,220	13,996

Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, (Floor 1.00%) Current Coupon 5.75%, Secured Debt (Maturity—August 24, 2018)(9)	2,975	2,948	2,975

SAExploration, Inc.	Geophysical Services Provider
		11.00% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)	8,075	8,173	8,075
		Common Stock (Fully diluted 0.01%)(8)		65	55

				8,238	8,130

SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25%, (Floor 1.00%) Current Coupon 8.25%, Secured Debt (Maturity—August 8, 2019)(9)	7,500	7,429	6,975

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, (Floor 1.50%) Current Coupon 7.50%, Secured Debt (Maturity—April 21, 2017)(9)	11,651	11,086	10,486

Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 7.50%, (Floor 1.25%) Current Coupon 8.75%, Secured Debt (Maturity—April 30, 2019)(9)	1,500	1,486	1,523

Sutherland Global Services(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,738	6,619	6,754

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25%, (Floor 1.00%) Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,983	6,849	6,924

Targus Group International(11)	Protective Cases for Mobile Devices
		LIBOR Plus 9.50%, (Floor 1.50%) Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,426	4,445	3,696

Technimark LLC(11)	Injection Molding
		LIBOR Plus 4.25%, (Floor 1.25%) Current Coupon 5.50%, Secured Debt (Maturity—April 17, 2019)(9)	3,734	3,701	3,753

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00%, (Floor 1.25%) Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,965	6,933	6,948
		LIBOR Plus 7.50%, (Floor 1.25%) Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,477	2,513

				9,410	9,461

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.00%, (Floor 1.00%) Current Coupon 8.00%, Secured Debt (Maturity—November 25, 2020)(9)	3,000	2,941	3,017

Tervita Corporation(11)	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, (Floor 1.25%) Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	5,474	5,427	5,507

The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		Warrants (Fully diluted 0.1%)		235	301

The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00%, (Floor 1.25%) Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	2,000	1,981	2,005

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
ThermaSys Corporation(11)	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00%, (Floor 1.25%) Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	6,395	6,336	6,326

Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25%, (Floor 1.25%) Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	6,446	6,314	6,470

Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, (Floor 1.50%) Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,275	4,228	4,299

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00%, (Floor 1.00%) Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	7,500	7,352	7,406

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50%, (Floor 1.50%) Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)	10,034	9,328	10,016
		Warrants (Fully diluted 1.4%)		466	450

				9,794	10,466

Univeral Fiber Systems, LLC	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, (Floor 1.75%) Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	10,192	10,141	10,243

US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.88%, (Floor 1.50%) Current Coupon 9.38%, Secured Debt (Maturity—November 13, 2016)(9)	6,078	5,985	6,048

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.50% Secured Bond (Maturity—August 7, 2017)	7,000	7,000	7,175

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12.00% Secured Debt (Maturity—December 27, 2018)	1,667	1,612	1,612
		Preferred Class A Units (5% cumulative) (Fully diluted 1.4%)(8)		327	327
		Warrants (Fully diluted 1.1%)		22	22

				1,961	1,961

Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, (Floor 1.25%) Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,837

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, (Floor 1.50%) Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,348	2,235	2,347
		LIBOR Plus 8.00%, (Floor 1.50%) Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,969	5,050

				7,204	7,397

Walker & Dunlop Inc.(11)(13)	Real Estate Financial Services
		LIBOR Plus 4.50%, (Floor 1.00%) Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	4,250	4,208	4,229

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, (Floor 1.25%) Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,950	4,825	4,996

Willbros Group, Inc.(11)(13)	Engineering and Construction Contractor
		LIBOR Plus 9.75%, (Floor 1.25%) Current Coupon 11.00%, Secured Debt (Maturity—August 5, 2019)(9)	2,993	2,893	3,037

Wilton Brands, LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, (Floor 1.25%) Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,875	1,844	1,792

Wireco Worldgroup, Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, (Floor 1.25%) Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,469	2,451	2,492

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75%, (Floor 1.25%) Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,800	2,737	2,834

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	7,056	7,056
		Warrants (Fully diluted 2.7%)		1,071	1,071

				8,127	8,127
Subtotal Non-Control/Non-Affiliate Investments (50.9% of total investments at fair value)				643,068	661,102

Total Portfolio Investments, December 31, 2013				1,163,071	1,286,188

Marketable Securities and Idle Funds Investments

	Investments in Marketable Securities and Diversified, Registered Bond Funds

Other Marketable Securities and Idle Funds Investments(13)				14,885	13,301

Subtotal Marketable Securities and Idle Funds Investments (1.0% of total investments at fair value)				14,885	13,301

Total Investments, December 31, 2013				$1,177,956	$1,299,489

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. All of the Company's assets are encumbered either as security for the Company's credit agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment. See Note B for summary of Private Loan.

(11)
Middle Market portfolio investment. See Note B for summary of Middle Market.

(12)
Other Portfolio investment. See Note B for summary of Other Portfolio.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC, (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. Each of the Investment Managers is also a direct

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager (see Note A.2. for further discussion).

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries (which, as noted above and discussed in detail below, include the Funds and the Taxable Subsidiaries and, beginning April 1, 2013, include the Internal Investment Manager which was previously treated as a portfolio investment). The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager and, for all periods up to and including March 31, 2013, the investment in the Internal Investment Manager, but excludes all "Marketable securities and idle funds investments", and, for all periods after March 31, 2013, the Investment Portfolio also excludes the investment in the Internal Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Composition—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment (see Note D) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedules of Investments due to the nature of such investments (see Note B.11.). Main Street's results of operations for the three and six months ended June 30, 2014 and 2013, cash flows for the six months ended June 30, 2014 and 2013, and financial position as of June 30, 2014 and December 31, 2013, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

for the three and six months ended June 30, 2014 and 2013 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2013. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in ASC 946 occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to its portfolio companies. None of the portfolio investments made by Main Street qualify for this exception, including the investment in the External Investment Manager, except as discussed below with respect to the Internal Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Consolidated Statements of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)." For all periods prior to and including March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in the consolidated financial statements of Main Street (see Note D for further discussion of the Internal Investment Manager). The Internal Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary is providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in its LMM portfolio or Middle Market portfolio. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for its LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policies and processes are intended to provide a consistent basis for determining the fair value of the portfolio.

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process by using an enterprise value waterfall ("Waterfall") for its LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for its LMM debt investments. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. Main Street determines the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio equity investments, Main Street generally calculates the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for Main Street's portfolio investments estimate the value of the investment as if Main Street were to sell, or exit, the investment as of the measurement date.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Under the Waterfall valuation method, Main Street estimates the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then performs a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The Waterfall method assumes the loans and equity securities are sold to the same market participant, which Main Street believes is consistent with its past transaction history and standard industry practices. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, Main Street also analyzes the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, Main Street assumes the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer.

        These valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Yield-to-Maturity valuation method, Main Street also uses the income approach to determine the fair value of debt securities based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of the portfolio investments. Main Street's estimate of the expected repayment date of its debt securities is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans and debt securities to maturity. The Yield-to-Maturity analysis also considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will generally use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity,

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, Main Street may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, Main Street measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, Main Street may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of Main Street's investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding Main Street's ability to realize the full NAV of its interests in the investment fund.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company quarterly. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 31 LMM portfolio companies for the six months ended June 30, 2014, representing approximately 50% of the total LMM portfolio at fair value as of June 30, 2014, and on a total of 26 LMM portfolio companies for the six months ended June 30, 2013, representing approximately 40% of the total LMM portfolio at fair value as of June 30, 2013. Excluding Main Street's investments in new LMM portfolio companies that were not reviewed because their equity is publicly traded or they had not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of June 30, 2014 and 2013, as applicable, the percentage of the LMM portfolio reviewed for the six months ended June 30, 2014 and 2013 was 53% and 44% of total LMM portfolio at fair value as of June 30, 2014 and 2013, respectively.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, Main Street uses observable inputs to determine the fair value of these investments through obtaining

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

third-party quotes or other independent pricing. For Middle Market portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value its Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and its Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value its Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and its Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments. Main Street's Other Portfolio investments comprised 3.4% and 3.3%, respectively, of Main Street's Investment Portfolio at fair value as of June 30, 2014 and December 31, 2013. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street generally determines the fair value of its investments using the NAV valuation method. For Other Portfolio debt investments, Main Street determines the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent the use of these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value its Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the Waterfall methodology under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if Main Street were to sell, or exit, the investment. In addition, Main Street considers the value associated with Main Street's ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio, as well as its valuation procedures, consistent with the 1940 Act requirements. Main Street believes its Investment Portfolio as of June 30, 2014 and December 31, 2013 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At June 30, 2014, cash balances totaling $27.2 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large, established, high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include intermediate-term secured debt investments, independently rated debt investments and publicly traded debt and equity investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the three months ended June 30, 2014 and 2013, (i) approximately 4.0% and 3.7%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.1% and 1.0%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash. For the six months ended June 30, 2014 and 2013, (i) approximately 4.6% and 4.4%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.1% and 0.9%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of June 30, 2014, Main Street had two investments on non-accrual status, which comprised approximately 1.2% of the total Investment Portfolio at fair value and 3.5% of the total Investment Portfolio at cost, and no fully impaired investments. As of December 31, 2013, Main Street had two investments on non-accrual status, which comprised approximately 2.3% of the total Investment Portfolio at fair value and 4.7% of the total Investment Portfolio at cost, and no fully impaired investments.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)		(in thousands)
Interest, fee and dividend income:
Interest income	$27,929	$22,858	$53,663	$44,343
Dividend income	5,432	3,193	9,476	5,615
Fee income	1,286	1,379	2,077	2,805

Total interest, fee and dividend income	$34,647	$27,430	$65,216	$52,763

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees are approximately 3.4% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the term of the debenture agreement (ten years).

        Deferred financing costs also include commitment fees and other costs related to Main Street's multi-year investment credit facility (the "Credit Facility", as discussed further in Note F). These costs have been capitalized and are amortized into interest expense over the term of the Credit Facility.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected them. For the three months ended June 30, 2014 and 2013, approximately 4.1% and 3.3%, respectively, of Main Street's total investment income was attributable to interest income from the accretion of discounts, net of any premium reduction, associated with debt investments. For the six months ended June 30, 2014 and 2013, approximately 4.1% and 3.1%, respectively, of Main Street's total investment income was attributable to interest income from the accretion of discounts, net of any premium reduction, associated with debt investments.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

9.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through June 30, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any related tax assets or liabilities, in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and the Internal Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds and publicly

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer and values those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, the unvested shares of restricted stock awarded pursuant to Main Street's equity compensation plans are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

13.   Recently Issued or Adopted Accounting Standards

        In February 2013, the FASB issued Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date ("ASU 2013-04"). ASU 2013-04 provides additional guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. Public companies are required to apply ASU 2013-04 prospectively for interim and annual reporting periods beginning after December 15, 2013. The adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In June 2013, the FASB issued ASU 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

("ASU 2013-11"). ASU 2013-11 provides guidance on the balance sheet presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss, or tax credit carryforward exists as of the reporting date. The update is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Retrospective application is permitted. The adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new Guidance is effective for the annual reporting period beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. We are currently evaluating the impact the adoption of this new accounting standard will have on our Consolidated Financial Statements.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards that have been issued and any that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

  Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. During the classification process, Main Street may determine that it is appropriate to transfer investments between fair value hierarchy Levels. These transfers occur when the company has concluded that it is appropriate for the classification of an individual asset to be changed due to a change in the factors used to determine the selection of the Level. Any such changes are deemed to be effective during the quarter in which the transfer occurs.

        As of June 30, 2014 and December 31, 2013, all except for one of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The remaining investment was a publicly traded equity security. As a result, the fair value determination for the LMM portfolio

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of June 30, 2014 and December 31, 2013, except for the one publicly traded equity security which was categorized as Level 2.

        As of June 30, 2014, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, Main Street's Middle Market portfolio investments were categorized as Level 3 as of June 30, 2014. As of December 31, 2013, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, observable inputs in the non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, a portion of Main Street's Middle Market portfolio investments were categorized as Level 2 as of December 31, 2013. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value of the investments, Main Street categorized such investments as Level 3 as of December 31, 2013.

        As of June 30, 2014 and December 31, 2013, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing secured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of June 30, 2014 and December 31, 2013.

        As of December 31, 2013, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of December 31, 2013. There were no Other Portfolio debt investments as of June 30, 2014.

        As of June 30, 2014 and December 31, 2013, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of June 30, 2014 and December 31, 2013.

        As of June 30, 2014 and December 31, 2013, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of June 30, 2014 and December 31, 2013.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the Yield-to-Maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the tables below.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of June 30, 2014:

Type of Investment	Fair Value as of June 30, 2014 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$354,051	Discounted cash flow	Weighted average cost of capital	10.5% - 21.5%	13.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.8x(2)	6.2x
Debt investments	$464,634	Discounted cash flow	Risk adjusted discount factor	8.5% - 16.6%(2)	13.6%
			Expected principal recovery percentage	90.0% - 100.0%(2)	97.9%
Debt investments	$604,455	Market approach	Third party quote	71.8 - 102.8

Total Level 3 investments	$1,423,140

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 3.5x - 17.5x, the range for risk adjusted discount factor is 7.0% - 26.4% and the range for the expected principal recovery percentage is 48.2 - 100.0.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2013:

Type of Investment	Fair Value as of December 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$307,322	Discounted cash flow	Weighted average cost of capital	11.1% - 19.0%	14.3%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.2x(2)	6.0x
Debt investments	$467,396	Discounted cash flow	Risk adjusted discount factor	6.5% - 26.4%(2)	14.3%
			Expected principal recovery percentage	66.9% - 100.0%	97.8%
Debt investments	$430,172	Market approach	Third party quote	82.3 - 102.9

Total Level 3 investments	$1,204,890

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 11.5x and the range for risk adjusted discount factor is 6.5% - 96.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the six months ended June 30, 2014 (amounts in thousands). All transfers that occurred between fair value hierarchy levels during the six months ended June 30, 2014 were transfers out of Level 2 into Level 3. Net unrealized appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the Consolidated Statements of Operations.

Type of Investment	Fair Value as of December 31, 2013	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of June 30, 2014
Debt	897,568	55,102	(256,107)	376,656	6,434	(7,794)	(2,770)	1,069,089
Equity	270,764	—	(3,252)	16,120	2,008	31,780	3,092	320,512
Equity Warrant	36,558	—	(600)	771	600	(3,873)	83	33,539

	1,204,890	55,102	(259,959)	393,547	9,042	20,113	405	1,423,140

(1)
Includes the impact of non-cash conversions.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the six months ended June 30, 2013 (amounts in thousands). All transfers that occurred between fair value hierarchy levels during the six months ended June 30, 2013 were transfers out of Level 2 into Level 3. Net unrealized appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the Consolidated Statements of Operations.

Type of Investment	Fair Value as of December 31, 2012	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of June 30, 2013
Debt	477,272	4,992	(84,294)	290,261	(1,375)	793	2,663	690,312
Equity	191,764	—	154	15,436	—	14,782	839	222,975
Equity Warrant	28,595	—	(159)	8,813	—	2,743	(833)	39,159

	$697,631	$4,992	$(84,299)	$314,510	$(1,375)	$18,318	$2,669	$952,446

(1)
Includes the impact of non-cash conversions.

        As of June 30, 2014 and December 31, 2013, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a Yield-to-Maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the Yield-to-Maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of June 30, 2014 (amounts in thousands):

Type of Instrument	Fair Value as of June 30, 2014 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$64,079	Discounted cash flow	Estimated market interest rates	7.3% - 9.1%	8.3%

Type of Instrument	Fair Value as of December 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$62,050	Discounted cash flow	Estimated market interest rates	8.5% - 9.1%	8.9%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2013	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of June 30, 2014
SBIC debentures at fair value	$62,050	$—	$—	$2,029	$64,079

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the six months ended June 30, 2014 (amounts in thousands):

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the six months ended June 30, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2012	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of June 30, 2013
SBIC debentures at fair value	$86,467	$—	$—	$657	$87,124

        At June 30, 2014 and December 31, 2013, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At June 30, 2014	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$670,363	$—	$11,259	$659,104
Middle Market portfolio investments	566,205	—	—	566,205
Private Loan portfolio investments	144,673	—	—	144,673
Other Portfolio investments	48,398	—	—	48,398
External Investment Manager	4,760	—	—	4,760

Total portfolio investments	1,434,399	—	11,259	1,423,140
Marketable securities and idle funds investments	8,974	8,974	—	—

Total investments	$1,443,373	$8,974	$11,259	$1,423,140

SBIC debentures at fair value	$64,079	$—	$—	$64,079

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2013	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$659,405	$—	$10,235	$649,170
Middle Market portfolio investments	471,458	—	69,063	402,395
Private Loan portfolio investments	111,463	—	—	111,463
Other Portfolio investments	42,798	—	2,000	40,798
External Investment Manager	1,064	—	—	1,064

Total portfolio investments	1,286,188	—	81,298	1,204,890
Marketable securities and idle funds investments	13,301	13,301	—	—

Total investments	$1,299,489	$13,301	$81,298	$1,204,890

SBIC debentures at fair value	$62,050	$—	$—	$62,050

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and seven years from the original investment date.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in its LMM portfolio or its Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's Private Loan

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years from the original investment date.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Main Street's external asset management business is conducted through its External Investment Manager. Main Street has entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street provides management and other services to the External Investment Manager, as well as access to Main Street's employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, Main Street charges the External Investment Manager for the use of these services, and Main Street's total expenses for the three and six months ended 2014 include an offset of $0.4 million and $0.7 million, respectively, for the expenses charged to the External Investment Manager (see Note D for additional information). The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the three and six months ended June 30, 2014 and 2013, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of June 30, 2014, Main Street had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $670.4 million, with a total cost basis of approximately $529.4 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.9%. As of June 30, 2014, approximately 73% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 85% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At June 30, 2014, Main Street had equity ownership in approximately 95% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. As of December 31, 2013, Main Street had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2013, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of June 30, 2014, Main Street had Middle Market portfolio investments in 93 companies, collectively totaling approximately $566.2 million in fair value with a total cost basis of approximately $564.0 million. The weighted average EBITDA for the 93 Middle Market portfolio companies was approximately $68.8 million as of June 30, 2014. As of June 30, 2014, substantially all of Main Street's Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.5% as of June 30, 2014. As of December 31, 2013, Main Street had Middle Market portfolio investments in 92 companies, collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio companies was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2014, Main Street had Private Loan portfolio investments in 19 companies, collectively totaling approximately $144.7 million in fair value with a total cost basis of approximately $149.2 million. The weighted average EBITDA for the 19 Private Loan portfolio companies was approximately $12.1 million as of June 30, 2014. As of June 30, 2014, approximately 96% of Main Street's Private Loan portfolio investments were in the form of debt investments and approximately 82% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 11.3% as of June 30, 2014. As of December 31, 2013, Main Street had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio companies was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, approximately 95% of its Private Loan portfolio investments were in the form of debt investments and approximately 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2014 and December 31, 2013, including amortization of deferred debt origination fees

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2014, Main Street had Other Portfolio investments in 5 companies, collectively totaling approximately $48.4 million in fair value and approximately $44.7 million in cost basis and which comprised 3.4% of Main Street's Investment Portfolio at fair value as of June 30, 2014. As of December 31, 2013, Main Street had Other Portfolio investments in 6 companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of Main Street's Investment Portfolio at fair value as of December 31, 2013.

        As discussed further above, Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of June 30, 2014, there was no cost basis in this investment and the investment had a fair value of $4.8 million, which comprised 0.3% of Main Street's Investment Portfolio at fair value. As of December 31, 2013, there was no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of Main Street's Investment Portfolio at fair value.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of June 30, 2014 and December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager).

Cost:	June 30, 2014	December 31, 2013
First lien debt	77.6%	79.0%
Equity	10.2%	10.4%
Second lien debt	10.0%	8.4%
Equity warrants	1.7%	1.9%
Other	0.5%	0.3%

	100.0%	100.0%

Fair Value:	June 30, 2014	December 31, 2013
First lien debt	67.9%	69.9%
Equity	20.2%	19.3%
Second lien debt	9.1%	7.6%
Equity warrants	2.4%	2.9%
Other	0.4%	0.3%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of June 30, 2014 and December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	June 30, 2014	December 31, 2013
Southwest	25.8%	27.8%
Northeast	20.9%	18.0%
West	18.7%	19.1%
Southeast	17.1%	15.6%
Midwest	14.3%	15.4%
Canada	0.7%	1.2%
Other Non-United States	2.5%	2.9%

	100.0%	100.0%

Fair Value:	June 30, 2014	December 31, 2013
Southwest	29.8%	30.9%
Northeast	20.2%	17.6%
West	20.0%	20.1%
Southeast	13.7%	12.6%
Midwest	13.5%	15.0%
Canada	0.6%	1.1%
Other Non-United States	2.2%	2.7%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

as of June 30, 2014 and December 31, 2013 (this information excludes Other Portfolio investments and the External Investment Manager).

Cost:	June 30, 2014	December 31, 2013
Media	9.9%	7.8%
Energy Equipment & Services	9.1%	10.7%
Health Care Providers & Services	6.2%	5.8%
IT Services	6.0%	6.1%
Hotels, Restaurants & Leisure	5.8%	5.8%
Specialty Retail	5.5%	7.2%
Machinery	4.9%	3.3%
Diversified Telecommunication Services	4.5%	3.3%
Construction & Engineering	3.4%	4.1%
Commercial Services & Supplies	3.3%	5.1%
Electronic Equipment, Instruments & Components	3.3%	2.3%
Software	3.1%	3.8%
Diversified Consumer Services	3.0%	2.4%
Internet Software & Services	2.7%	2.5%
Oil, Gas & Consumable Fuels	2.3%	3.2%
Road & Rail	2.0%	2.7%
Auto Components	1.8%	1.6%
Chemicals	1.6%	1.3%
Containers & Packaging	1.6%	1.0%
Textiles, Apparel & Luxury Goods	1.4%	1.6%
Trading Companies & Distributors	1.3%	1.5%
Professional Services	1.2%	1.4%
Food Products	1.3%	0.9%
Building Products	1.2%	1.4%
Health Care Equipment & Supplies	1.3%	1.2%
Consumer Finance	1.1%	1.1%
Household Products	1.0%	0.5%
Other(1)	10.2%	10.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	June 30, 2014	December 31, 2013
Media	9.2%	7.6%
Energy Equipment & Services	8.6%	10.2%
Machinery	6.5%	5.3%
Health Care Providers & Services	5.9%	5.6%
Hotels, Restaurants & Leisure	5.5%	5.6%
IT Services	5.4%	5.6%
Specialty Retail	4.9%	6.5%
Diversified Telecommunication Services	4.6%	3.6%
Diversified Consumer Services	4.5%	3.9%
Construction & Engineering	3.8%	4.6%
Electronic Equipment, Instruments & Components	3.5%	2.4%
Commercial Services & Supplies	3.3%	4.6%
Software	3.2%	4.0%
Internet Software & Services	3.1%	2.9%
Road & Rail	2.4%	3.0%
Oil, Gas & Consumable Fuels	2.1%	2.9%
Auto Components	2.0%	1.5%
Chemicals	1.4%	1.2%
Containers & Packaging	1.4%	0.9%
Paper & Forest Products	1.3%	1.3%
Textiles, Apparel & Luxury Goods	1.2%	1.4%
Trading Companies & Distributors	1.2%	1.3%
Food Products	1.1%	0.8%
Health Care Equipment & Supplies	1.1%	1.0%
Professional Services	1.1%	1.2%
Building Products	0.9%	1.0%
Other(1)	10.8%	10.1%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At June 30, 2014 and December 31, 2013, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS

  External Investment Manager

        As discussed further above in Note A.1., the External Investment Manager provides investment management and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow it to own a registered investment adviser, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither was due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's base management fees or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014. During the three and six months ended June 30, 2014, the External Investment Manager earned $0.5 million and $0.8 million, respectively, of management fees under the sub-advisory agreement with HMS Adviser.

        The investment in the External Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors. Main Street determines the fair value of the External Investment Manager using the Waterfall methodology under the market approach (see further discussion in Note B.1.). Any change in fair value of the investment in the External Investment Manager is recognized on Main Street's statement of operations in "Net Change in Unrealized appreciation (depreciation)—Portfolio investments".

        The External Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The External Investment Manager has elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the External Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The External Investment Manager provides for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

        The Internal Investment Manager provides services to the External Investment Manager and charges the expenses necessary to perform these services to the External Investment Manager generally based on a combination of the direct time spent, new investment origination activity and assets under management, depending on the nature of the expense. For the three and six months ended June 30, 2014, the Internal Investment Manager charged $0.4 and $0.7 million of total expenses, respectively, to the External Investment Manager.

        Summarized financial information from the separate financial statements of the External Investment Manager as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 is as follows:

	As of June 30,	As of December 31,
	2014	2013
	(in thousands)	(in thousands)
Accounts receivable—HMS Income	$543	$—

Total assets	$543	$—

Accounts Payable to Internal Investment Manager	$438	$—
Dividend payable to MSCC	63	—
Taxes Payable	42	—
Equity	—	—

Total liabilities and equity	$543	$—

	Three Months Ended June 30,	Six Months Ended June 30,
	2014	2014
	(in thousands)	(in thousands)
Management fee income	$543	$834
Expenses allocated from Internal Investment Manager:
Salaries, share-based compensation and other personnel costs	(307)	(555)
Other G&A expenses	(129)	(172)

Total allocated expenses	(436)	(727)
Other direct G&A expenses	(2)	(2)

Total expenses	(438)	(729)

Pre-tax income	105	105
Tax expense	42	42

Net income	$63	$63

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

  Internal Investment Manager

        The Internal Investment Manager is a wholly owned subsidiary of MSCC. However, through March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment since the Internal Investment Manager is not an investment company and since it had historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. Effective April 1, 2013, the Internal Investment Manager was consolidated prospectively as the controlled operating subsidiary is considered to be providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

        The Internal Investment Manager receives recurring investment management and other fees, in addition to a reimbursement of certain expenses, from MSCC and certain direct and indirect wholly owned subsidiaries of MSCC. Through March 31, 2013, the Internal Investment Manager also received certain management, consulting and advisory fees for providing these services to third parties (the "External Services").

        As of March 31, 2013 (the last date the Internal Investment Manager was considered to be a portfolio investment for accounting purposes), the fair value of the investment in the Internal Investment Manager was zero. Beginning April 1, 2013, the Internal Investment Manager was fully consolidated with MSCC and its other consolidated subsidiaries in Main Street's consolidated financial statements and, as of April 1, 2013, all assets and liabilities were included in the consolidated balance sheet at fair value.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager initially elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets or liabilities are reflected in Main Street's consolidated financial statements.

        Pursuant to a historical support services agreement with MSCC, the Internal Investment Manager was reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Internal Investment Manager received from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. Through March 31, 2013, these fees paid by MSC II to the Internal Investment Manager were reflected as "Expenses reimbursed to affiliated Internal Investment Manager" on the Consolidated Statements of Operations along with any additional net costs reimbursed by MSCC and its consolidated subsidiaries to the Internal Investment Manager pursuant to the support services agreement. Beginning April 1, 2013, the expenses of the Internal Investment Manager are included in Main Street's consolidated financial statements,

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

after elimination of any intercompany activity, in the Consolidated Statements of Operations as either compensation expenses or as a part of general and administrative expenses.

        In the separate stand-alone financial statements of the Internal Investment Manager as summarized below, as part of the Formation Transactions the Internal Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Internal Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Internal Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Internal Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. Through March 31, 2013, amortization expense was recorded by the Internal Investment Manager in its separate financial statements, but this amortization expense was not included in the expenses reimbursed by MSCC to the Internal Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature. Upon consolidation of the Internal Investment Manager, effective April 1, 2013, and for all periods thereafter, the effects of the intangible asset and related amortization expense have been fully eliminated in Main Street's consolidated financial statements.

        Summarized financial information from the separate financial statements of the Internal Investment Manager through March 31, 2013 is as follows:

As of March 31,
2013
(in thousands) (Unaudited)
Cash	$524
Accounts receivable	79
Accounts receivable—MSCC	106
Intangible asset (net of accumulated amortization of $6,021)	11,979
Deposits and other	556

Total assets	$13,244

Accounts payable and accrued liabilities	$1,410
Equity	11,834

Total liabilities and equity	$13,244

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

Three Months Ended March 31,
2013
(in thousands) (Unaudited)
Management fee income from MSC II	$776
Other management advisory fees	—

Total income	776
Salaries, benefits and other personnel costs	(2,731)
Occupancy expense	(108)
Professional expenses	(77)
Amortization expense—intangible asset	(340)
Other expenses	(273)
Expense reimbursement from MSCC	2,413

Total net expenses	(1,116)

Net Loss	$(340)

        As a result of the consolidation of the Internal Investment Manager effective April 1, 2013, beginning in the second quarter of 2013, the balance sheet and income statement accounts of the Internal Investment Manager are included in Main Street's consolidated financial statements and the "Expenses reimbursed to affiliated Internal Investment Manager" accounts included in Main Street's historical consolidated financial statements has a zero balance. In addition, as a result of the consolidation of the accounts of the Internal Investment Manager effective April 1, 2013, beginning with the second quarter of 2013, the expenses on Main Street's income statement that were included in "Expenses reimbursed to affiliated Internal Investment Manager" in prior periods are now included in "Compensation" or "General and administrative" expenses. The consolidation of the Internal Investment Manager has no net effect on net investment income or total expenses reported in any of the comparable periods presented.

        The following unaudited supplemental pro forma information has been provided for illustrative purposes only to show the effects on the individual line items in Main Street's consolidated statements of operations affected for these periods prior to consolidation of the Internal Investment Manager. Future results may vary significantly from the results reflected in the following pro forma financial information because of future events and transactions, as well as other factors. No per share amounts are shown as the consolidation of the Internal Investment Manager would not have changed any per share results. The following pro forma information has been provided for the six months ended

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

June 30, 2014 and 2013 as though the Internal Investment Manager had been consolidated as of the beginning of each period presented.

	Six Months Ended June 30,
	2014 (Actual)	2013 (Pro-forma)(1)
	(in thousands)
	(Unaudited)
Compensation	(6,068)	(5,305)
General and administrative	(3,408)	(2,395)
Expenses reimbursed to affiliated Internal Investment Manager	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,185	$47,633

(1)
Represents pro-forma information for the three months ended March 31, 2013 and actual information for the period from April 1, 2013 through June 30, 2013.

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at June 30, 2014 and December 31, 2013 were $225.0 million and $200.2 million, respectively. The SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of June 30, 2014 and December 31, 2013 was 4.2% and 3.8%, respectively. Main Street issued $24.8 million of new SBIC debentures under the SBIC program in the first quarter of 2014 to reach the regulatory maximum amount of $225.0 million. The first principal maturity due under the existing SBIC debentures is in 2017, and the remaining weighted average duration as of June 30, 2014 is approximately 7.1 years. For the three months ended June 30, 2014 and 2013, Main Street recognized interest expense attributable to the SBIC debentures of $2.5 million and $2.8 million, respectively. For the six months ended June 30, 2014 and 2013, Main Street recognized interest expense attributable to the SBIC debentures of $4.5 million and $5.5 million, respectively. Main Street has incurred leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of June 30, 2014, the recorded value of the SBIC debentures was $213.9 million which consisted of (i) $64.1 million recorded at fair value, or $11.1 million less than the $75.2 million face value of the SBIC debentures held in MSC II, and (ii) $149.8 million reported at face value and held in MSMF. As of June 30, 2014, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $173.6 million, or $51.4 million less than the $225.0 million face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity to support its investment and operational activities. The Credit Facility provides for total commitments of $502.5 million from a diversified group of fourteen lenders. The Credit Facility contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $600.0 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.15%, as of June 30, 2014) plus 2.25% or (ii) the applicable base rate (Prime Rate, 3.25% as of June 30, 2014) plus 1.25%. Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2018, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At June 30, 2014, Main Street had $253.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.5 million and $1.2 million, respectively, for the three months ended June 30, 2014 and 2013 and of $3.3 million and $2.4 million, respectively, for the six months ended June 30, 2014 and 2013. As of June 30, 2014, the interest rate on the Credit Facility was 2.4%, and Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE G—NOTES

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). The 6.125% Notes are unsecured obligations and rank pari passu with its current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning July 1, 2013. The total net proceeds to Main Street from the 6.125% Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the 6.125% Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase the 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2014, the outstanding balance of the 6.125% Notes was $90.9 million. Main Street recognized interest

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE G—NOTES (Continued)

expense related to the 6.125% Notes, including amortization of deferred loan costs, of $1.5 million for the each of three months ended June 30, 2014 and 2013 and $2.9 million and $1.5 million for the six months ended June 30, 2014 and 2013, respectively.

        The indenture governing the 6.125% Notes (the "Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 6.125% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

NOTE H—FINANCIAL HIGHLIGHTS

	Six Months Ended June 30,
	2014	2013
Per Share Data:
NAV at the beginning of the period	$19.89	$18.59
Net investment income(1)	1.05	1.01
Net realized gain (loss)(1)(2)	(0.11)	0.01
Net change in unrealized appreciation(1)(2)	0.55	0.43
Income tax provision(1)(2)	(0.13)	(0.08)

Net increase in net assets resulting from operations(1)	1.36	1.37
Dividends paid to stockholders from net investment income	(1.23)	(1.27)
Dividends paid to stockholders from realized gains/losses	(0.04)	—

Total dividends paid	(1.27)	(1.27)
Impact of the net change in monthly dividends declared prior to the end of the period and paid in the subsequent period	—	(0.01)
Accretive effect of public stock offerings (issuing shares above NAV per share)	1.07	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.06	0.07
Other(3)	(0.08)	(0.03)

NAV at the end of the period	$21.03	$18.72

Market value at the end of the period	$32.93	$27.69
Shares outstanding at the end of the period	44,869,800	35,014,302

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE H—FINANCIAL HIGHLIGHTS (Continued)

(3)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Six Months Ended June 30,
	2014	2013
	(in thousands, except percentages)
NAV at end of period	$943,410	$655,383
Average net asset value	$846,783	$647,856
Average outstanding debt	$533,225	$411,857
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)	3.16%	3.27%
Ratio of operating expenses to average net asset value(2)	2.52%	2.83%
Ratio of operating expenses, excluding interest expense, to average net asset value(2)	1.25%	1.37%
Ratio of net investment income to average net asset value(2)	5.23%	5.42%
Portfolio turnover ratio(2)	14.68%	18.51%
Total investment return(2)(3)	4.72%	-5.52%
Total return based on change in net asset value(2)(4)	7.22%	7.41%

(1)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense includes deferred taxes and certain other tax items which are non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(2)
Not annualized.

(3)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid regular monthly dividends of $0.165 per share for each month of January through June 2014, totaling approximately $21.3 million, or $0.495 per share, for the three months ended June 30, 2014, and $41.0 million, or $0.99 per share, for the six months ended June 30, 2014. The second quarter 2014 regular monthly dividends represent a 6% increase from the monthly dividends paid for the second quarter of 2013. Additionally, Main Street paid a $0.275 per share supplemental

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

semi-annual dividend, totaling $12.3 million, in June 2014. The regular monthly dividends equal a total of approximately $16.2 million, or $0.465 per share, for the three months ended June 30, 2013, and $31.8 million, or $0.915 per share, for the six months ended June 30, 2013.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the six months ended June 30, 2014 and 2013.

	Six Months Ended June 30,
	2014	2013
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$57,185	$47,633
Share-based compensation expense	1,826	1,205
Net change in unrealized appreciation	(23,227)	(14,948)
Income tax provision	5,440	2,833
Pre-tax book (income) loss not consolidated for tax purposes(1)	2,635	4,959
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	596	(1,017)

Estimated taxable income(2)	44,455	40,665
Taxable income earned in prior year and carried forward for distribution in current year	37,046	44,415
Taxable income earned prior to period end and carried forward for distribution next period	(34,714)	(46,402)
Dividend accrued as of period end and paid in the following period	7,404	5,427

Total distributions accrued or paid to common stockholders	$54,191	$44,105

(1)
As discussed further in Note D, the Internal Investment Manager was consolidated effective April 1, 2013. Thus, all periods prior to this date do not include a reconciling item for the income (loss) of the Internal Investment Manager as these periods did not include the results from operations of the Internal Investment Manager in the Net increase in net assets resulting from operations.

(2)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Internal Investment Manager currently provides investment management and other services to MSCC and its subsidiaries and receives fee income for such services. In addition, it gets reimbursed for the expenses it charges to the External Investment Manager (see further discussion of the Investment Managers in Note D). Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary, but the Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is not consolidated with Main Street for income tax purposes and as a result may generate income tax expense, or benefit, and tax assets and liabilities, as a result of its activities. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code.

        The income tax expense, or benefit, and the related tax assets and liabilities, generated by the Taxable Subsidiaries and the Investment Manager, if any, are reflected in Main Street's Consolidated Statement of Operations. For the three months ended June 30, 2014 and 2013, Main Street recognized a net income tax provision of $3.8 million and $0.8 million, respectively, related to deferred taxes of $3.6 million and $0.1 million, respectively, and other taxes of $0.2 million and $0.7 million, respectively, for the three months ended June 30, 2014 and 2013. For the six months ended June 30, 2014 and 2013, Main Street recognized a net income tax provision of $5.4 million and $2.8 million, respectively, related to deferred taxes of $4.6 million and $1.4 million, respectively, and other taxes of $0.8 and $1.4 million, respectively, for the six months ended June 30, 2014 and 2013. For the three months ended June 30, 2014 and 2013, the other taxes include $0.1 million and $0.5 million, respectively, related to an accrual for excise tax on Main Street's estimated spillover taxable income and $0.1 million and $0.2 million, respectively, related to accruals for state and other taxes. For the six months ended June 30, 2014 and 2013, the other taxes include $0.3 million and $0.9 million, respectively, related to an accrual for excise tax on Main Street's estimated spillover taxable income and $0.5 million and $0.5 million, respectively, related to accruals for state and other taxes.

        The net deferred tax liability at June 30, 2014 and December 31, 2013 was $10.6 million and $5.9 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and the operating activities of the Internal Investment Manager), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes and excess deductions resulting from the restricted stock plans (see further discussion in Note L). Due to the consolidation of the Internal Investment Manager (see further discussion in Note D) on April 1, 2013, the Company recorded a deferred tax asset of $2.2 million through additional paid-in capital relating to the prior periods through March 31, 2013.

        In accordance with the realization requirements of ASC 718, Compensation—Stock Compensation, Main Street uses tax law ordering when determining when tax benefits related to equity compensation

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

greater than equity compensation recognized for financial reporting should be realized. For the three months ended June 30, 2014, Main Street realized a $0.3 million decrease to paid-in-capital due to tax deductions related to equity compensation greater than equity compensation recognized for financial reporting. Additional paid-in capital increases of $2.7 million will be recognized in future periods when such tax benefits are ultimately realized by reducing taxes payable.

NOTE J—COMMON STOCK

        During April 2014, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total gross proceeds of approximately $144.9 million, less underwriters' commissions of approximately $5.1 million and other expenses of approximately $0.2 million.

        During the three months ended September 30, 2013, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $29.75 per share, resulting in total gross proceeds of approximately $136.9 million, less underwriters' commissions of approximately $5.1 million and offering costs of approximately $0.3 million.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of shares of common stock or through open market purchases of common stock. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan for their clients.

        For the six months ended June 30, 2014, $8.3 million of the total $53.4 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 225,613 newly issued shares and with the purchase of 31,825 shares of common stock in the open market. For the six months ended June 30, 2013, $8.3 million of the total $43.9 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 173,926 newly issued shares and with the purchase of 92,679 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares generally vest over a four-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances approved by Main Street's Board of Directors, net of shares forfeited, and the remaining shares of restricted stock available for issuance as of June 30, 2014.

Restricted stock authorized under the plan	2,000,000
Less net restricted stock (granted)/forfeited:
July 1, 2008	(245,645)
July 1, 2009	(98,993) (1)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(1,100)
June 20, 2013	(246,823)
Quarter ended September 30, 2013	(21,688)
Quarter ended December 31, 2013	1,093 (1)
Quarter ended March 31, 2014	(397)
Quarter ended June 30, 2014	(222,836)

Restricted stock available for issuance as of June 30, 2014	750,077

(1)
Shares indicated are net of forfeited shares.

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares are granted upon appointment or election to the board and vest on the day immediately

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE L—SHARE-BASED COMPENSATION (Continued)

preceding the annual meeting of stockholders following the respective grant date and are expensed over such service period.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)
June 13, 2013	(4,304)
August 6, 2013	(980)
May 29, 2014	(4,775)

Restricted stock available for issuance as of June 30, 2014	140,207

        For the three months ended June 30, 2014 and 2013, Main Street recognized total share-based compensation expense of $1.0 million and $0.6 million, respectively, related to the restricted stock issued to Main Street employees and independent directors, and for the six months ended June 30, 2014 and 2013, Main Street recognized total share-based compensation expense of $1.8 million and $1.2 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of June 30, 2014, there was $13.9 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 3.3 years as of June 30, 2014.

NOTE M—COMMITMENTS AND CONTINGENCIES

        At June 30, 2014, Main Street had a total of $134.3 million in outstanding commitments comprised of (i) 17 commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) six capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of Main Street's Investment Portfolio. At June 30,

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE N—RELATED PARTY TRANSACTIONS (Continued)

2014, Main Street had a receivable of $0.5 million due from the External Investment Manager related to operating expenses incurred by the Internal Investment Manager required to support the External Investment Manager's business and for dividends declared but not paid by the External Investment Manager.

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days after the participant's end of service as a director. As of June 30, 2014, $0.6 million of directors' fees had been deferred under this plan. These deferred fees represented 18,672 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but will be included in operating expenses and weighted average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE O—SUBSEQUENT EVENTS

        During August 2014, Main Street declared regular monthly dividends of $0.17 per share for each month of October, November and December of 2014. These regular monthly dividends equal a total of $0.51 per share for the fourth quarter of 2014 and represent a 6% increase from the regular monthly dividends declared for the fourth quarter of 2013. Including the regular monthly dividends declared for the fourth quarter of 2014, Main Street will have paid $12.96 per share in cumulative dividends since its October 2007 initial public offering.

PROSPECTUS

$800,000,000

Main Street Capital Corporation

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

           We may offer, from time to time in one or more offerings, up to $800,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, subscription rights, debt securities or units, which we refer to, collectively, as the "securities." Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders, and we are not seeking such authorization at our 2014 Annual Meeting of Stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the Investment Company Act of 1940. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. Moreover, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

           The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On May 6, 2014, the last reported sale price of our common stock on the New York Stock Exchange was $31.02 per share, and the net asset value per share of our common stock on December 31, 2013 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $19.89.

          Investing in our securities involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 16 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 7, 2014

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $800,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors." Yield information contained in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Organization

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management advisory and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"), to provide investment management services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Managers are both also direct wholly owned subsidiaries that have elected to be taxable entities. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager.

        The following diagram depicts Main Street's organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly owned by MSCC.

**
Accounted for as a portfolio investment at fair value, as opposed to a consolidated subsidiary.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds. The Investment Portfolio, as used herein, refers to all of our LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager and, for all periods up to and including March 31, 2013, the investment in the Internal Investment Manager, but excludes all "Marketable securities and idle funds investments", and for all periods after March 31, 2013, the Investment Portfolio also excludes the Internal Investment Manager.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager a fee for the use of these services. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of December 31, 2013, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2013, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, we had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and five years.

        As of December 31, 2013, we had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio company investments was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average EBITDA for the 79 Middle Market portfolio company investments was approximately $93.5 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of December 31, 2013, we had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio company investments was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, 95% of our Private Loan portfolio investments were in the form of debt investments and 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average EBITDA for the 9 Private Loan portfolio company investments was approximately $45.6 million as of December 31, 2012. As of December 31, 2012, approximately 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        As of December 31, 2013, we had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013. As of December 31, 2012, we had Other Portfolio investments in three companies, collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        As discussed above, we hold an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2013, we had no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio.

        During 2013, we began categorizing certain of our portfolio investments that were previously categorized as LMM portfolio investments or Middle Market portfolio investments as Private Loan portfolio investments to provide a separate classification based upon the nature in which such investments are originated. During the year ended December 31, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost on the date of transfer.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes (see "Regulation"). An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Internal Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Internal Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the year ended December 31, 2013, the ratio of our total operating expenses, excluding interest expense and excluding the effect of the accelerated vesting of restricted stock (as discussed further below in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Discussion and Analysis of Results of Operations—Comparison of the years ended December 31, 2013 and 2012"), as a percentage of our quarterly average total assets was 1.7% compared to 1.8% for the year ended December 31, 2012. Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended 2013 would have been 1.8%.

        During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment adviser, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's management or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

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  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

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  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

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  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

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  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

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  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

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  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt.

Risk Factors

        Investing in our securities involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

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  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

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  Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

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  Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors.

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  In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors.

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  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

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  We may face increasing competition for investment opportunities.

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  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

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  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

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  We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders.

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  We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

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  We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

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  We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income, including from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

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  Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

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  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

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  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

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  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

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  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

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  The market price of our securities may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        During February 2014, we declared regular monthly dividends of $0.165 per share for each of April, May and June 2014. These regular monthly dividends equal a total of $0.495 per share for the second quarter of 2014. The second quarter 2014 regular monthly dividends represent a 6.5% increase from the dividends declared for the second quarter of 2013. Including the dividends declared for the second quarter of 2014, we will have paid $11.68 per share in cumulative dividends since our October 2007 initial public offering.

        During April 2014, we completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total gross proceeds of approximately $144.9 million, less underwriters' commissions of approximately $5.1 million and other expenses of approximately $0.2 million.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, and we intend to make such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income.

        During April 2014, we declared a semi-annual supplemental cash dividend of $0.275 per share payable in June 2014. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that we declared for the second quarter of 2014 of $0.165 per share for each of April, May and June 2014, and represents a 38% increase from the semi-annual supplemental cash dividend paid in mid-year 2013.

        During May 2014, we declared regular monthly dividends of $0.165 per share for each month of July, August and September of 2014. These regular monthly dividends equal a total of $0.495 per share for the third quarter of 2014. The third quarter 2014 regular monthly dividends represent a 6% increase from the regular monthly dividends declared for the third quarter of 2013.

The Offering

        We may offer, from time to time, up to $800,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbols	"MAIN" (common stock); and "MSCA" (6.125% notes due 2023).
Dividends	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders' invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare dividends, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders, and we are not seeking such authorization at our 2014 Annual Meeting of Stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval.

Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.63	%(5)
Interest payments on borrowed funds	2.84	%(6)
Income tax expense	—	%(7)
Acquired fund fees and expenses	0.38	%(8)

Total annual expenses	5.85%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, including the Internal Investment Manager.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred tax provision (benefit) on the net unrealized appreciation (depreciation) from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2013.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$58	$173	$286	$561

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our other securities may decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        As a result of the recent recession, the broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including through the Credit Facility, periodic follow-on equity offerings, public debt issuances and the leverage available through the SBIC program, the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all. Further, if the price of our common stock falls below our net asset value per share, we will be limited in our ability to sell new shares if we do not have stockholder authorization to sell shares at a price below net asset value per share. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders, and we are not seeking such authorization at our 2014 Annual Meeting of Stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

Risks Relating to Our Business and Structure

Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value as well as our valuation procedures. Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors. In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Portfolio Valuation Process" for a more detailed description of our valuation process.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling our securities during a period in which the net asset value understates the value of our investments may receive a lower price for their securities than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us.

In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Dwayne L. Hyzak, Curtis L. Hartman, David L. Magdol, Travis L. Haley, Nicholas T. Meserve, Robert M. Shuford, and Rodger A. Stout for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our Investment Portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and employees, through the External Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment company, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's management or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014. The sub-advisory relationship requires us to commit resources to achieving HMS Income's investment objective, while such resources were previously solely devoted to achieving our investment objective. Our investment objective and investment strategies are very similar to those of HMS Income and it is likely that an investment appropriate for us or HMS Income would be appropriate for the other entity. As a result, we and HMS Income requested an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where our co-investing would otherwise be prohibited under the 1940 Act. The SEC granted the exemptive order in April 2014, and we intend to make such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. As a consequence, it may be more difficult for us to maintain or increase the size of our investment portfolio in the future. Although we will endeavor to allocate investment opportunities in a fair and equitable manner, including in accordance with the conditions set forth in any exemptive order issued by the SEC when relying on such order, we may face conflicts in allocating investment opportunities between us and HMS Income. We have implemented an allocation policy to ensure the equitable distribution of investment opportunities and, as a result, may be unable to participate in certain investments prior to receiving such relief.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

        Senior Securities.    We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

  •
  Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

  •
  Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

  •
  It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

  •
  We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

  •
  Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

        Additional Common Stock.    We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of the risks related to us issuing shares of our common stock below net asset value. Our stockholders have authorized us to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share, subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        MSMF and MSC II, our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of SBIC debentures, declare outstanding SBIC debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders. We may also borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources" for a discussion regarding our outstanding indebtedness. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

        As of December 31, 2013, we, through the Funds, had $200.2 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 3.8% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years, with a current weighted average remaining maturity of 7.3 years as of December 31, 2013, and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

        In addition, as of December 31, 2013, we had $237.0 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17% as of December 31, 2013) plus 2.25% or (ii) the applicable base rate (Prime Rate, 3.25% as of December 31, 2013) plus 1.25%. Main Street pays unused commitment fees of 0.25% per annum on the average unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us.

        In April 2013, we issued $92.0 million in aggregate principal amount of 6.125% Notes due 2023 (the "Notes"). As of December 31, 2013, the outstanding balance of the Notes was $90.9 million. The Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The Notes bear interest at a rate of 6.125%.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	(19.5)%	(11.0)%	(2.4)%	6.2%	14.8%

(1)
Assumes $1.36 billion in total assets, $528.1 million in debt outstanding, $792.5 million in net assets, and a weighted average interest rate of 3.6%. Actual interest payments may be different.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2013 total assets of at least 1.4%.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA through the Funds, by borrowing from banks or insurance companies or by issuing other debt securities and there can be no assurance that such additional leverage can in fact be achieved.

All of our assets are subject to security interests under our secured Credit Facility or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the Credit Facility or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

        All of our assets are currently pledged as collateral under our Credit Facility or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under the Credit Facility or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

Pending legislation may allow us to incur additional leverage.

        As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. In addition, recent legislation introduced in the U.S. Senate would modify SBA regulations in a manner that may permit us to issue additional SBIC debentures above the current regulatory maximum amount of $225.0 million. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

Further downgrades of the U.S. credit rating, automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

        Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

        As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers' Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority's regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013, and on July 9, 2013, NYSE Euronext was chosen to serve as the independent LIBOR administrator commencing in 2014. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay interest and principal payments to holders of our debt instruments and dividends to our stockholders and cause our investors to lose all or part of their investment in us.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, because we receive non-cash sources of income such as PIK interest which involves us recognizing income without receiving the cash representing such income, we may have difficulty meeting the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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  The source income requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

        We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan such that ascribing a value to the warrants creates original issue discount in the debt instrument, if we invest in a debt investment at a discount to the par value of the debt security or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; (iii) contractual preferred dividends, which represents contractual dividends added to the preferred stock and due at the end of the preferred stock term, subject to adequate profitability at the portfolio company; or (iv) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements, cumulative preferred dividends, or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. For the year ended December 31, 2013, (i) approximately 4.3% of our total investment income was attributable to PIK income not paid currently in cash, (ii) approximately 3.3% of our total investment income was attributable to amortization of original issue discount, (iii) approximately 1.2% of our total investment income was attributable to cumulative dividend income not paid currently in cash, and (iv) approximately 1.3% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow and may prohibit us from making distributions. Because we will continue to need capital to grow our Investment Portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders, and we are not seeking such authorization at our 2014 Annual Meeting of Stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock. We may, however, seek such authorization at future annual meetings or special meetings of stockholders. At our 2008 annual meeting of stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

        Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.    Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the extension of additional loans, the exercise of a warrant to purchase equity securities, or the funding of additional equity investments. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in the secured term debt of LMM and Middle Market companies and equity issued by LMM companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized depreciation we experience in our portfolio may be an indication of future realized losses, which could reduce our income and gains available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital and net investment income.

        Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our Marketable securities and idle funds investments are subject to risks similar to our portfolio company investments.

        Marketable securities and idle funds investments can include, among other things, secured and unsecured debt investments, independently rated debt investments, diversified bond funds and publicly traded debt and equity securities. Many of these investments in debt obligations are, or would be if rated, below investment grade quality. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, similar to our portfolio investments in our portfolio companies. See "—Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment." Many of these Marketable securities and idle funds investments are purchased through over the counter or other markets and are therefore liquid at the time of purchase but may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. See "—The lack of liquidity in our investments may adversely affect our business" for a description of risks related to holding illiquid investments. In addition, domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially affect the market price of our Marketable securities and idle funds investments. Other risks that our portfolio investments are subject to are also applicable to these Marketable securities and idle funds investments.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investments in foreign securities may involve significant risks in addition to the risks inherent in investments in U.S. securities. Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in securities of U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Risks Relating to Our Securities

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of a proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in Marketable securities and idle funds investments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our securities may adversely affect the liquidity of the trading market for our securities and, if we seek to raise capital through future securities offerings, our ability to raise such capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

  •
  the exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, could reduce the ability of certain investment funds to own our common stock and put short term selling pressure on our common stock;

  •
  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

  •
  loss of our BDC or RIC status or either of the Funds' status as an SBIC;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  loss of a major funding source;

  •
  fluctuations in interest rates;

  •
  the operating performance of companies comparable to us;

  •
  departure of our key personnel;

  •
  global or national credit market changes; and

  •
  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for each fiscal quarter during 2014, 2013 and 2012, the range of high and low closing prices of our common stock as reported on the NYSE, and the sales price as a percentage of the net asset value per share of our common stock.

			Price Range		Premium of High Sales Price to NAV(2)	Premium of Low Sales Price to NAV(2)
	NAV(1)		High	Low
Year ending December 31, 2014
Second Quarter (through May 6, 2014)		*	$33.54	$31.02	*	*
First Quarter		*	35.69	32.23	*	*
Year ending December 31, 2013
Fourth Quarter	$19.89		$33.13	$29.70	67%	49%
Third Quarter	20.01		31.08	27.41	55%	37%
Second Quarter	18.72		32.13	26.43	72%	41%
First Quarter	18.55		34.38	30.44	85%	64%
Year ending December 31, 2012
Fourth Quarter	$18.59		$30.84	$27.50	66%	48%
Third Quarter	17.49		29.53	24.25	69%	39%
Second Quarter	16.89		26.68	22.04	58%	30%
First Quarter	15.72		25.61	21.18	63%	35%

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the first or second quarters of 2014.

(2)
Represents the premium of the respective high or low share price to the NAV for such quarter.

        On May 6, 2014 the last sale price of our common stock on the NYSE was $31.02 per share, and there were approximately 195 holders of record of the common stock which did not include stockholders for whom shares are held in "nominee" or "street name." The net asset value per share of our common stock on December 31, 2013 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $19.89, and the May 6, 2014 closing price of our common stock was a 56% premium to this net asset value per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.

        We currently pay monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis. In addition to our monthly dividends, in January 2013 we began paying periodic supplemental dividends out of our undistributed taxable income, or spillover income. Our future supplemental dividends, if any, will be determined by our Board of Directors on a periodic basis.

        The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2014
May 6, 2014	August 20, 2014	September 15, 2014	$0.165
May 6, 2014	July 21, 2014	August 15, 2014	$0.165
May 6, 2014	June 30, 2014	July 15, 2014	$0.165
April 21, 2014	June 20, 2014	June 25, 2014	$0.275	(2)
February 26, 2014	May 20, 2014	June 16, 2014	$0.165
February 26, 2014	April 21, 2014	May 15, 2014	$0.165
February 26, 2014	March 20, 2014	April 15, 2014	$0.165
November 6, 2013	February 20, 2014	March 14, 2014	$0.165
November 6, 2013	January 21, 2014	February 14, 2014	$0.165
November 6, 2013	December 30, 2013	January 15, 2014	$0.165	(3)

Total			$1.760

Fiscal year 2013
November 20, 2013	December 19, 2013	December 24, 2013	$0.250	(2)(3)
August 6, 2013	November 21, 2013	December 16, 2013	$0.160	(3)
August 6, 2013	October 21, 2013	November 15, 2013	$0.160	(3)
August 6, 2013	September 20, 2013	October 15, 2013	$0.160	(3)
May 13, 2013	July 22, 2013	July 26, 2013	$0.200	(2)(3)
May 8, 2013	May 21, 2013	September 16, 2013	$0.155	(3)
May 8, 2013	July 17, 2013	August 15, 2013	$0.155	(3)
May 8, 2013	June 18, 2013	July 15, 2013	$0.155	(3)
March 5, 2013	May 21, 2013	June 14, 2013	$0.155	(3)
March 5, 2013	April 19, 2013	May 15, 2013	$0.155	(3)
March 5, 2013	March 21, 2013	April 15, 2013	$0.155	(3)
November 6, 2012	February 21, 2013	March 15, 2013	$0.150	(3)
November 6, 2012	January 18, 2013	February 15, 2013	$0.150	(3)
November 6, 2012	January 4, 2013	January 23, 2013	$0.350	(2)(3)
November 6, 2012	December 20, 2012	January 15, 2013	$0.150	(4)

Total			$2.660

Fiscal year 2012
July 31, 2012	November 21, 2012	December 14, 2012	$0.150	(4)
July 31, 2012	October 19, 2012	November 15, 2012	$0.150	(4)
July 31, 2012	September 20, 2012	October 15, 2012	$0.150	(4)
May 1, 2012	August 21, 2012	September 14, 2012	$0.145	(4)
May 1, 2012	July 20, 2012	August 15, 2012	$0.145	(4)
May 1, 2012	June 21, 2012	July 16, 2012	$0.145	(4)
March 6, 2012	May 21, 2012	June 15, 2012	$0.140	(4)
March 6, 2012	April 20, 2012	May 15, 2012	$0.140	(4)
March 6, 2012	March 21, 2012	April 16, 2012	$0.140	(4)
December 8, 2011	February 22, 2012	March 15, 2012	$0.135	(4)
December 8, 2011	January 18, 2012	February 15, 2012	$0.135	(4)
December 8, 2011	December 21, 2011	January 16, 2012	$0.135	(5)

Total			$1.710

Fiscal year 2011
August 4, 2011	November 21, 2011	December 15, 2011	$0.135	(5)
August 4, 2011	October 20, 2011	November 15, 2011	$0.135	(5)
August 4, 2011	September 21, 2011	October 14, 2011	$0.135	(5)
June 7, 2011	June 22, 2011	July 15, 2011	$0.130	(5)
June 7, 2011	July 21, 2011	August 15, 2011	$0.130	(5)
June 7, 2011	August 19, 2011	September 15, 2011	$0.130	(5)
March 9, 2011	March 24, 2011	April 15, 2011	$0.130	(5)
March 9, 2011	April 21, 2011	May 16, 2011	$0.130	(5)
March 9, 2011	May 20, 2011	June 15, 2011	$0.130	(5)
December 9, 2010	February 22, 2011	March 15, 2011	$0.125	(5)
December 9, 2010	January 20, 2011	February 15, 2011	$0.125	(5)
December 9, 2010	January 6, 2011	January 14, 2011	$0.125	(5)

Total			$1.560

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2010
Total			$1.500	(6)

Fiscal year 2009
Total			$1.500	(7)(8)

Fiscal year 2008
Total			$1.425	(8)

Fiscal year 2007
Total			$0.330	(9)

Cumulative dividends declared or paid			$12.445

(1)
The determination of the tax attributes of Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the tax rate applicable to "qualified dividend income" from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
Supplemental dividends paid out of our undistributed taxable income, or spillover income.

(3)
These dividends attributable to fiscal year 2013 were comprised of ordinary income of $1.872 per share, long term capital gain of $0.346 per share, and qualified dividend income of $0.457 per share, and included dividends with a record date during fiscal year 2013, including the dividend declared and accrued as of December 31, 2013 and paid on January 15, 2014, pursuant to the Code.

(4)
These dividends attributable to fiscal year 2012 were comprised of ordinary income of $0.923 per share, long term capital gain of $0.748 per share, and qualified dividend income of $0.054 per share, and included dividends with a record date during fiscal year 2012, including the dividend declared and accrued as of December 31, 2012 and paid on January 15, 2013, pursuant to the Code.

(5)
These dividends attributable to fiscal year 2011 were comprised of ordinary income of $1.253 per share, long term capital gain of $0.373 per share, and qualified dividend income of $0.069 per share, and included dividends with a record date during fiscal year 2011, including the dividend declared and accrued as of December 31, 2011 and paid on January 16, 2012, pursuant to the Code.

(6)
These dividends attributable to fiscal year 2010 were comprised of ordinary income of $1.220 per share, long term capital gain of $0.268 per share, and qualified dividend income of $0.012 per share.

(7)
These dividends attributable to fiscal year 2009 were comprised of ordinary income of $1.218 per share and long term capital gain of $0.157 per share, and excluding the $0.125 per share dividend paid on January 15, 2009 that had been declared and accrued as of December 31, 2008, pursuant to the Code.

(8)
These dividends attributable to fiscal year 2008 were comprised of ordinary income of $0.953 per share and long term capital gain of $0.597 per share, and included dividends with a record date during fiscal year 2008, including the $0.125 per share dividend declared and accrued as of December 31, 2008 and paid on January 15, 2009, pursuant to the Code.

(9)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long term capital gain of $0.225 per share.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay a 4% excise tax on the amount by which 98% of our annual ordinary taxable income and 98.2% of capital gains exceeds our distributions for the year. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Earnings to Fixed Charges(1)	5.78	8.37	6.21	5.52	3.55

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

        The selected financial and other data as of and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. You should read this selected financial and other data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes included in this prospectus.

	Years Ended December 31,
	2013	2012	2011	2010	2009
	(dollars in thousands)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$115,158	$88,858	$65,045	$35,645	$14,514
Interest from idle funds and other	1,339	1,662	1,195	863	1,488

Total investment income	116,497	90,520	66,240	36,508	16,002

Expenses:
Interest	(20,238)	(15,631)	(13,518)	(9,058)	(3,791)
Compensation	(8,560)	—	—	—	—
General and administrative	(4,877)	(2,330)	(2,483)	(1,437)	(1,351)
Share-based compensation	(4,210)	(2,565)	(2,047)	(1,489)	(1,068)
Expenses reimbursed to Internal Investment Manager	(3,189)	(10,669)	(8,915)	(5,263)	(570)

Total expenses	(41,074)	(31,195)	(26,963)	(17,247)	(6,780)

Net investment income	75,423	59,325	39,277	19,261	9,222
Total net realized gain (loss) from investments	7,277	16,479	2,639	(2,880)	(7,798)
Total net realized loss from SBIC debentures	(4,775)	—	—	—	—

Net realized income	77,925	75,804	41,916	16,381	1,424
Total net change in unrealized appreciation from investments	14,503	44,464	34,989	13,046	8,881
Total net change in unrealized appreciation (depreciation) from SBIC debentures and investment in the Internal Investment Manager	4,392	(5,004)	(6,511)	6,593	(639)
Income tax benefit (provision)	35	(10,820)	(6,288)	(941)	2,290
Bargain purchase gain	—	—	—	4,891	—

Net increase in net assets resulting from operations	96,855	104,444	64,106	39,970	11,956
Noncontrolling interest	—	(54)	(1,139)	(1,226)	—

Net increase in net assets resulting from operations attributable to common stock	$96,855	$104,390	$62,967	$38,744	$11,956

Net investment income per share—basic and diluted	$2.06	$2.01	$1.69	$1.16	$0.92
Net realized income per share—basic and diluted	$2.13	$2.56	$1.80	$0.99	$0.14
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$2.65	$3.53	$2.76	$2.38	$1.19
Weighted average shares outstanding—basic and diluted	36,617,850	29,540,114	22,850,299	16,292,846	10,042,639

	As of December 31,
	2013	2012		2011		2010		2009
	(dollars in thousands)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$1,286,188	$924,431		$658,093		$407,987		$159,154
Marketable securities and idle funds investments	13,301	28,535		26,242		9,577		839
Cash and cash equivalents	34,701	63,517		42,650		22,334		30,620
Interest receivable and other assets	16,054	14,580		6,539		4,524		1,510
Deferred tax asset, net	—	—		—		1,958		2,716
Deferred financing costs, net of accumulated amortization	9,931	5,162		4,168		2,544		1,611

Total assets	$1,360,175	$1,036,225		$737,692		$448,924		$196,450

Liabilities and net assets:
SBIC debentures at fair value(1)	$187,050	$211,467		$201,887		$155,558		$65,000
Credit facility	237,000	132,000		107,000		39,000		—
Notes payable	90,882	—		—		—		—
Payable for securities purchased	27,088	20,661		—		—		—
Accounts payable and other liabilities	10,549	8,593		7,001		1,188		721
Dividend payable	6,577	5,188		2,856		—		—
Deferred tax liability, net	5,940	11,778		3,776		—		—
Interest payable	2,556	3,562		3,984		3,195		1,069

Total liabilities	567,642	393,249		326,504		198,941		66,790
Total net asset value	792,533	642,976		405,711		245,535		129,660
Noncontrolling interest	—	—		5,477		4,448		—

Total liabilities and net assets	$1,360,175	$1,036,225		$737,692		$448,924		$196,450

Other data:
Weighted average effective yield on LMM debt investments(2)	14.7%	14.3%		14.8%		14.5%		14.3%
Number of LMM portfolio companies	62	56		54		44		35
Weighted average effective yield on Middle Market debt investments(2)	7.8%	8.0%		9.5%		10.5%		11.8%
Number of Middle Market portfolio companies	92	79		57		32		6
Weighted average effective yield on Private Loan debt investments(2)	11.3%	14.8%		—		—		—
Number of Private Loan portfolio companies	15	9		—		—		—
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	5.8%	8.2	%(3)	9.8	%(3)	8.8	%(3)	5.6%
Operating expenses	5.8%	6.1	%(3)	8.0	%(3)	8.3	%(3)	5.6%
Operating expenses, excluding interest expense	3.0%	3.0	%(3)	4.0	%(3)	4.0	%(3)	2.5%

(1)
SBIC debentures for December 31, 2013, 2012 and 2011 are $200,200, 225,000 and $220,000 at par, respectively, with par of $75,200, $100,000 and $95,000 recorded at fair value of $62,050, $86,467 and $76,887, as of December 31, 2012, 2011 and 2010, respectively. SBIC debentures for December 31, 2009 are recorded at par.

(2)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(3)
Ratios are net of amounts attributable to MSC II non-controlling interest.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management advisory and other services to parties other than MSCC and its subsidiaries ("External Parties") and to receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"), to provide investment management services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Managers are both also direct wholly owned subsidiaries that have elected to be taxable entities. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager a fee for the use of these services. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of December 31, 2013, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2013, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, we had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have an expected duration of between three and five years.

        As of December 31, 2013, we had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio company investments was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average EBITDA for the 79 Middle Market portfolio company investments was approximately $93.5 million as of

December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of December 31, 2013, we had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio company investments was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, 95% of our Private Loan portfolio investments were in the form of debt investments and 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average EBITDA for the 9 Private Loan portfolio company investments was approximately $45.6 million as of December 31, 2012. As of December 31, 2012, approximately 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        As of December 31, 2013, we had Other Portfolio investments in six companies collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013. As of December 31, 2012, we had Other Portfolio investments in three companies, collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        As discussed further above, we hold an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2013, we had no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio.

        During 2013, we began categorizing certain of our portfolio investments that were previously categorized as LMM portfolio investments or Middle Market portfolio investments as Private Loan portfolio investments to provide a separate classification based upon the nature in which such investments are originated. During the year ended December 31, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost on the date of transfer.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Internal Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Internal Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the year ended December 31, 2013, the ratio of our total operating expenses, excluding interest expense and excluding the effect of the accelerated vesting of restricted stock (as discussed further below in "Discussion and Analysis of Results of Operations—Comparison of the years ended December 31, 2013 and 2012"), as a percentage of our quarterly average total assets was 1.7% compared to 1.8% for the year ended December 31, 2012. Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended 2013 would have been 1.8%.

        During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment adviser, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. Neither MSCC nor the External Investment Manager has

waived the External Investment Manager's management or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the years ended December 31, 2013, 2012 and 2011 and as of December 31, 2013 and 2012, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries (as noted above and as discussed in detail below, beginning April 1, 2013, the consolidated subsidiaries include the Internal Investment Manager which was previously treated as a portfolio investment). The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Other Portfolio investments, investment in the External Investment Manager and investment in the Internal Investment Manager (for all periods up to and including March 31, 2013) but excludes all "Marketable securities and idle funds investments", and, for all periods after March 31, 2013, the Investment Portfolio also excludes the Internal Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of our Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment (see Note D) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.11.). Our results of operations and cash flows for the years ended December 31, 2013, 2012 and 2011 and financial position as of December 31, 2013 and 2012, are presented on a consolidated basis. The effects of all intercompany transactions between us and our consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio, the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities and the reclassification of certain amounts between accumulated net realized gain from investments and accumulated net investment income.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the portfolio investments made by us qualify for this exception, including the investment in the External Investment Manager, except as discussed below with respect to the Internal Investment Manager. Therefore, the Investment Portfolio is carried on the balance sheet at fair value, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments." For all periods prior to and including March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in our consolidated financial statements. The Internal Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary began providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of December 31, 2013 and 2012, approximately 95% and 89% of our total assets at each date represented our Investment Portfolio valued at fair value. We are required to report our investments at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our business strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We also categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of our portfolio.

        For LMM portfolio investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, for control LMM portfolio investments, we generally determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM portfolio investments, we typically use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments similar to the approaches used for our control LMM portfolio investments, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our Investment Portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Our Private Loan portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. For valuation purposes, all of our Private Loan portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, we generally use either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Our Other Portfolio investments comprised 3.3% and 2.6%, respectively, of our Investment Portfolio at fair value as of December 31, 2013 and 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we determine the fair value based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. To the extent observable inputs are not available, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, our investment in the External Investment Manager is a control investment for which we have a controlling interest in the portfolio company and the ability to nominate a majority of the portfolio company's board of directors. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the enterprise value methodology under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries are consolidated with us for financial reporting purposes, and the portfolio investments held by the Taxable

Subsidiaries are included in our consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit us to hold equity investments in portfolio companies which are "pass through" entities for tax purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with us for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any related tax assets or liabilities, in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in our consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Taxable Subsidiaries and the Internal Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. The LMM debt investments are primarily secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and five years.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds. As of December 31, 2013, we had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager a fee for the use of these services. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of December 31, 2013 and 2012 (this information excludes the Other Portfolio investments, the External Investment Manager and the Internal Investment Manager).

Cost:	December 31, 2013	December 31, 2012
First lien debt	79.0%	81.1%
Equity	10.4%	10.4%
Second lien debt	8.4%	6.0%
Equity warrants	1.9%	1.9%
Other	0.3%	0.6%

	100.0%	100.0%

Fair Value:	December 31, 2013	December 31, 2012
First lien debt	69.9%	72.1%
Equity	19.3%	18.7%
Second lien debt	7.6%	5.4%
Equity warrants	2.9%	3.3%
Other	0.3%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States or other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2013 and 2012 (this information excludes the Other Portfolio investments, the External Investment Manager and the Internal Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	December 31, 2013	December 31, 2012
Southwest	27.8%	27.7%
West	19.1%	25.7%
Northeast	18.0%	17.2%
Southeast	15.6%	10.1%
Midwest	15.4%	17.6%
Canada	1.2%	0.0%
Other Non-United States	2.9%	1.7%

	100.0%	100.0%

Fair Value:	December 31, 2013	December 31, 2012
Southwest	30.9%	31.3%
West	20.1%	25.3%
Northeast	17.6%	15.8%
Southeast	12.6%	9.1%
Midwest	15.0%	17.0%
Canada	1.1%	0.0%
Other Non-United States	2.7%	1.5%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, by industry at cost and fair value as of December 31, 2013 and 2012 (this information excludes the Other Portfolio investments, the External Investment Manager and the Internal Investment Manager).

Cost:	December 31, 2013	December 31, 2012
Energy Equipment & Services	10.7%	8.4%
Media	7.8%	7.2%
Specialty Retail	7.2%	6.1%
IT Services	6.1%	2.8%
Health Care Providers & Services	5.8%	5.3%
Hotels, Restaurants & Leisure	5.8%	3.5%
Commercial Services & Supplies	5.1%	6.4%
Construction & Engineering	4.1%	4.7%
Software	3.8%	8.3%
Machinery	3.3%	6.7%
Diversified Telecommunication Services	3.3%	0.0%
Oil, Gas & Consumable Fuels	3.2%	1.6%
Road & Rail	2.7%	1.0%
Internet Software & Services	2.5%	0.2%
Diversified Consumer Services	2.4%	3.2%
Electronic Equipment, Instruments & Components	2.3%	2.6%
Textiles, Apparel & Luxury Goods	1.6%	0.7%
Auto Components	1.6%	0.5%
Trading Companies & Distributors	1.5%	1.0%
Professional Services	1.4%	2.2%
Building Products	1.4%	2.0%
Chemicals	1.3%	2.0%
Health Care Equipment & Supplies	1.2%	1.5%
Consumer Finance	1.1%	1.2%
Containers & Packaging	1.0%	1.5%
Food Products	0.9%	2.0%
Metals & Mining	0.7%	2.2%
Aerospace & Defense	0.8%	1.9%
Paper & Forest Products	0.8%	1.0%
Insurance	0.2%	2.0%
Construction Materials	0.2%	1.7%
Communications Equipment	0.0%	1.2%
Other(1)	8.2%	7.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

Fair Value:	December 31, 2013	December 31, 2012
Energy Equipment & Services	10.2%	10.2%
Media	7.6%	6.7%
Specialty Retail	6.5%	4.9%
Health Care Providers & Services	5.6%	5.3%
Hotels, Restaurants & Leisure	5.6%	3.5%
IT Services	5.6%	2.5%
Machinery	5.3%	8.3%
Commercial Services & Supplies	4.6%	6.1%
Construction & Engineering	4.6%	5.1%
Software	4.0%	7.9%
Diversified Consumer Services	3.9%	4.0%
Diversified Telecommunication Services	3.6%	0.0%
Road & Rail	3.0%	1.5%
Oil, Gas & Consumable Fuels	2.9%	1.4%
Internet Software & Services	2.9%	0.6%
Electronic Equipment, Instruments & Components	2.4%	2.4%
Auto Components	1.5%	0.4%
Textiles, Apparel & Luxury Goods	1.4%	0.6%
Trading Companies & Distributors	1.3%	1.7%
Paper & Forest Products	1.3%	1.2%
Professional Services	1.2%	2.0%
Chemicals	1.2%	1.8%
Building Products	1.0%	1.5%
Health Care Equipment & Supplies	1.0%	1.3%
Containers & Packaging	0.9%	1.3%
Food Products	0.8%	1.8%
Consumer Finance	0.8%	1.1%
Metals & Mining	0.7%	1.9%
Aerospace & Defense	0.7%	1.7%
Transportation Infrastructure	0.7%	1.0%
Insurance	0.2%	1.8%
Construction Materials	0.1%	1.4%
Communications Equipment	0.0%	1.1%
Other(1)	6.9%	6.0%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including, but not limited to: (1) investing in companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including but not limited to each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

    All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of December 31, 2013 and 2012.

	As of December 31, 2013		As of December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$242,013	36.7%	$167,154	34.6%
2	116,908	17.7%	117,157	24.3%
3	239,843	36.4%	174,754	36.2%
4	60,641	9.2%	23,799	4.9%
5	—	0.0%	—	0.0%

Total	$659,405	100.0%	$482,864	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.2 as of December 31, 2013 and 2.1 as of December 31, 2012.

        For the total Investment Portfolio, as of December 31, 2013, we had two investments with positive fair value on non-accrual status which comprised approximately 2.3% of the total Investment Portfolio at fair value and 4.7% of the total Investment Portfolio at cost and no fully impaired investments. For the total Investment Portfolio, as of December 31, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost, excluding the investment in the affiliated Internal Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of years ended December 31, 2013 and 2012

	Twelve Months Ended December 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Total investment income	$116.5	$90.5	$26.0	29%
Total expenses	(41.1)	(31.2)	(9.9)	32%

Net investment income	75.4	59.3	16.1	27%
Net realized gain from investments	7.3	16.5	(9.2)	(56)%
Net realized loss from SBIC debentures	(4.8)	—	(4.8)

Net realized income	77.9	75.8	2.1	3%
Net change in unrealized appreciation from:
Portfolio investments	16.2	44.7	(28.5)	(64)%
SBIC debentures, marketable securities and idle funds and investment in the Internal Investment Manager	2.8	(5.2)	8.0

Total net change in unrealized appreciation	19.0	39.5	(20.5)	(52)%
Income tax provision	—	(10.8)	10.8
Noncontrolling interest	—	(0.1)	0.1

Net increase in net assets resulting from operations attributable to common stock	$96.9	$104.4	$(7.5)	(7)%

	Twelve Months Ended December 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Net investment income	$75.4	$59.3	$16.1	27%
Share-based compensation expense	4.2	2.6	1.6	64%

Distributable net investment income(a)	79.6	61.9	17.7	29%
Net realized gain from investments	7.3	16.5	(9.2)	(56)%
Net realized loss from SBIC debentures	(4.8)	—	(4.8)

Distributable net realized income(a)	82.1	78.4	3.7	5%
Distributable net investment income per share—Basic and diluted(a)(b)	$2.17	$2.09	$0.08	4%

Distributable net realized income per share—Basic and diluted(a)(b)	$2.24	$2.65	$(0.41)	(15)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the year ended December 31, 2013, total investment income was $116.5 million, a 29% increase over the $90.5 million of total investment income for the corresponding period of 2012. This comparable period increase was principally attributable to (i) a $22.4 million increase in interest income from higher average levels of portfolio debt investments and increased activity in the Investment Portfolio and (ii) a $3.9 million increase in dividend income from Investment Portfolio equity investments, partially offset by a $0.3 million decrease in interest and dividend income from Marketable securities and idle funds investments. The $26.0 million increase in investment income in the year ended December 31, 2013 includes a $1.7 million decrease in the amount of non-recurring investment income associated with debt repayment and financing activities of LMM portfolio investments included in investment income, partially offset by a $1.1 million increase in the amount of investment income related to higher accelerated prepayment and repricing activity of certain Middle Market and Private Loan portfolio debt investments and Marketable securities and idle funds investments in each case for the year ended December 31, 2013, when compared to the same period in 2012.

  Expenses

        For the year ended December 31, 2013, total expenses increased to $41.1 million from $31.2 million for the corresponding period of 2012. This comparable period increase in expenses was principally attributable to (i) a $4.6 million increase in interest expense, (ii) higher compensation and related expenses of $2.1 million, primarily as a result of additional personnel compared to the same period in the prior year, (iii) a $1.6 million increase in other general and administrative expenses and (iv) an increase of $1.6 million in share-based compensation, primarily due to $1.3 million of expense associated with the accelerated vesting of all the unvested shares of restricted stock in connection with the retirement of our former Executive Vice Chairman during the year ended December 31, 2013. The $4.6 million increase in interest expense was primarily a result of (i) a $4.4 million increase primarily related to the issuance of the 6.125% Notes ("the Notes") in April 2013 and (ii) a $1.3 million increase related to a higher average outstanding balance on the Credit Facility, partially offset by a $1.1 million decrease related to prepayments on our Small Business Investment Company ("SBIC") debentures and lower average interest rates on the SBIC debentures. The ratio of our total operating expenses, excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our former Executive Vice Chairman discussed above, as a percentage of our average total assets was 1.7% for the year ended December 31, 2013, compared to 1.8% for the prior year. Including the effect of the accelerated vesting of restricted stock of our former Executive Vice Chairman, the ratio would have been 1.8% for the year ended December 31, 2013.

  Distributable Net Investment Income

        Distributable net investment income increased $17.7 million to $79.6 million, or $2.17 per share, compared with $61.9 million, or $2.09 per share, in the corresponding period of 2012. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. The distributable net investment income on a per share basis for the year ended December 31, 2013 reflects the impact of a greater number of average shares outstanding compared to the corresponding period in 2012 primarily due to the June 2012, December 2012 and August 2013 follow-on equity offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2013 was $75.4 million, or a 27% increase, compared to net investment income of $59.3 million for the corresponding period of 2012. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $82.1 million, or $2.24 per share, for the year ended December 31, 2013 compared with $78.4 million, or $2.65 per share, in the corresponding period of 2012. The $3.7 million increase was primarily attributable to higher distributable net investment income in the year ended December 31, 2013 compared to the corresponding period of 2012 as discussed above, partially offset by (i) a decrease in net realized gain from investments of $9.2 million, to $7.3 million in 2013 from $16.5 million in prior year, and (ii) a realized loss of $4.8 million on the repayment of certain SBIC debentures issued to MSC II which had been accounted for on the fair value method of accounting under ASC 825. The $7.3 million net realized gain on investments during the year ended December 31, 2013 was primarily attributable to (i) a realized gain of $11.3 million on the full exit of two LMM equity investments, (ii) realized gains of $1.0 million on the partial exits of several LMM investments, (iii) net realized gains on several Middle Market and Marketable securities and idle funds investments totaling $1.9 million, partially offset by (i) realized losses of $2.6 million on the restructuring of a LMM equity investment and 1.8 million on the full exit of one LMM investment, respectively, and (ii) the realized loss of $1.8 million on the full exit of one Middle Market investment.

  Net Realized Income

        The lower net realized gain from investments and the realized loss from the SBIC debentures, partially offset by the higher net investment income, in the year ended December 31, 2013 compared to the corresponding period of 2012, in each case as discussed above, resulted in a $2.1 million increase in net realized income compared with the corresponding period of 2012.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the year ended December 31, 2013 was $96.9 million, or $2.65 per share, compared with $104.4 million, or $3.53 per share, in the corresponding period of 2012. This $7.5 million decrease from the comparable period in the prior year was primarily the result of the $20.5 million difference in the net change in unrealized appreciation to $19.0 million for the year ended December 31, 2013, compared to $39.5 million for the comparable period in the prior year, partially offset by (i) a $10.8 million decrease in the net income tax provision and (ii) the $2.1 million increase in net realized income due to the factors discussed above, both for the year ended December 31, 2013 in comparison to the comparable period in the prior year. The total net change in unrealized appreciation for the year ended December 31, 2013 of $19.0 million included (i) $16.2 million of net unrealized appreciation from portfolio investments and (ii) the net unrealized appreciation of $4.4 million on the SBIC debentures, which resulted from the $4.8 million of accounting reversals of prior unrealized depreciation on the SBIC debentures in conjunction with the realized loss on the repayment of the SBIC debentures as discussed above, partially offset by net unrealized depreciation of $0.4 million on the remaining SBIC debentures held by MSC II, partially offset by the net unrealized depreciation from Marketable securities and idle funds investments of $1.7 million. The $16.2 million net change in unrealized appreciation from portfolio investments for the year ended December 31, 2013 was principally attributable to (i) unrealized appreciation on 37 LMM portfolio investments totaling $60.6 million, partially offset by unrealized depreciation on 15 LMM portfolio investments totaling $38.8 million, (ii) $3.7 million of net unrealized appreciation on Middle Market investments, (iii) $1.1 million of net unrealized appreciation on the External Investment Manager and (iv) $2.2 million of net unrealized appreciation on the Other Portfolio investments, partially offset by accounting reversals of net unrealized appreciation from prior periods of $12.8 million related to portfolio investment exits and repayments. The net income tax benefit for the year ended December 31, 2013 related to a deferred tax benefit of $3.6 million, partially offset by an income tax provision on other taxes of $3.6 million. The deferred taxes related primarily to net unrealized depreciation on equity investments held in our Taxable Subsidiaries. The other taxes include $1.8 million related to an accrual for excise tax on our estimated spillover taxable income and $1.8 million related to accruals for state and other taxes.

  Comparison of years ended December 31, 2012 and December 31, 2011

	Years Ended December 31,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$90.5	$66.2	$24.3	37%
Total expenses	(31.2)	(26.9)	(4.3)	16%

Net investment income	59.3	39.3	20.0	51%
Net realized gain from investments	16.5	2.7	13.8

Net realized income	75.8	42.0	33.8	81%
Net change in unrealized appreciation from investments	44.5	34.9	9.6	27%
Net change in unrealized appreciation from SBIC debentures and investment in the Internal Investment Manager	(5.0)	(6.5)	1.5	(23)%
Income tax provision	(10.8)	(6.3)	(4.5)	72%
Noncontrolling interest	(0.1)	(1.1)	1.0

Net increase in net assets resulting from operations attributable to common stock	$104.4	$63.0	$41.4	66%

	Years Ended December 31,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$59.3	$39.3	$20.0	51%
Share-based compensation expense	2.6	2.0	0.6	25%

Distributable net investment income(a)	61.9	41.3	20.6	50%
Net realized gain from investments	16.5	2.7	13.8

Distributable net realized income(a)	$78.4	$44.0	$34.4	78%
Distributable net investment income per share—Basic and diluted(a)(b)	$2.09	$1.77	$0.32	18%

Distributable net realized income per share—Basic and diluted(a)(b)	$2.65	$1.89	$0.76	40%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the year ended December 31, 2012, total investment income was $90.5 million, a $24.3 million, or 37%, increase over the $66.2 million for the corresponding period of 2011. This comparable period increase was principally attributable to (i) a $19.1 million increase in interest income from increased activity in the investment portfolio and higher average levels of portfolio debt investments and interest-bearing marketable securities investments, (ii) a $3.2 million increase in dividend income from portfolio equity investments and (iii) a $2.0 million increase in fee income due to the increased activity in and size of the investment portfolio. The increase in investment income included (i) $1.8 million of non-recurring investment income during the first quarter of 2012 associated with repayment and financing activities for two LMM portfolio investments, (ii) a $3.2 million increase in investment income associated with higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments in comparison to 2011 and (iii) special dividend activity of $1.4 million in the fourth quarter of 2012.

  Expenses

        For the year ended December 31, 2012, total expenses increased by approximately $4.3 million, or 16%, to $31.2 million from $26.9 million for the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $2.1 million as a result of the net issuance of an additional $5 million in SBIC debentures subsequent to December 31, 2011, increased borrowing activity under the Credit Facility and higher unused fees associated with the increased commitments under the Credit Facility, (ii) higher share-based compensation expense of $0.5 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and expenses of $1.7 million related to increases in personnel and incentive compensation compared to the corresponding period of 2011. For the years ended December 31, 2012 and 2011, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.8% and 2.2%, respectively.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2012 increased to $61.9 million, or $2.09 per share, compared with distributable net investment income of $41.3 million, or $1.77 per share, for the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the year ended 2012 reflects (i) an increase of approximately $0.13 per share from 2011 in investment income attributable to higher levels of accelerated prepayment and repricing activity for certain debt investments and marketable securities investments, (ii) approximately $0.05 per share from the special dividend activity in the fourth quarter of 2012 and (iii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the net effect of December 2012, June 2012, October 2011 and March 2011 follow-on equity offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2012 was $59.3 million, or a 51% increase, compared to net investment income of $39.3 million for the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $78.4 million, or $2.65 per share, for the year ended 2012 compared with distributable net realized income of $44.0 million, or $1.89 per share, for the corresponding period of 2011. The increase was primarily attributable to the higher level of distributable net investment income and the higher level of total net realized gain from investments in 2012 compared to the corresponding period of 2011. The $16.5 million net realized gain during 2012 was primarily attributable to (i) realized gains recognized on two partial exits of LMM portfolio company equity investments, (ii) a realized gain recognized on the full exit of a LMM portfolio company equity investment and (iii) realized gains related to Middle Market and marketable securities investments, partially offset by (iv) realized losses on the full exits of three LMM portfolio company investments.

  Net Realized Income

        The higher level of net investment income and the higher level of total net realized gain from investments in 2012 compared to the corresponding period of 2011, both as discussed above, resulted in a $33.8 million increase in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations attributable to common stock during the year ended December 31, 2012 was $104.4 million, or $3.53 per share, compared with a net increase of $63.0 million, or $2.76 per share, in 2011. This $41.4 million increase was a result of the increase in net realized income discussed above, plus differences in the net change in unrealized appreciation from portfolio investments, marketable securities, SBIC debentures and investment in the Internal Investment Manager and the difference in the income tax provision. For the year ended December 31, 2012, the $44.5 million net change in unrealized appreciation from portfolio investments was principally attributable to (i) unrealized appreciation on 37 LMM portfolio investments totaling $57.8 million, partially offset by unrealized depreciation on 10 LMM portfolio investments totaling $4.6 million, (ii) $9.7 million of net unrealized appreciation on the Middle Market investment portfolio and (iii) $0.8 million of net unrealized appreciation on the Other Portfolio investments and Marketable securities and idle funds investments, partially offset by (iv) accounting reversals of net unrealized appreciation from prior periods of $18.3 million related to portfolio investment exits and repayments, and (v) accounting reversals of net unrealized appreciation from prior periods of $0.5 million related to Marketable securities and idle funds investments exits and repayments. For the year ended December 31, 2012, the $5.0 million net change in unrealized appreciation attributable to SBIC debentures and investment in the Internal Investment Manager was primarily attributable to unrealized depreciation on the SBIC debentures held by MSC II. The noncontrolling interest of $0.1 million recognized during the first quarter of 2012 reflects the pro rata portion of the net increase in net assets resulting from operations for MSC II attributable to the equity interests in MSC II that were not owned by MSCC prior to MSCC's completion of the Final MSC II Exchange. For the year ended December 31, 2012, we also recognized a net income tax provision of $10.8 million related to deferred taxes of $8.0 million and other taxes of $2.8 million. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our taxable subsidiaries. The other taxes include $1.6 million related to an accrual for excise tax on our estimated spillover taxable income as of December 31, 2012 and $1.2 million related to accruals for state and other taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the year ended December 31, 2013, we experienced a net decrease in cash and cash equivalents in the amount of $28.8 million. During the period, we used $240.7 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the ordinary operating profits earned through our operating activities totaling $63.8 million, which is our $79.6 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $10.9 million, payment-in-kind interest income of $5.0 million, cumulative dividends of $1.4 million and the amortization expense for deferred financing costs of $1.5 million, (ii) cash uses totaling $824.8 million from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2013, which together total $767.5 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2012, which together total $54.0 million, and (c) $3.3 million related to decreases in payables and accruals, and (iii) cash proceeds totaling $520.3 million from (a) $465.0 million in cash proceeds from the repayments or sales of debt investments and sales of equity investments, (b) $51.7 million of cash proceeds from the sale of Marketable securities and idle funds investments and (c) decreases in other assets of $3.6 million. During 2013, $211.9 million in cash was provided by financing activities, which principally consisted of (i) $131.5 million in net cash proceeds from public stock offering in August 2013, (ii) $105.0 million in net cash proceeds from the Credit Facility and (iii) $92.0 million in cash proceeds from the issuance of the Notes, partially offset by (i) a $24.8 million net decrease in outstanding SBIC debentures resulting from $63.8 million in repayments of SBIC debentures, net of $39.0 million in proceeds from the issuance of SBIC debentures, (ii) $83.2 million in cash dividends paid to stockholders and (iii) $6.3 million in loan costs associated with our SBIC debentures, our Notes and the Credit Facility.

        For the year ended December 31, 2012, we experienced a net increase in cash and cash equivalents in the amount of $20.9 million. During that period, we generated $48.9 million of cash from our operating activities, primarily from (i) distributable net investment income, excluding the non-cash effects of the accretion of unearned income, payment in kind interest income and the amortization of deferred financing costs, (ii) increases in payables, and (iii) realized gains, partially offset by increases in interest receivable. We used $184.5 million in net cash from investing activities, principally including the funding of $639.8 million for new portfolio company investments and the funding of $14.4 million for Marketable securities and idle funds investments, partially offset by (i) $400.0 million in cash proceeds from the repayment of portfolio debt investments, (ii) $35.1 million in cash proceeds from the exit of portfolio equity investments and (iii) $34.5 million of cash proceeds from the sale of Marketable securities and idle funds investments. During 2012, $156.5 million in cash was provided by financing activities, which principally consisted of (i) $169.9 million in net cash proceeds from public stock offerings in June and December 2012, (ii) $25.0 million in net cash proceeds from the Credit Facility and (iii) $5.0 million in net cash proceeds from the issuance of SBIC debentures, partially offset by (i) $39.9 million in cash dividends paid to stockholders and (ii) $2.2 million in loan costs associated with our SBIC debentures and the Credit Facility.

        For the year ended December 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $20.3 million. During that period, we generated $37.2 million of cash from our operating activities, primarily from (i) distributable net investment income, excluding the non-cash effects of the accretion of unearned income, payment-in-kind interest income and the amortization of deferred financing costs, (ii) increases in payables, and (iii) realized gains, partially offset by (iv) increases in interest receivable. We used $220.5 million in net cash from investing activities, principally including (i) the funding of $358.9 million for new portfolio company investments and (ii) the funding of $33.5 million for Marketable securities and idle funds investments, partially offset by (i) $160.2 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments and (ii) $11.7 million of cash proceeds from the sale of Marketable securities and idle funds investments. During 2011, $203.6 million in cash was provided by financing activities, which principally consisted of (i) $127.8 million in net cash proceeds from public stock offerings in March 2011 and October 2011, (ii) $40.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $68.0 million in net cash proceeds from the Credit Facility, partially offset by $28.3 million in cash dividends paid to stockholders and $2.3 million in loan costs associated with our SBIC debentures and credit facility.

  Capital Resources

        As of December 31, 2013, we had $34.7 million in cash and cash equivalents, $13.3 million in Marketable securities and idle funds investments and $208.0 million of unused capacity under the Credit Facility, which we maintain to support our future investment and operating activities. As of December 31, 2013, our net asset value totaled $792.5 million, or $19.89 per share.

        The Credit Facility was amended and restated during the year ended December 31, 2013 to provide for an increase in total commitments from $287.5 million to $445.0 million and to increase the diversified group of lenders to thirteen lenders. The Credit Facility contains an accordion feature which allows us to increase the total commitments under the facility up to $500 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17%, as of December 31, 2013) plus 2.25% or (ii) the applicable base rate (Prime Rate, 3.25% as of December 31, 2013) plus 1.25%. We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is now provided on a revolving basis through the maturity date in September 2018, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval. At December 31, 2013, we had $237.0 million in borrowings outstanding under the Credit Facility. As of December 31, 2013, the interest rate on the Credit Facility was 2.4%, and we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid with no prepayment penalty. During the year ended December 31, 2013, we voluntarily prepaid $63.8 million of our SBIC debentures as part of an effort to manage the maturity dates of our oldest SBIC debentures. Main Street expects to issue new SBIC debentures under the SBIC program in the future in an amount up to the regulatory maximum amount of $225.0 million. On December 31, 2013, we, through the Funds, had $200.2 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average annual fixed interest rate of approximately 3.8%. The first maturity related to the SBIC debentures does not occur until 2017, and the remaining weighted average duration is approximately 7.3 years as of December 31, 2013.

        In April, 2013, we issued $92.0 million, including the underwriter's full exercise of the over-allotment option, in aggregate principal amount of the Notes. The Notes are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. We may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. During the year ended December 31, 2013, we repurchased $1.1 million principal of the Notes in the open market for an aggregate purchase price of $1.1 million and surrendered them to the Trustee for cancellation. As of December 31, 2013, the outstanding balance of the Notes was $90.9 million. The indenture governing the Notes ("the Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

        In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs. In December 2012, we completed a follow-on public stock offering in which we sold 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share (or approximately 160% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $77.1 million, after deducting underwriters' commissions and offering costs. In August 2013, we completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase additional shares, at a price to the public of $29.75 per share (or approximately 159% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $131.5 million, after deducting underwriters' commissions and offering costs.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to us.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. We did not seek approval to sell shares of our common stock below the then current net asset value per share of our common stock from our stockholders at our 2013 annual meeting of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock, and we do not currently expect to seek such approval at our 2014 annual meeting of stockholders for the same reason. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share if we desire to issue shares of our common stock at a price below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Code to spillover certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public equity and debt offerings, our expanded $445 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        In February 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date ("ASU 2013-04"). ASU 2013-04 provides additional guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. Public companies are required to apply ASU 2013-04 prospectively for interim and annual reporting periods beginning after December 15, 2013.

        In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards that have been issued and any that are not yet effective will not have a material impact on our financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At December 31, 2013, we had a total of $95.4 million in outstanding commitments comprised of (i) 12 commitments to fund revolving loans that had not been fully drawn or term loans that had not been funded and (ii) five capital commitments that had not been fully called.

  Contractual Obligations

        As of December 31, 2013, the future fixed commitments for cash payments in connection with our SBIC debentures and Notes for each of the next five years and thereafter are as follows:

	2014	2015	2016	2017	2018	2019 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$—	$—	$15,000	$10,200	$175,000	$200,200
Interest due on SBIC debentures	7,712	8,233	8,255	8,233	6,940	18,750	58,123
Notes	—	—	—	—	—	90,882	90,882
Interest due on Notes	5,566	5,566	5,566	5,567	5,567	25,050	52,882

Total	$13,278	$13,799	$13,821	$28,800	$22,707	$309,682	$402,087

        As of December 31, 2013, we had $237.0 million in borrowings outstanding under our Credit Facility, and the Credit Facility is currently scheduled to mature in September 2018. The Credit Facility contains two, one year extension options which could extend the maturity to September 2020. See further discussion of the Credit Facility terms in "—Liquidity and Capital Resources—Capital Resources".

  Related Party Transactions

        Subsequent to the completion of the Formation Transactions through March 31, 2013, the Internal Investment Manager was treated as a wholly owned portfolio company of MSCC and was included as part of our Investment Portfolio. At December 31, 2012, the Internal Investment Manager had a receivable of $4.1 million due from MSCC related to operating expenses incurred by the Internal Investment Manager required to support our business. Beginning April 1, 2013, the accounts of the Internal Investment Manager are included as a part of our consolidated financial statements and the Internal Investment Manager is reflected as a consolidated subsidiary, as opposed to being a part of our Investment Portfolio, and any intercompany balances between the Internal Investment Manager and MSCC or any of its other consolidated subsidiaries have been eliminated in consolidation.

        In June 2013, we adopted a deferred compensation plan for the non-employee members of our board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of our common stock within 90 days after the participant's end of service as a director. As of December 31, 2013, $275,000 of directors' fees had been deferred under this plan. These deferred fees represented 9,858 shares of our common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted average shares outstanding on our consolidated statement of operations as earned.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2013, is an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
SBIC Debentures
2007	$55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	180,000	2,030	—	N/A
2011	220,000	2,202	—	N/A
2012	225,000	2,763	—	N/A
2013	200,200	2,476	—	N/A
Credit Facility
2010	$39,000	2,030	—	N/A
2011	107,000	2,202	—	N/A
2012	132,000	2,763	—	N/A
2013	237,000	2,476	—	N/A
Notes Due 2023
2013	$90,882	2,476	—	$24.35

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Average market value per unit for our Notes Due 2023 represents the average of the daily closing prices as reported on the NYSE during the period presented. Average market value per unit for our SBIC Debentures and our Credit Facility are not applicable because these are not registered for public trading.

BUSINESS

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, we charge the External Investment Manager a fee for the use of these services. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of December 31, 2013, we had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2013, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, we had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and five years.

        As of December 31, 2013, we had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio company investments was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average EBITDA for the 79 Middle Market portfolio company investments was approximately $93.5 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of December 31, 2013, we had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio company investments was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, 95% of our Private Loan portfolio investments were in the form of debt investments and 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average EBITDA for the 9 Private Loan portfolio company investments was approximately $45.6 million as of December 31, 2012. As of December 31, 2012, approximately 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        As of December 31, 2013, we had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of our Investment Portfolio at fair value as of December 31, 2013. As of December 31, 2012, we had Other Portfolio investments in three companies, collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        As discussed above, we hold an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2013, we had no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio.

        During 2013, we began categorizing certain of our portfolio investments that were previously categorized as LMM portfolio investments or Middle Market portfolio investments as Private Loan portfolio investments to provide a separate classification based upon the nature in which such investments are originated. During the year ended December 31, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost on the date of transfer.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes (see "Regulation"). An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Internal Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Internal Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the year ended December 31, 2013, the ratio of our total operating expenses, excluding interest expense and excluding the effect of the accelerated vesting of restricted stock (as discussed further above in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Discussion and Analysis of Results of Operations—Comparison of the years ended December 31, 2013 and 2012"), as a percentage of our quarterly average total assets was 1.7% compared to 1.8% for the year ended December 31, 2012. Including the effect of the accelerated vesting of restricted stock, the ratio for the year ended 2013 would have been 1.8%.

        During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining no-action relief from the SEC to allow us to own a registered investment adviser, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither MSCC nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's management or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

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  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our LMM portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution.

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  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. We believe that those companies generally possess better risk adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

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  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include five certified public accountants and five Chartered Financial Analyst® (CFA) charter holders. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non traditional or complex structures for our portfolio companies. Also, the reputation of our investment team has and should continue to enable us to generate additional revenue in the form of management and incentive fees in connection with us providing advisory services to other investment funds.

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  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.

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  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

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  Benefit from Lower, Fixed, Long Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA guaranteed debentures. SBA guaranteed debentures carry long term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long term component of our capital structure with proper matching of duration and cost compared to our LMM portfolio investments.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization") of $3 million to $20 million and commensurate levels of free cash flow. We also pursue investments in debt securities of Middle Market companies that are generally established companies with sound historical financial performance that are generally larger in size than LMM companies. We generally do not invest in start-up companies or companies with speculative business plans.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investment Portfolio

        The Investment Portfolio, as used herein, refers to all of Main Street's LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager and, for all periods up to and including March 31, 2013, the investment in the Internal Investment Manager, but excludes all "Marketable securities and idle funds investments", and for all periods after March 31, 2013, the Investment Portfolio also excludes the Internal Investment Manager. For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both first lien secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 12% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind, or PIK, interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of December 31, 2013, approximately 86% of our LMM debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies.

        In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM investments by negotiating covenants that are designed to protect our LMM investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates payable currently in cash that will provide us with significant interest income plus the additional opportunity for income and gains through PIK interest and equity warrants and other similar equity instruments issued in conjunction with these mezzanine loans. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants or PIK interest.

        We also pursue debt investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years. The debt investments in our Middle Market portfolio have rights and protections that are similar to those in our LMM debt investments, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, guarantees, and equity pledges. The Middle Market debt investments generally have floating interest rates at LIBOR plus a margin, and are typically subject to LIBOR floors. As of December 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments, with approximately 99% of these investments at cost secured by portfolio company assets and approximately 92% of such debt investments at cost secured by first priority liens.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years. As of December 31, 2013, approximately 95% of Main Street's Private Loan portfolio investments were in the form of debt investments and approximately 98% of such debt investments at cost were secured by first priority liens on portfolio company assets.

  Warrants

        In connection with a portion of our LMM debt investments, we have historically received equity warrants to establish or increase our equity interest in the LMM portfolio company. Warrants we receive in connection with a LMM debt investment typically require only a nominal cost to exercise, and thus, as a LMM portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the LMM portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders of our LMM portfolio companies, and to allow for participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our LMM investment process. The current members of our investment committee are Vincent D. Foster, our Chairman, President and Chief Executive Officer, Dwayne L. Hyzak, our Chief Financial Officer and Senior Managing Director, Curtis L. Hartman, our Chief Credit Officer and Senior Managing Director and David Magdol, our Chief Investment Officer and Senior Managing Director.

        Our credit committee is responsible for all aspects of our Middle Market portfolio investment process. The current members of our credit committee are Messrs. Foster, Hartman, and Rodger A. Stout, our Executive Vice President.

        Investment process responsibility for each Private Loan portfolio investment is delegated to either the investment committee or the credit committee based upon the nature of the investment and the manner in which it was originated. Similarly, the investment processes for each Private Loan portfolio investment, from origination to close and to eventual exit, will follow the processes for our LMM portfolio investments or our Middle Market portfolio investments as outlined below, or a combination thereof.

        Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee or the credit committee, as applicable. Our investment committee and credit committee each meet on an as needed basis depending on transaction volume. We generally categorize our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers, financial advisors, accountants and current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and Middle Market companies, and we have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in these markets.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

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  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

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  a brief industry and market analysis;

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  direct industry expertise imported from other portfolio companies or investors;

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  preliminary qualitative analysis of the management team's competencies and backgrounds;

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  potential investment structures and pricing terms; and

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  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For Middle Market portfolio investments, the initial term sheet is typically issued by the borrower, through the syndicating bank, and is screened by the investment team which makes a recommendation to our credit committee.

  Term Sheet

        For proposed LMM transactions, the non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet for LMM investments is non-binding, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet, we begin our formal due diligence process.

        For proposed Middle Market transactions, the initial term sheet will include key economic terms and other conditions proposed by the borrower and its representatives and the proposed timeline for the investment, which are reviewed by our investment team to determine if such terms and conditions are in agreement with Main Street's investment objectives.

  Due Diligence

        Due diligence on a proposed LMM investment is performed by a minimum of two of our investment professionals, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our LMM due diligence review includes some or all of the following:

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  site visits with management and key personnel;

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  detailed review of historical and projected financial statements;

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  operational reviews and analysis;

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  interviews with customers and suppliers;

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  detailed evaluation of company management, including background checks;

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  review of material contracts;

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  in-depth industry, market, and strategy analysis;

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  regulatory compliance analysis; and

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  review by legal, environmental or other consultants, if applicable.

        Due diligence on a proposed Middle Market investment is generally performed on materials and information obtained from certain external resources and assessed internally by a minimum of two of our investment professionals, who work to understand the relationships among the prospective portfolio company's business plan, operations and financial performance using the accumulated due diligence information. Our Middle Market due diligence review includes some or all of the following:

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  detailed review of historical and projected financial statements;

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  in-depth industry, market, operational and strategy analysis;

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  regulatory compliance analysis; and

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  detailed review of the company's management team and their capabilities.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, base-case and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review of a proposed LMM portfolio investment, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers and key contracts;

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  a working capital analysis;

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  an analysis of the company's business strategy;

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  a management and key equity investor background check and assessment;

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  third-party accounting, legal, environmental or other due diligence findings;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership;

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  an analysis of historical financial results and key financial ratios;

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  sensitivities to management's financial projections;

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  regulatory compliance analysis findings; and

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  detailed reconciliations of historical to pro forma results.

        Upon completion of a satisfactory due diligence review of a proposed Middle Market portfolio investment, the investment team presents the findings and a recommendation to our credit committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers;

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  an analysis of the company's business strategy;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership;

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  regulatory compliance analysis findings; and

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  an analysis of historical financial results and key financial ratios.

        If any adjustments to the transaction terms or structures are proposed by the investment committee or credit committee, as applicable, such changes are made and applicable analyses are updated prior to approval of the transaction. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee or credit committee, as applicable, with the committee member managing the transaction, if any, abstaining from the vote. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same investment team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our Middle Market portfolio investments; however, due to the larger size and higher sophistication level of these Middle Market companies in comparison to our LMM portfolio companies, it is not necessary or practical to have as much direct management interface.

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including, but not limited to, each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations;

  •
  Investment Rating 2 represents a portfolio company that, in general, is performing above expectations;

  •
  Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations;

  •
  Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

  •
  Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of December 31, 2013 and 2012:

	As of December 31, 2013		As of December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$242,013	36.7%	$167,154	34.6%
2	116,908	17.7%	117,157	24.3%
3	239,843	36.4%	174,754	36.2%
4	60,641	9.2%	23,799	4.9%
5	—	0.0%	—	0.0%

Total	$659,405	100.0%	$482,864	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio as of December 31, 2013 and 2012 was approximately 2.2 and 2.1, respectively.

        For the total Investment Portfolio, as of December 31, 2013, we had two investments with positive fair value on non-accrual status which comprised approximately 2.3% of the total Investment Portfolio at fair value and 4.7% of the total Investment Portfolio at cost and no fully impaired investments. For the total Investment Portfolio, as of December 31, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost on non-accrual status, excluding the investment in the affiliated Internal Investment Manager.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of Middle Market debt investments typically does not require our assistance due to the additional resources available to these larger, Middle Market companies.

Determination of Net Asset Value and Portfolio Valuation Process

        We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any noncontrolling interests outstanding divided by the total number of shares of common stock outstanding.

        We are required to report our investments at fair value. As a result, the most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of December 31, 2013 and 2012, approximately 95% and 89%, respectively, of our total assets at each date represented investments in our Investment Portfolio valued at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our business strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We also categorize some of our investments in LMM and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either our LMM or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of our Investment Portfolio.

        For LMM investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, for control LMM portfolio investments, we generally determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments.. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments similar to the approaches used for our control LMM portfolio investments, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our investments in each LMM portfolio company once a quarter. In addition to our internal valuation process, in arriving at estimates of fair value for our investments in LMM portfolio companies, we, among other things, consult with a nationally recognized independent financial advisory services firm. The nationally recognized independent advisor is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent advisor on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. We consulted with our independent advisor in arriving at our determination of fair value on our investments in a total of 50 LMM portfolio companies for the year ended December 31, 2013, representing approximately 76% of the total LMM portfolio at fair value as of December 31, 2013 and on a total of 47 LMM portfolio companies for the year ended December 31, 2012, representing approximately 80% of the total LMM portfolio and investment in the affiliated Internal Investment Manager at fair value as of December 31, 2012. Excluding our investments in new LMM portfolio companies which have not been in our Investment Portfolio for at least twelve months subsequent to the initial investment as of December 31, 2013 and 2012, as applicable, the percentage of the LMM portfolio reviewed was over 99% of total LMM portfolio at fair value as of December 31, 2013 and 99% of total LMM portfolio and investment in the affiliated Internal Investment Manager at fair value as of December 31, 2012.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our Investment Portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing, to the extent such sufficient observable inputs are available, to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Our Private Loan portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. For valuation purposes, all of our Private Loan portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Our Other Portfolio investments comprised 3.3% and 2.6%, respectively, of our Investment Portfolio at fair value as of December 31, 2013 and 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we determine the fair value based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available, to determine fair value. To the extent observable inputs are not available, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, our investment in the External Investment Manager is a control investment for which we have a controlling interest in the portfolio company and the ability to nominate a majority of the portfolio company's board of directors. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the enterprise value methodology under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value of each individual investment as well as our valuation procedures.

  •
  Our quarterly valuation process begins with each LMM and Private Loan portfolio company investment being initially valued by the investment team responsible for monitoring the portfolio investment;

  •
  The fair value determination for our Middle Market and Other Portfolio debt and equity investments and our investment in the External Investment Manager consists of unobservable and observable inputs which are initially reviewed by the investment professionals responsible for monitoring the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed by and discussed with senior management, and the investment team considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by senior management;

  •
  As described above, a nationally recognized independent advisor performs certain mutually agreed limited procedures that we and the Board of Directors have identified and asked them to perform on a selection of management's LMM portfolio company valuation conclusions;

  •
  The Audit Committee of our Board of Directors reviews management's valuations, and the investment team and senior management consider and assess, as appropriate, any changes that may be required to management's valuations to address any comments provided by the Audit Committee; and

  •
  The Board of Directors assesses the valuations and ultimately approves the fair value of each investment in our portfolio in good faith.

        Determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved LMM, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        As of December 31, 2013, we had 37 employees, each of whom was employed by the Internal Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of December 31, 2013, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of December 31, 2013, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investment in the External Investment Manager and marketable securities and idle funds investments.

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Control Investments(5)

ASC Interests, LLC 16500 Westheimer Parkway Houston, TX 77082	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,500	3,434	3,434
		Member Units (Fully diluted 48.4%)		1,500	1,500

				4,934	4,934

Bond-Coat, Inc. 11901 West CR 125 Odessa, TX 79765	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,581	14,750
		Common Stock (Fully diluted 42.9%)		6,220	8,850

				20,801	23,600

Café Brazil, LLC 202 West Main Street, Ste. 100 Allen, TX 75013	Casual Restaurant Group
		Member Units (Fully diluted 69.0%)(8)		1,742	6,770

California Healthcare Medical Billing, Inc. 1121 E. Washington Ave. Escondido, CA 92025 1,299,520	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,973	8,103
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,343	13,043

CBT Nuggets, LLC 44 Club Rd., Ste. 150 Eugene, OR 97401	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	16,700

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ceres Management, LLC (Lambs) 11675 Jollyville Rd., Ste. 300 Austin, TX 78759	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,586	3,586
		Member Units (Fully diluted 65.0%)		5,273	1,190
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,017	1,017	1,017
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100.0%)(8)		625	1,060

				14,501	10,853

Garreco, LLC 430 Hiram Rd. Heber Springs, AR 72543	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,800	5,693	5,693
		Member Units (Fully diluted 32.0%)		1,200	1,200

				6,893	6,893

Gulf Manufacturing, LLC 1221 Indiana St. Humble, TX 77396	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	13,220

				3,899	14,139

Harrison Hydra-Gen, Ltd. 10827 Tower Oaks Blvd. Houston, TX 77070	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	4,896	4,659	4,896
		Preferred Stock (8% cumulative)(8)		1,167	1,167
		Common Stock (Fully diluted 34.4%)		718	1,340

				6,544	7,403

Hawthorne Customs and Dispatch Services, LLC 9370 Wallisville Rd Houston, TX 77013	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	440
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	2,050

				1,804	2,490

Hydratec, Inc. 325 Road 192 Delano, CA 93215	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 95.9%)(8)		7,095	13,720

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
IDX Broker, LLC 1551 Pearl Street Eugene, OR 97401	Provider of Marketing and CRM Tools for Real Estate
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,467	10,467
		Member Units (Fully diluted 63.9%)		5,029	5,029

				15,496	15,496

Impact Telecom, Inc. 9250 E Costilla Ave Suite 400 Greenwood Village, CO 80112	Telecommunications Services
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,568	1,568
		13% Secured Debt (Maturity—May 31, 2018)	22,500	14,690	14,690
		Warrants (Fully diluted 40.0%)		8,000	8,760

				24,258	25,018

Indianapolis Aviation Partners, LLC 8501 Telephone Road Houston, TX 77061	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,550	3,483	3,550
		Warrants (Fully diluted 30.1%)		1,129	2,200

				4,612	5,750

Jensen Jewelers of Idaho, LLC 130 Second Avenue North Twin Falls, ID 83301	Retail Jewelry Store
		Prime Plus 6.75%, Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,255	4,193	4,255
		Member Units (Fully diluted 60.8%)(8)		811	3,310

				5,004	7,565

Lighting Unlimited, LLC 4125 Richmond Ave Houston, TX 77027	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,676	1,676	1,676
		Preferred Stock (non-voting)		459	470
		Warrants (Fully diluted 7.1%)		54	30
		Common Stock (Fully diluted 70.0%)		100	250

				2,289	2,426

Marine Shelters Holdings, LLC 6800 Harborside Dr. Galveston, TX 77554	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,076	10,076
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,826	13,826

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Mid-Columbia Lumber Products, LLC 380 NW Adler St Madras, OR 97741	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	972	972	972
		Member Units (Fully diluted 54.0%)(8)		1,132	8,280
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	440

				8,004	15,342

NAPCO Precast, LLC 6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 1, 2015)(9)	2,750	2,703	2,750
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,893	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,418	4,468
		Member Units (Fully diluted 44.0%)(8)		2,975	5,920

				12,989	16,061

NRI Clinical Research, LLC 2010 Wilshire Blvd Los Angeles, CA 90057	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,394	4,226	4,226
		Warrants (Fully diluted 12.5%)		252	440
		Member Units (Fully diluted 24.8%)		500	870

				4,978	5,536

NRP Jones, LLC 210 Philadelphia St LaPorte, IN 46350	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,382	12,100
		Warrants (Fully diluted 12.2%)		817	1,420
		Member Units (Fully diluted 43.2%)(8)		2,900	5,050

				15,099	18,570

OMi Holdings, Inc. 1515 E I-30 Service Road Royse City, TX 75189	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde) 4636 E. University Drive Phoenix, AZ 77074	Telemarketing and Data Services
		15% Secured Debt (Maturity—January 6, 2016)	4,791	4,760	4,791
		Member Units (Fully diluted 43.7%)(8)		1,250	4,860

				6,010	9,651

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
PPL RVs, Inc. 10777 Southwest Freeway Houston, TX 77074	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,827	7,860
		Common Stock (Fully diluted 51.1%)		2,150	7,990

				9,977	15,850

Principle Environmental, LLC 201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	3,506	3,070	3,506
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	4,674	4,617	4,656
		Warrants (Fully diluted 14.6%)		1,200	2,620
		Member Units (Fully diluted 22.6%)(8)		1,863	4,180

				10,750	14,962

River Aggregates, LLC 25963 Sorters Road Porter, TX 77365	Processor of Construction Aggregates
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	421	421
		Member Units (Fully diluted 38.3%)		1,150	—
		Member Units (RA Properties, LLC) (Fully diluted 50.0%)		369	369

				2,440	1,290

Southern RV, LLC 3625 Bossier City Bossier City, LA 71112	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,239	11,239
		Member Units (Fully diluted 50.2%)		1,680	1,680
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,204	3,204
		Member Units (Southern RV Real Estate, LLC) (Fully diluted 55.69%)		480	480

				16,603	16,603

The MPI Group, LLC 319 North Hills Road Corbin, KY 40701	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—July 1, 2014)	1,079	1,079	880
		6% Current / 6% PIK Secured Debt (Maturity—July 1, 2014)	5,639	5,639	4,600
		Warrants (Fully diluted 52.3%)		1,096	—

				7,814	5,480

Travis Acquisition LLC 13955 FM 529 Rd Houston, TX 77041	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	9,200	9,025	9,025
		Member Units (Fully diluted 65.5%)		7,100	7,100

				16,125	16,125

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Uvalco Supply, LLC 2521 E. Main St. Uvalde, TX 78801	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	2,175	2,175	2,175
		Member Units (Fully diluted 42.8%)(8)		1,113	3,730

				3,288	5,905

Vision Interests, Inc. 6630 Arroyo Springs St., Ste. 600 Las Vegas, NV 89113	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,158	3,158
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	1,510
		Common Stock (Fully diluted 19.1%)		3,706	—

				9,864	4,668

Ziegler's NYPD, LLC 13901 North 73rd St., #219 Scottsdale, AZ 85260	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2018)(9)	1,000	1,000	1,000
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,449	5,449	4,820
		Warrants (Fully diluted 46.6%)		600	—

				7,049	5,820

Subtotal Control Investments				277,411	355,909

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Affiliate Investments(6)

American Sensor Technologies, Inc. 450 Clark Dr. Mt. Olive, NJ 07828	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	10,100

Bridge Capital Solutions Corporation 300 Motor Parkway, Suite 215 Hauppauge, NY 11788	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,799	4,799
		Warrants (Fully diluted 7.5%)		200	530

				4,999	5,329

Buffalo Composite Materials Holdings, LLC P.O. Box 578 Giddings, TX 78942	Manufacturer of Fiberglass Products
		Member Units (Fully diluted 23.1%)		2,035	2,035

Condit Exhibits, LLC 500 West Tennessee Denver, CO 80223	Tradeshow Exhibits / Custom Displays
		12% Secured Debt (Maturity—July 31, 2018)	3,750	3,750	3,750
		Warrants (Fully diluted 15.0%)(8)		100	540

				3,850	4,290

Congruent Credit Opportunities Funds(12)(13) 3131 McKinney Ave., Suite 850 Dallas, TX 75204	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		22,060	22,692
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)		4,128	4,128

				26,188	26,820

Daseke, Inc. 17305 59th Avenue NE Arlington, WA 98223	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,206	19,828	19,828
		Common Stock (Fully diluted 12.6%)		4,642	11,689

				24,470	31,517

Dos Rios Partners(12)(13) 3411 Richmond Avenue, Suite 420 Houston, TX 77046	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 27.69%)		1,269	1,269
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 9.14%)		403	403

				1,672	1,672

East Teak Fine Hardwoods, Inc. 1106 Drake Road Donalds, SC 29638	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	450

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Freeport Financial SBIC Fund LP(12)(13) 300 N. La Salle Street, Suite 5300 Chicago, Il 60654	Investment Partnership
		LP Interests (Fully diluted 9.9%)		1,618	1,618

Gault Financial, LLC (RMB Capital, LLC) 409 Bearden Circle Knoxville, TN 37919	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,165	11,747	10,550
		Warrants (Fully diluted 22.5%)		400	—

				12,147	10,550

Glowpoint, Inc. 430 Mountain Avenue., Ste. 301 Murray Hill, NJ 07974	Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	300	294	294
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,892	8,892
		Common Stock (Fully diluted 21.8%) (GP Investment Holdings, LLC)		3,800	10,235

				12,986	19,421

Houston Plating and Coatings, LLC 1315 Georgia St South Houston, TX 77587	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	9,160

Indianhead Pipeline Services, LLC 13167 County Hwy 00 Chippewa Falls, WI 54729	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	7,800	7,394	7,800
		Preferred Equity (8% cumulative)(8)		1,832	1,832
		Warrants (Fully diluted 10.6%)		459	470
		Member Units (Fully diluted 12.1%)(8)		1	530

				9,686	10,632

Integrated Printing Solutions, LLC 7025 South Fulton Street, Suite 100 Centennial, CO 80112	Specialty Card Printing
		8% PIK Secured Debt (Maturity—January 31, 2014)(14)	750	750	750
		13% PIK Secured Debt (Maturity—September 23, 2016)(14)	12,500	11,918	8,365
		Preferred Equity (Fully diluted 11.0%)		2,000	—
		Warrants (Fully diluted 8.0%)		600	—

				15,268	9,115

irth Solutions, LLC 5009 Horizons Drive Columbus, OH 43220	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	3,300

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
KBK Industries, LLC East Hwy 96 Rush Center, KS 67575	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,927	9,000
		Member Units (Fully diluted 17.5%)(8)		341	5,740

				9,268	14,740

OnAsset Intelligence, Inc. 3080 Story Road West Irving, TX 75038	Transportation Monitoring / Tracking Services
		12% PIK Secured Debt (Maturity—June 30, 2014)	2,330	1,788	1,788
		Preferred Stock (7% cumulative) (Fully diluted 3.6%)(8)		1,815	2,602
		Warrants (Fully diluted 14.2%)		1,787	370

				5,390	4,760

OPI International Ltd.(13) 4545 Post Oak Place Drive Houston, TX 77027	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)		1,371	4,971

PCI Holding Company, Inc. 12201 Magnolia Avenue Riverside, CA 92503	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,449	4,376	4,449
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,847	3,311

				6,223	7,760

Quality Lease and Rental Holdings, LLC 501 East Kennedy Blvd, Suite 801 Tampa, FL 33602	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)	37,350	36,843	20,000
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	—

				39,343	20,000

Radial Drilling Services Inc. 4921 Spring Cypress Spring, TX 77379	Oil and Gas Technology
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,626	3,626
		Warrants (Fully diluted 24.0%)		758	—

				4,384	3,626

Samba Holdings, Inc. 1730 Montano Road NW, Suite F Albuquerque, NM 87107	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,453	11,325	11,453
		Common Stock (Fully diluted 19.4%)		1,707	4,510

				13,032	15,963

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Spectrio LLC 720 Brooker Creek Blvd., Ste. 215 Oldsmar, FL 34677	Audio Messaging Services
		LIBOR Plus 7.50%, Current Coupon 8.50%, Secured Debt (Maturity—November 19, 2018)	17,878	17,504	17,878
		Warrants (Fully diluted 9.8%)		887	3,850

				18,391	21,728

SYNEO, LLC 3601 Galaznik Rd Angleton, TX 77515	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,238	4,238
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,414	1,414
		Member Units (Fully diluted 10.8%)		1,036	740

				6,688	6,392

Texas Reexcavation LC 3025 Maxroy Houston, TX 77008	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,185	6,082	6,082
		Class A Member Units (Fully diluted 16.3%)		2,900	3,270

				8,982	9,352

Tin Roof Acquisition Company 1516 Demonbreun Street Nashville, TN 37203	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	11,000	10,785	10,785
		Class C Preferred Member Units (10% cumulative) (Fully diluted 10.0%)(8)		2,027	2,027

				12,812	12,812

Subtotal Affiliate Investments				242,592	268,113

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Non-Control/Non-Affiliate Investments(7)

ABG Intermediate Holdings 2, LLC(11) 100 W. 33rd Street, Suite 1007 New York, NY 10001	Trademark Licensing of Clothing
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	7,500	7,463	7,463

Allflex Holdings III Inc.(11) 2805 East 14th Street Dallas, TX 75261	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00%, Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	5,000	4,952	5,076

Alvogen Pharma US, Inc.(11) 10 Bloomfield Ave. Pine Brook, NJ 07058	Pharmaceutical Company Focused on Generics
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—May 23, 2018)(9)	1,966	1,938	1,996

AM General LLC(11) 105 N. Niles Ave. South Bend, IN 46634	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,850	2,775	2,501

AM3 Pinnacle Corporation 900 Commerce Dr., Ste. 200 Oak Brook, IL 60523	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	22,500	22,320	22,320
		Common Stock (Fully diluted 3.2%)		2,000	2,000

				24,320	24,320

American Beacon Advisors Inc.(11) 4151 Amon Carter Blvd MD 2450 Fort Worth, TX 76155	Provider of Sub-Advised Investment Products
		LIBOR Plus 3.75%, Current Coupon 4.75%, Secured Debt (Maturity—November 22, 2019)(9)	6,500	6,436	6,534

AmeriTech College, LLC 12257 Business Park Dr, Ste. 108 Draper, UT 84020	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,960	6,050

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
AMF Bowling Centers, Inc.(11) 222 W 44th Street New York, NY 10036	Bowling Alley Operator
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—June 29, 2018)(9)	4,938	4,799	4,975

Anchor Hocking, LLC(11) 519 N. Pierce Avenue Lancaster, OH 43130	Household Products Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	6,965	6,900	7,078

Ancile Solutions, Inc.(11) 6085 Marshalee Drive, Suite 300 Elkridge, MD 21075	Provider of eLearning Solutions
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—July 15, 2018)(9)	9,628	9,571	9,652

Answers Corporation(11) 6665 Delmar, Suite 3000 St. Louis, MO 63130	Consumer Internet Search Services Provider
		LIBOR Plus 5.50%, Current Coupon 6.50%, Secured Debt (Maturity—December 20, 2018)(9)	8,500	8,415	8,436

AP Gaming I, LLC 6680 Amelia Earhart Courth Las Vegas, NV 89119	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25%, Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	7,000	6,790	6,913

Apria Healthcare Group, Inc.(11) 26220 Enterprise Court Lake Forest, CA 92630	Provider of Home Healthcare Equipment
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—April 6, 2020)(9)	5,473	5,441	5,500

Artel, LLC(11) 1983 Preston White Drive Reston, VA 20191	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,953	5,878	5,864

Atkins Nutritionals Holdings II, Inc.(11) 1050 17th Street, Suite 100 Denver, CO 80265	Weight Management Food Products
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 2, 2019)(9)	1,985	1,985	2,010

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
B. J. Alan Company 5555 Martin Luther King Jr. Blvd. Youngstown, OH 44502	Retailer and Distributor of Consumer Fireworks
		12.5% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,235	11,158	11,158

BBTS Borrower LP(11) 18615 Tuscany Stone #300 San Antonio, TX 78258	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019)(9)	6,948	6,883	7,013

Blackhawk Specialty Tools LLC(11) 11936 Brittmoore Park Drive Houston, TX 77041	Oilfield Equipment & Services
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	5,413	5,375	5,399

Bluestem Brands, Inc.(11) 6509 Flying Cloud Dr. Eden Prarie, MN 55344	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 6.50%, Current Coupon 7.50%, Secured Debt (Maturity—December 6, 2018)(9)	4,000	3,921	3,960

Brand Connections, LLC 26 Orange Rd Montclair, NJ 07042	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,063	6,983	7,063

Brasa Holdings, Inc.(11) 14881 Quorum Drive, Suite 750 Dallas, TX 75254	Upscale Full Service Restaurants
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	3,456	3,379	3,498
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	3,857	3,820	3,896

				7,199	7,394

Calloway Laboratories, Inc.(10) 34 Commerce Way Woburn, MA 01801	Health Care Testing Facilities
		12.00% PIK Secured Debt (Maturity—September 30, 2014)	6,336	6,276	4,738
		Warrants (Fully diluted 1.5%)		17	—

				6,293	4,738

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
CDC Software Corporation(11) 2002 Summit Blvd. #700 Atlanta, GA 30319	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,197	4,163	4,244

Cedar Bay Generation Company LP(11) 9405 Arrowpoint Blvd. Charlotte, NC 28273	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	7,964	7,891	8,028

Charlotte Russe, Inc.(11) 575 Florida Street San Francisco, CA 94010	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,988	4,942	4,919

CHI Overhead Doors, Inc.(11) 1485 Sunrise Dr. Arthur IL, 61911	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,462	2,513

Collective Brands Finance, Inc.(11) 3231 SE 6th Ave Topeka, KS 66607	Specialty Footwear Retailer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—October 9, 2019)(9)	2,481	2,481	2,494

Compact Power Equipment, Inc. P. O. Box 40 Fort Mill, SC 29716	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,918	3,901	3,918
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		998	2,230

				4,899	6,148

CGSC of Delaware Holdings Corp.(11)(13) 52 Leadenhall Street London, UK EC31 WEB	Insurance Brokerage Firm
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,972	1,940

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Connolly Holdings, Inc.(11) 950 East Paces Ferry Road Suite 2850 Atlanta, GA 30326	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 13, 2018)(9)	2,395	2,376	2,405
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,967	2,045

				4,343	4,450

CST Industries(11) 9701 Renner, Suite 150 Lenexa, KS 66219	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	11,563	11,436	11,389

Drilling Info, Inc. 2600 Via Fortuna, Fifth Floor Austin, TX 78746	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.1%)		1,335	9,470

Emerald Performance Materials, Inc.(11) 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,434	4,401	4,467

EnCap Energy Fund Investments(12)(13) 1100 Louisiana Street, Suite 4900 Houston, TX 77002	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,868	2,985
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		1,192	1,301
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		646	646
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		2,723	2,723

				7,429	7,655

e-Rewards, Inc.(11) 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Provider of Digital Data Collection
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	11,000	10,786	10,931

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Excelitas Technologies Corp.(11) 200 West Street Waltham, MA 02451	Lighting and Sensor Components
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—November 2, 2020)(9)	3,958	3,919	3,987

Fender Musical Instruments Corporation(11) 17600 North Perimeter Drive, Suite 100 Scottsdale, AZ 85255	Manufacturer of Musical Instruments
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	448	443	455

FC Operating, LLC(10) 5300 Patterson SE Grand Rapids, MI 49533	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,550	5,459	5,437

FishNet Security, Inc.(11) 6130 Sprint Pkwy Suite 400 Overland Park, KS 66211	Information Technology Value-Added Reseller
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,920	7,856	7,965

Fram Group Holdings, Inc.(11) 39 Old Ridgebury Rd Danbury, CT 06610	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 31, 2017)(9)	964	961	958
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	953

				1,957	1,911

Gastar Exploration USA, Inc.(11) 1331 Lamar, Suite 650 Houston, TX 77010	Oil & Gas Exploration & Production
		8.63% Secured Bond (Maturity—May 15, 2018)	1,000	1,000	983

Getty Images, Inc.(11) 605 5th Ave South, 4th Floor Seattle, WA 98104	Digital Photography and Video Content Marketplace
		LIBOR Plus 3.50%, Current Coupon 4.75%, Secured Debt (Maturity—October 18, 2019)(9)	4,987	4,501	4,665

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Golden Nugget, Inc.(11) 1510 West Loop South, 8th Floor Houston, TX 77027	Owner & Operator of Hotels & Casinos
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—November 21, 2019)(9)	1,400	1,380	1,424

Grupo Hima San Pablo, Inc.(11) P.O. Box 4980 Caguas, Puerto Rico 00726	Tertiary Care Hospitals
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,963	4,877	4,714
		13.75 Secured Debt (Maturity—July 31, 2018)	2,000	1,911	1,900

				6,788	6,614

Healogics, Inc.(11) 5220 Belfort Road, Suite 130 Jacksonville, FL 32256	Wound Care Management
		Common Equity (Fully diluted 0.02%)(8)		50	50

iEnergizer Limited(11) Mont Crevelt House, Bulwer Avenue St Sampson, Guernsey GY2 4LH	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	8,150	8,020	8,028

Inn of the Mountain Gods Resort and Casino(11) 287 Carrizo Canyon Road Mescalero, NM 88340	Hotel & Casino
		9.25% Secured Debt (Maturity—November 30, 2020)	4,096	3,901	3,953

Ipreo Holdings LLC(11) 1359 Broadway, 2nd Floor New York, NY 10018	Application Software for Capital Markets
		LIBOR Plus 4.00%, Current Coupon 5.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,630	5,721

Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13) 245 Park Avenue, 44th Floor New York, NY 10167	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.78%, Secured Debt (Maturity—January 15, 2022)	2,000	1,704	2,000

Jackson Hewitt Tax Services, Inc.(11) 3 Sylvan Way, Suite 301 Parsippany, NJ 07054	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,844	4,688	4,820

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Joerns Healthcare, LLC(11) 2430 Whitehall Park Drive, Suite 100 Charoltte, NC 28273	Health Care Equipment & Supplies
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—March 28, 2018)(9)	6,451	6,395	6,322

Keypoint Government Solutions, Inc.(11) 115 East 57th Street New York, NY 10022	Pre-Employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,483	4,411	4,439

Larchmont Resources, LLC(11) 301 NW 63rd Street Oklahoma City, OK 73116	Oil & Gas Exploration & Production
		LIBOR Plus 7.25%, Current Coupon 8.50%, Secured Debt (Maturity—August 7, 2019)(9)	6,965	6,899	7,096

Learning Care Group (US) No. 2 Inc.(11) 21333 Haggerty Road, Suite 300 Novi, MI 48375	Provider of Early Childhood Education
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,486	5,436	5,521

LJ Host Merger Sub, Inc.(11) 100 N Riverside, Suite 800 Chicago, IL 60606	Managed Services and Hosting Provider
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—December 23, 2019)(9)	10,000	9,901	9,950
		LIBOR Plus 8.75%, Current Coupon 10.00%, Secured Debt (Maturity—December 23, 2020)(9)	5,000	4,901	4,975

				14,802	14,925

LKCM Distribution Holdings, L.P. 12610 W. Airport Blvd. #100 Sugar Land, TX 77478	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,506	16,342	16,342

LKCM Headwater Investments I, L.P.(12)(13) 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		1,500	3,033

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
MAH Merger Corporation(11) 612 North Orange Ave, #C6 Jupiter, FL 33458	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,350	7,277	7,313

Media Holdings, LLC(11) 32 boulevard Royal L-2449 Luxembourg City Luxembourg	Internet Traffic Generator
		14% Secured Debt (Maturity—October 18, 2018)	5,894	5,781	5,952

MediMedia USA, Inc.(11) 780 Township Line Road Yardley, PA 19067 Luxembourg	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,473	5,339	5,351

Medpace Intermediateco, Inc.(11) 4620 Wesley Avenue Cincinnati, OH 45212	Clinical Trial Development and Execution
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—June 19, 2017)(9)	2,924	2,896	2,924

MedSolutions Holdings, Inc.(11) 730 Cool Springs Blvd. 8th Floor Franklin, TN 37067	Specialty Benefit Management
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 8, 2019)(9)	3,900	3,864	3,912

Metal Services LLC(11) The Liberty Place at Kennett Square 148 W. State Street, Suite 301 Kennett Square, PA 19348	Steel Mill Services
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2017)(9)	5,313	5,313	5,365

Milk Specialties Company(11) 7500 Flying Cloud Drive, Suite 500 Eden Prairie, MN 55344	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	4,905	4,863	4,911

Miramax Film NY, LLC(11) 1601 Cloverfield Blvd., Suite 2000 Santa Monica, CA 90404	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	871

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Modern VideoFilm, Inc.(10) 2300 W Empire Ave Burbank, CA 91504	Post-Production Film Studio
		LIBOR Plus 3.50%, Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,397	5,198	4,749
		Warrants (Fully diluted 2.5%)		151	1

				5,349	4,750

MP Assets Corporation(11) 596 Industrial Park Rd. Piney Flats, TN 37686	Manufacturer of Battery Components
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,600	4,554	4,589

National Vision, Inc.(11) 296 Grayson Hwy Lawrenceville, GA 30047	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,163	3,125	3,173

NCP Investment Holdings, Inc. 10000 Memorial Drive, Suite 540 Houston, TX 77056	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)		20	3,170

NGPL PipeCo, LLC(11) 500 Dallas Street, Suite 1000 Houston, TX 77002	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,805	9,660	9,163

Nice-Pak Products, Inc.(11) Two Nice-Pak Park Orangeburg, NY 10962-1376	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 18, 2014)(9)	5,701	5,650	5,530

North American Breweries Holdings, LLC(11) 445 Saint Paul Street Rochester, NY 14605	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,960	3,892	3,881

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
NRC US Holding Company LLC(11) 3500 Sunrise Highway, Suite 200 Great River, NY 11739	Environmental Services Provider
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—July 30, 2019)(9)	3,413	3,396	3,421

Nuverra Environmental Solutions, Inc.(11) 300 Cherrington Park, Suite 200 Coraopolis, PA 15108	Water Treatment and Disposal Services
		9.88% Unsecured Bond (Maturity—April 15, 2018)	3,500	3,500	3,413

Ospemifene Royalty Sub LLC (QuatRx)(10) 777 East Eisenhower Parkway, Suite 100 Ann Arbor, MI 48108	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.50% Secured Debt (Maturity—November 15, 2026)	5,000	5,000	5,000

Panolam Industries International, Inc.(11) 20 Progress Drive Shelton, CT 06484	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	7,499	7,435	7,255

Permian Holdings, Inc.(11) 2701 W. Interstate 20 Odessa, TX 76760	Storage Tank Manufacturer
		10.50% Secured Bond (Maturity—January 15, 2018)	3,150	3,116	3,103

Philadelphia Energy Solutions Refining and Marketing LLC(11) 1735 Market Street Philadelphia, PA 19103	Oil & Gas Refiner
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,978	2,939	2,625

Pitney Bowes Management Services Inc.(11) 1 Elmcroft Road Stamford, CT 06926	Provider of Document Management Services
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—October 1, 2019)(9)	5,985	5,927	6,030

Polyconcept Financial B.V.(11) 400 Hunt Valley Road New Kensington, PA 15068	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	3,413	3,381	3,425

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Primesight Limited(10) The Met Building 22 Percy Street London, UK WIT 2BU	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,378	7,378	8,163

PT Network, LLC(10) 1550 Madruga Avenue, Suite 514 Coral Gables, FL 33146	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	8,597	8,499	8,499

Radio One, Inc.(11) 5900 Princess Garden Parkway, 7th Floor Lanham, MD 20706	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,902	2,873	2,977

Ravago Holdings America Inc(11) 1900 Summit Tower Blvd Suite 900 Orlando, FL 32810	Polymers Distributor
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	6,250	6,188	6,266

Relativity Media, LLC(10) 9242 Beverly Boulevard, Suite 300 Beverly Hills, CA 902010	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,787	5,739	6,026
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	6,370	6,189	6,449
		Class A Units (Fully diluted 0.2%)		292	1,521

				12,220	13,996

Sabre Industries, Inc.(11) 8653 East Highway 67 Alvarado, TX 76009	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—August 24, 2018)(9)	2,975	2,948	2,975

SAExploration, Inc. 8240 Sandlewood Pl., Suite 102 Anchorage, AK 99507	Geophysical Services Provider
		11.00% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)	8,075	8,173	8,075
		Common Stock (Fully diluted 0.01%)(8)	—	65	55

				8,238	8,130

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
SCE Partners, LLC(10) 3883 Howard Hughes Parkway, Suite 800 Las Vegas, NV 86169	Hotel & Casino Operator
		LIBOR Plus 7.25%, Current Coupon 8.25%, Secured Debt (Maturity—August 8, 2019)(9)	7,500	7,429	6,975

Sotera Defense Solutions, Inc.(11) 2121 Cooperative Way, Suite 400 Henderson, VA 20171	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 21, 2017)(9)	11,651	11,086	10,486

Sourcehov LLC(11) 3232 McKinney Ave., Suite 1000 Dallas, TX 75204	Business Process Services
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—April 30, 2019)(9)	1,500	1,486	1,523

Sutherland Global Services(11) 1160 Pittsford-Victor Road Rochester, NY 14534	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,738	6,619	6,754

Synagro Infrastructure Company, Inc(11) 435 Williams Court, Suite 100 Baltimore, MD 21220	Waste Management Services
		LIBOR Plus 5.25%, Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,983	6,849	6,924

Targus Group International(11) 1211 North Miller Street Anaheim, CA 92806	Protective Cases for Mobile Devices
		LIBOR Plus 9.50%, Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,426	4,445	3,696

Technimark LLC(11) 180 Commerce Place Asheboro, NC 27203	Injection Molding
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—April 17, 2019)(9)	3,734	3,701	3,753

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
TeleGuam Holdings, LLC(11) 624 North Marine Corps Drive Tamuning, Guam	Cable and Telecom Services Provider
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,965	6,933	6,948
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,477	2,513

				9,410	9,461

Templar Energy LLC(11) 4727 Gaillardia Parkway Oklahoma City, OK 73142	Oil & Gas Exploration & Production
		LIBOR Plus 7.00%, Current Coupon 8.00%, Secured Debt (Maturity—November 25, 2020)(9)	3,000	2,941	3,017

Tervita Corporation(11) 1800, 140-10 Avenue SE Calgary, Alberta	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	5,474	5,427	5,507

The Tennis Channel, Inc. 2850 Ocean Park Blvd., Ste. 150 Santa Monica, CA 90405	Television-Based Sports Broadcasting
		Warrants (Fully diluted 0.1%)		235	301

The Topps Company, Inc.(11) 1 Whitehall St. New York, NY 10004	Trading Cards & Confectionary
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	2,000	1,981	2,005

ThermaSys Corporation(11) 2777 Walden Ave Buffalo, NY 14225	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	6,395	6,336	6,326

Therakos, Inc.(11) 1001 US Route 202 Raritan, NJ 08869-0606	Immune System Disease Treatment
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	6,446	6,314	6,470

Totes Isotoner Corporation(11) 9655 International Boulevard Cincinnati, OH 45246	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,275	4,228	4,299

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Travel Leaders Group, LLC(11) 119 West 40th Street, 14th Floor New York, NY 10018	Travel Agency Network Provider
		LIBOR Plus 6.00%, Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	7,500	7,352	7,406

UniTek Global Services, Inc.(11) 1777 Sentry Parkway West Gwynedd Hall, Suite 202 Blue Bell, PA 19422	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50%, Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)	10,034	9,328	10,016
		Warrants (Fully diluted 1.4%)		466	450

				9,794	10,466

Univeral Fiber Systems, LLC 14401 Industrial Park Road Bristol, VA 24202	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	10,192	10,141	10,243

US Xpress Enterprises, Inc.(11) 4080 Jenkins Road Chattanooga, TN 37421	Truckload Carrier
		LIBOR Plus 7.88%, Current Coupon 9.38%, Secured Debt (Maturity—November 13, 2016)(9)	6,078	5,985	6,048

Vantage Oncology, LLC(11) 1500 Rosecrans Avenue, Suite 400 Manhattan Beach, CA 90266	Outpatient Radiation Oncology Treatment Centers
		9.50% Secured Bond (Maturity—August 7, 2017)	7,000	7,000	7,175

Virtex Enterprises, LP(10) 12234A N Interstate Highway 35 Austin, TX 78753	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12.00% Secured Debt (Maturity—December 27, 2018)	1,667	1,612	1,612
		Preferred Class A Units (5% cumulative) (Fully diluted 1.4%)(8)		327	327
		Warrants (Fully diluted 1.1%)		22	22

				1,961	1,961

Visant Corporation(11) 357 Main Street Armonk, NY 10504	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,837

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Vision Solutions, Inc.(11) 15300 Barranca Parkway Irvine, CA 92618	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,348	2,235	2,347
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,969	5,050

				7,204	7,397

Walker & Dunlop Inc.(11)(13) 7501 Wisconsin Ave Suite 1200E Bethesda, MD 20814	Real Estate Financial Services
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	4,250	4,208	4,229

Western Dental Services, Inc.(11) 530 S Main St #600 Orange, CA 92868	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,950	4,825	4,996

Willbros Group, Inc.(11)(13) 4400 Post Oak Parkway, Suite 1000 Houston, TX 77027	Engineering and Construction Contractor
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—August 5, 2019)(9)	2,993	2,893	3,037

Wilton Brands, LLC(11) 2240 W. 75th St. Woodridge, IL 60517	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,875	1,844	1,792

Wireco Worldgroup, Inc.(11) 12200 NW Ambassador Drive Kansas City, MO 64163	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,469	2,451	2,492

YP Holdings LLC(11) 2247 Northlake Parkway Tucker, GA 30084	Online and Offline Advertising Operator
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,800	2,737	2,834

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Zilliant Incorporated 3815 S. Capital of Texas Hwy #300 Austin, TX 78704	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	7,056	7,056
		Warrants (Fully diluted 2.7%)		1,071	1,071

				8,127	8,127

Subtotal Non-Control/Non-Affiliate Investments				643,068	661,102

Total Portfolio Investments, December 31, 2013				1,163,071	1,286,188

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment. See Note B for a summary of Private Loan investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of six members, five of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2014 Annual Meeting of Stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of March 12, 2014. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	47	2007	2014
Joseph E. Canon	71	2007	2014
Arthur L. French	73	2007	2014
J. Kevin Griffin	42	2011	2014
John E. Jackson	55	2013	2014

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	57	2007	2014

  Executive Officers

        The following persons serve as our executive officers or significant employees in the following capacities (information as of March 12, 2014):

Name	Age	Position(s) Held
Vincent D. Foster*†	57	Chairman of the Board, President and Chief Executive Officer
Dwayne L. Hyzak*	41	Chief Financial Officer, Senior Managing Director and Treasurer
Curtis L. Hartman*†	41	Chief Credit Officer and Senior Managing Director
David L. Magdol*	43	Chief Investment Officer and Senior Managing Director
Rodger A. Stout†	62	Executive Vice President
Jason B. Beauvais	38	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Nicholas T. Meserve	34	Managing Director
Robert M. Shuford	34	Managing Director
Travis L. Haley	33	Managing Director
Shannon D. Martin	44	Vice President, Chief Accounting Officer and Assistant Treasurer

*
Member of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process with respect to our lower middle market portfolio investments, including approval of such investments.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our middle market portfolio investments, including approval of such investments.

        The address for each executive officer and significant employee is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Joseph E. Canon, since 1982, has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. He has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1976, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ: FFIN), a $5 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of a forty plus year career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group ("LKCM Capital"), an investment company headquartered in Ft. Worth, Texas. Since January 2011, he has also served as non-executive chairman of LKCM Distribution Holdings, LP, a LKCM Capital portfolio company which provides strategy overview and direction for several industrial distribution organizations engaged in maintenance and technical services, engineered products distribution and rentals, as well as process control systems manufacturing. In addition, since April 2010, Mr. French has served as a director of Industrial Distribution Group, another LKCM Capital portfolio company which provides industrial products and store room management services for manufacturing companies in the United States and international markets. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain, Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        J. Kevin Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 13 hospitals and a medical group consisting of 1,124 physicians in 355 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

        John E. Jackson is the President and Chief Executive Officer of Spartan Energy Partners, LP, a gas gathering, treating and processing company. Mr. Jackson was Chairman, Chief Executive Officer and President of Price Gregory Services, Inc., a pipeline-related infrastructure service provider in North America, from February 2008 until its sale in October of 2009. He served as a director of Hanover Compressor Company ("Hanover"), now known as Exterran Holdings, Inc. (NYSE: EXH), from July 2004 until May 2010. Mr. Jackson served as Hanover's President and Chief Executive Officer from October 2004 to August 2007 and as Chief Financial Officer from January 2002 to October 2004. Mr. Jackson has been a director of Seitel, Inc., a privately owned provider of onshore seismic data to the oil and gas industry in North America, since August 2007, Select Energy Services, LLC, a privately owned total water management company for oil and gas companies, since January 2012, and RSH Energy, LLC, a privately owned engineering firm since September 2013. He also serves on the board of several non-profit organizations. We believe Mr. Jackson's qualifications to serve on our Board of Directors include his extensive background in executive and director roles of public and private companies.

  Interested Directors

        Vincent D. Foster has served as the Chairman of our Board of Directors and as our Chief Executive Officer since 2007 and as our President since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and a director of Team, Inc. (NYSE: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011 and HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, from 2012 until February 2013. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a C.P.A., had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as President and Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

  Non-Director Executive Officers

        Dwayne L. Hyzak has served as our Chief Financial Officer and a Senior Managing Director since 2011 and as our Treasurer since 2012. Mr. Hyzak also serves as a member of our investment committee. Previously, he served as one of our Senior Vice Presidents since 2007 and as Senior Vice President Finance since 2011. From 2002, Mr. Hyzak has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen in its Transaction Advisory Services group.

        Curtis L. Hartman has served as our Chief Credit Officer and a Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee and a member of our investment committee. Previously, Mr. Hartman served as one of our Senior Vice Presidents since 2007. From 2000, Mr. Hartman has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Hartman has also served as a director of HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, since June 2013. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

        David L. Magdol has served as our Chief Investment Officer and a Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee. Previously, Mr. Magdol served as one of our Senior Vice Presidents since 2007. From 2002, Mr. Magdol has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Rodger A. Stout has served as our Executive Vice President since 2012 and is also a member of our credit committee. Previously, Mr. Stout served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer since 2007. From 2006, Mr. Stout has served as Executive Vice President and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine

Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15 year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Jason B. Beauvais has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since 2012. Previously, Mr. Beauvais served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as General Counsel and in other executive positions of several of our subsidiary funds and entities, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2006 through 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Nicholas T. Meserve has served as a Managing Director on our middle market investment team since 2012. Previously, from 2004 until 2012, Mr. Meserve worked at Highland Capital Management, LP, a large alternative credit manager, and certain of its affiliates, where he managed a portfolio of senior loans and high yield bonds across a diverse set of industries. Prior to Highland, he was a Credit Analyst at JP Morgan Chase & Co.

        Robert M. Shuford has served as a Managing Director on our lower middle market team since 2012, and has been with the firm in various roles since 2006. Mr. Shuford is a Chartered Financial Analyst® (CFA) charter holder. Previously, he was a Senior Associate of Avail Consulting, LLC in the Financial Advisory Services Group. While at Avail, Mr. Shuford was actively involved in the valuation of closely held stock, performance of acquisition due diligence and the valuation of intangible assets for a number of clients in a number of industries. His experience at Avail also includes financial and economic analysis of operating businesses, including the qualitative and quantitative analysis of historical and projected performance. These engagements were performed in connection with mergers, acquisitions, tax planning and reporting, litigation support, financial reporting and general corporate planning. His experience also includes extensive pro forma financial modeling for various types of companies.

        Travis L. Haley has served as Managing Director on our lower middle market team since 2013 and has been with the firm in Associate to Director roles since 2007. Prior to joining Main Street, Mr. Haley was a senior consultant in the Transaction Advisory Services group at Ernst & Young, performing financial due diligence for both strategic and financial buyers and sellers. Before joining the Transaction Advisory Services group, Mr. Haley served as an auditor with Ernst & Young. Mr. Haley is a CPA and began his career with Nueces Marketing Partners, a private investment group.

        Shannon D. Martin has served as our Vice President, Chief Accounting Officer and Assistant Treasurer since 2012. From 2006 to 2012, Mr. Martin worked as an independent consultant and performed financial advisory services for several clients, including functioning as acting Chief Accounting Officer from 2008 to 2011 for EquaTerra, Inc. From 1999 to 2006, Mr. Martin was a director of accounting integration and audit with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he focused on the development of integrated accounting, business and information system processes and the company's acquisition and integration strategies. From 1992 to 1999, Mr. Martin worked at Arthur Andersen as a manager in the Commercial Services group.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056:

    Audit Committee Charter
    Nominating and Corporate Governance Committee Charter
    Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors currently consists of six members, five of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

    Michael Appling Jr.
    Joseph E. Canon
    Arthur L. French
    J. Kevin Griffin
    John E. Jackson

        Our Board of Directors considered certain portfolio investments and other transactions in which our independent directors may have had a direct or indirect interest, including the transactions described under the heading "Certain Relationships and Related Transactions", in evaluating each director's independence under the 1940 Act and applicable listing standards of the New York Stock Exchange, and the Board of Directors determined that no such transaction would impact the ability of any director to exercise independent judgment or impair his independence.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our President and Chief Executive Officer and as the Chairman of our Board of Directors. As our President and Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's President and Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the President and Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman, President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board is to oversee the development of strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman, President and Chief Executive Officer, together with a Lead Independent Director as described below, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met six times and acted by unanimous written consent seven times during 2013. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2013, and five directors attended the 2013 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table. With the addition of Mr. Jackson as a fifth independent director in 2013, the Board is considering revising the committee appointments after the election of directors at the Annual Meeting to more evenly distribute the responsibilities and workload.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	Chair		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French	☒	Chair
J. Kevin Griffin	Deputy Chair	☒	☒
John E. Jackson	☒

        Audit Committee.    During the year ended December 31, 2013, the Audit Committee met four times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our debt and equity investments, and other financial investments, that are not publicly traded or for which current market values are not readily available. The current members of the Audit Committee are Messrs. Appling, Canon, French, Griffin and Jackson. Our Board of Directors has determined that each of Messrs. Appling, Canon, Griffin and Jackson is an "Audit Committee financial expert" as defined by the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2013, the Compensation Committee met four times and acted by unanimous written consent twice. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee director does not vote with respect to his compensation. The current members of the Compensation Committee are Messrs. Canon, French and Griffin.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2013, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees. The current members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Griffin.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2013, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Transactions—Transactions with Related Persons", except as disclosed therein. No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2013 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse experience and viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this prospectus were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2013 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash(3)	Stock Awards(4)	Total
Arthur L. French	$155,000	$29,999	$184,999
Michael Appling Jr.	145,000	29,999	174,999
Joseph E. Canon	135,000	29,999	164,999
J. Kevin Griffin(1)	145,000	29,999	174,999
John E. Jackson(2)	106,507	30,008	136,515

(1)
In addition to his normal board and committee fees, Mr. Griffin was paid a $10,000 fee related to a special project performed at the request of the Board of Directors in his capacity as a member of the Board, which amount is included in the table above.

(2)
Mr. Jackson was appointed to the Board on August 6, 2013 to fill the vacancy created by Todd A. Reppert's retirement.

(3)
The following non-employee directors elected to defer a portion of their 2013 annual cash retainers in the form of phantom stock units under the Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Deferred Compensation Plan"):

Name	2013 Cash Deferred	Phantom Stock Units Credited for 2013 Deferral	Total Phantom Stock Units at December 31, 2013
Arthur L. French	$50,000	1,830.83	1,915.29
Michael Appling Jr.	50,000	1,830.83	1,915.29
Joseph E. Canon	50,000	1,830.83	1,915.29
J. Kevin Griffin	75,000	2,746.25	2,872.93
John E. Jackson	50,000	1,619.17	1,665.47
(4)
Each of Messrs. French, Appling, Canon and Griffin received an award of 1,076 restricted shares on June 13, 2013, and Mr. Jackson received an award of 980 restricted shares on August 6, 2013, each under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on May 28, 2014, the day before the Annual Meeting, provided that the grantee has been in continuous service as a member of the Board through such date. These amounts represent the grant date fair value of the 2013 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of Messrs. French, Appling, Canon and Griffin had 1,076, and Mr. Jackson had 980, unvested shares of restricted stock outstanding as of December 31, 2013. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

        The compensation for non-employee directors for 2013 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $125,000, and an additional $20,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:

  •
  the chair of the Audit Committee: $20,000;

  •
  the deputy chair of the Audit Committee: $10,000;

  •
  the chair of the Compensation Committee: $10,000; and

  •
  the chair of the Nominating and Corporate Governance Committee: $10,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director receives a number of shares equivalent to $30,000 worth of shares based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which are shares are then listed) on the date of grant. Forfeiture provisions will lapse as to an entire award at the end of the one-year term.

        The Non-Employee Deferred Compensation Plan, adopted in 2013, allows each non-employee director, at his option, to defer all or a portion of the cash fees paid for his services as a director until his exit from the Board of Directors. A director's plan account is credited with phantom Main Street stock units with a total value equal to the amount of cash fees deferred and with hypothetical dividends paid on such phantom stock units by crediting additional phantom stock units to the account. The non-employee director will be distributed actual Main Street common shares for the number of phantom stock units in his deferred account within 90 days from his termination of service as a director.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Control Persons and Principal Stockholders".

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2013 compensation of Main Street's Named Executive Officers, or NEOs, for 2013, who were:

  •
  Vincent D. Foster, Chairman, President and Chief Executive Officer;

  •
  Dwayne L. Hyzak, Chief Financial Officer and Senior Managing Director;

  •
  Curtis L. Hartman, Chief Credit Officer and Senior Managing Director;

  •
  David L. Magdol, Chief Investment Officer and Senior Managing Director;

  •
  Jason B. Beauvais, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; and

  •
  Todd A. Reppert (the Company's former Executive Vice Chairman).

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the Company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

  •
  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

  •
  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

        The Compensation Committee has engaged Deloitte Consulting LLP ("Deloitte") as an independent compensation consultant to assist the Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. The compensation consultant was hired by and reports directly to the Compensation Committee. Although the compensation consultant may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The total amount of fees paid or to be paid to Deloitte for compensation consulting services during fiscal 2013 was approximately $71,115.

        During fiscal 2013, the Company's management also retained Deloitte and its affiliates to provide certain other services to the Company. These other services included (i) tax services and other tax-related services and (ii) portfolio valuation consulting services. The total amount paid or to be paid for such services (excluding the services as consultant to the Compensation Committee as discussed above) to Deloitte and its affiliates during fiscal 2013 was approximately $384,184. Deloitte was engaged directly by management to provide these other services and, accordingly, Deloitte's engagement for these other services was not formally approved by the Board of Directors or by the Compensation Committee. The Compensation Committee believes that, given their nature and scope, these additional services did not raise a conflict of interest and did not impair Deloitte's ability to provide independent advice to the Compensation Committee concerning executive compensation matters. In making this determination, the Compensation Committee considered, among other things, the following factors when selecting Deloitte to provide compensation consulting services: (i) the types of non-compensation services provided by Deloitte, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte's total revenues for the period, (iii) Deloitte's policies and procedures concerning conflicts of interest, (iv) Deloitte's representatives who advise the Compensation Committee do not provide any non-compensation related services to the Company, (v) there are no other business or personal relationships between the Company's management or members of the Compensation Committee, on the one hand, and any Deloitte representatives who provide compensation consulting services to the Company, on the other hand, and (vi) neither Deloitte nor any of the Deloitte representatives who provide compensation services to the Company own any common stock or other securities of the Company.

Assessment of Market Data

        In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards to other internally managed BDCs like Main Street, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none of them are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustainable financial performance coupled with reasonable, long-term stockholders' returns as well as proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. The Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is relatively more focused on Main Street results rather than the performance of other comparable companies or industry comparisons.

Executive Compensation Components

        For 2013, the components of Main Street's direct compensation program for NEOs included:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of his position, the level of the individual's responsibility, the Company's ability to replace the individual, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Bonus opportunities for the NEOs are determined by the Compensation Committee on a discretionary basis and are based on performance criteria, particularly the company's dividend performance as well as corporate and individual performance goals and measures set by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board of Directors and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Options.    The Compensation Committee may grant stock options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the Company attaining specified performance levels. To date, the Committee has not granted stock options to any NEO.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. The Committee's normal practice has been to have restricted stock awards for NEOs vest over a four year time frame in equal increments based on continued service during the vesting period.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical and dental insurance, vision care, business travel insurance and short term disability coverage as well as long term disability insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is generally a 100% match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,475 during 2013. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to employee 401(k) plan accounts, which would vest on the same basis as other employer contributions.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments Upon Change in Control

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the Company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the Company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose appointment or election to the Board of Directors was approved by a vote of at least two thirds of the Continuing Directors then comprising the Board of Directors, cease to constitute at least a majority of the Board.

        The number of shares and value of restricted stock for the NEOs as of December 31, 2013 that would have vested under the acceleration scenarios described above is shown under the caption entitled "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End."

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. However, the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Stockholder Advisory Vote on Executive Compensation

        At our 2011 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 95% of the votes cast approving our compensation philosophy, policies and procedures and the 2010 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2013 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2013, is consistent with the overall objectives of Main Street's executive compensation program.

  Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2013, the Compensation Committee approved base salary increases for each NEO, except for Mr. Reppert, in recognition of NEO and Company performance for the year and also to more closely align their compensation with similar executive officers of comparative companies. The decrease in Mr. Reppert's base salary was, in part, due to his change in role at the Company beginning in October 2012 and, in part, due to his retirement as Executive Vice Chairman of Main Street and as a member of the Board of Directors on August 6, 2013.

        The amount of annual base salary paid to each NEO for 2013 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that the salary changes and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee on a discretionary basis. The Committee considered performance achievements in the determination of cash bonuses for 2013, including company performance and the personal performance of each individual. The performance goals used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2013 in recognition of the Company's excellent performance, as well as each individual NEO's accomplishments and contribution to the Company's performance. Company performance criteria included total shareholder return versus comparable companies and the market in general, increased dividend per share payout, increased net asset value per share and increased distributable net investment income per share, the net appreciation and growth of the investment portfolio and maintenance and improvement of a relatively low total operating cost structure among comparable companies. In summary, the performance of individual NEOs and the management team overall was at a consistent high level resulting in outstanding financial results.

        The amount of cash bonus paid to each NEO for 2013 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2013 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2013 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company and to provide competitive total direct compensation. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of various strategic initiatives with benefits beyond the current year, development of various capital structure alternatives and enhancement of the Company's reputation with key constituents. The amount of restricted shares granted to each NEO in 2013 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2014, which will be awarded in June 2014. Restricted stock grants to NEOs under the 2008 Equity Incentive Plan generally vest ratably over four years from the grant date.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes the compensation of our Named Executive Officers, or NEOs, for the fiscal year ended December 31, 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(1)(2)	Stock Awards(3)	All Other Compensation(4)	Total
Vincent D. Foster	2013	$490,000	$1,000,000	$1,232,876	$11,475	$2,734,351
Chairman, President and	2012	470,500	1,000,000	574,688	11,250	2,056,438
Chief Executive Officer	2011	453,074	793,450	438,756	11,025	1,696,305
Dwayne L. Hyzak	2013	$332,500	$545,000	$972,076	$11,475	$1,861,051
Chief Financial Officer and	2012	307,500	600,000	377,409	11,250	1,296,159
Senior Managing Director	2011	259,290	464,250	218,877	10,963	953,380
Curtis L. Hartman	2013	$296,250	$365,000	$777,645	$11,475	$1,450,370
Chief Credit Officer and	2012	282,500	425,000	304,446	11,250	1,023,196
Senior Managing Director	2011	250,956	409,750	218,877	10,754	890,337
David L. Magdol	2013	$296,250	$440,000	$853,526	$11,475	$1,601,251
Chief Investment Officer and	2012	282,500	425,000	304,446	11,250	1,023,196
Senior Managing Director	2011	250,956	371,250	218,877	10,754	851,837
Jason B. Beauvais	2013	$280,000	$320,000	$331,925	$11,475	$943,400
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Todd A. Reppert(5)	2013	$123,231	$—	$744,460	$196,959	$1,064,650
Former Executive	2012	313,550	600,000	416,666	11,250	1,341,466
Vice Chairman	2011	336,121	558,150	295,984	11,025	1,201,280

(1)
All salaries and cash bonuses are paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)
These amounts reflect annual cash bonuses earned by the NEOs based on individual and corporate performance as determined by the Compensation Committee.

(3)
These amounts represent the grant date fair value of stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(4)
These amounts reflect employer matching contributions of $11,475 we made to each NEO's account in our 401(k) Plan. In addition, in relation to Mr. Reppert's retirement from Main Street on August 6, 2013, the Company entered into a Management Agreement with Mr. Reppert to provide non-employee management services for Main Street's wholly owned Small Business Investment Company funds until certain regulatory approvals could be obtained. Mr. Reppert was paid $185,484 under the Management Agreement from August 6, 2013 through December 20, 2013, when the agreement was mutually terminated.

(5)
Mr. Reppert retired as Executive Vice Chairman of Main Street and as a member of the Board of Directors on August 6, 2013.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2013:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	June 20, 2013	45,883	$1,232,876
Dwayne L. Hyzak	June 20, 2013	36,177	972,076
Curtis L. Hartman	June 20, 2013	28,941	777,645
David L. Magdol	June 20, 2013	31,765	853,526
Jason B. Beauvais	June 20, 2013	12,353	331,925
Todd A. Reppert	June 20, 2013	27,706	744,460

(1)
Restricted stock grants to NEOs under the 2008 Equity Incentive Plan generally vest ratably over four years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2013:

	Stock Awards
Name	Number of Shares of Stock that have not Vested(1)		Market Value of Shares of Stock that have not Vested(2)
Vincent D. Foster	83,580	(3)	$2,732,230
Dwayne L. Hyzak	58,486	(4)	1,911,907
Curtis L. Hartman	48,943	(5)	1,599,947
David L. Magdol	51,767	(6)	1,692,263
Jason B. Beauvais	25,328	(7)	827,972
Todd A. Reppert	—		—

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 31, 2013.

(3)
23,547 shares will vest on June 20, 2014; 7,485 will vest on July 1, 2014; 23,549 shares will vest on June 20, 2015; 17,528 shares will vest on June 20, 2016; and 11,471 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
16,025 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 16,026 shares will vest on June 20, 2015; 13,022 shares will vest on June 20, 2016; and 9,045 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
13,447 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 13,448 shares will vest on June 20, 2015; 10,444 shares will vest on June 20, 2016; and 7,236 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
14,153 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 14,154 shares will vest on June 20, 2015; 11,150 shares will vest on June 20, 2016; and 7,942 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
7,480 shares will vest on June 20, 2014; 1,370 will vest on July 1, 2014; 7,479 shares will vest on June 20, 2015; 5,910 shares will vest on June 20, 2016; and 3,089 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2013:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)		Value Realized on Vesting(2)
Vincent D. Foster	27,459		$746,130
Dwayne L. Hyzak	13,867		376,325
Curtis L. Hartman	12,581		341,491
David L. Magdol	12,581		341,491
Jason B. Beauvais	7,020		190,047
Todd A. Reppert	74,850	(3)	2,225,541

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy its tax withholding obligations by having the Company withhold a portion of its vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

(3)
In normal course, Mr. Reppert acquired 19,253 shares upon vesting in 2013 for a realized value of $523,161. In addition, in recognition of his valuable service to Main Street as an officer and director since its inception and in exchange for certain non-compete obligations, the Board of Directors accelerated the vesting of the 55,597 remaining unvested shares of restricted stock previously granted to Mr. Reppert under our 2008 Equity Incentive Plan in connection with his resignation from Main Street on August 6, 2013 for an additional realized value of $1,702,380.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We co-invested with Main Street Capital II, LP ("MSC II") in several existing portfolio investments prior to our initial public offering (the "IPO"), but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. The co-investments among us and MSC II were all made at the same time and on the same terms and conditions. The co-investments were also made in accordance with Main Street Capital Partners, LLC's conflicts policy and in accordance with the applicable SBIC conflict of interest regulations. MSC II is managed by Main Street Capital Partners, LLC, and Main Street Capital Partners, LLC is wholly owned by us. MSC II is an SBIC fund with similar investment objectives to us and which began its investment operations in January 2006.

        In January 2010, we acquired (i) 87.7% of the total dollar value of partnership interests in MSC II in exchange for shares of our common stock and (ii) 100% of the membership interest in MSC II's general partner for no consideration (the "Exchange Offer Transactions"). MSC II's general partner owns 0.4% of the total dollar value of the partnership interests in MSC II as its general partner. Subsequent to the Exchange Offer Transactions, we acquired an additional 0.5% of the total dollar value of partnership interests in MSC II in exchange for shares of the Company's common stock based on the same formula used in the Exchange Offer Transactions.

        In February 2012, we acquired an additional 8.5% of the total dollar value of partnership interests of MSC II in exchange for shares of our common stock, including an aggregate of 4.9% from (i) six of our executive officers, Messrs. Foster, Reppert, Hyzak, Hartman, Magdol and Stout and entities controlled by them, and (ii) two of our directors, Messrs. Canon and French, in accordance with the terms and conditions of an exemptive relief order the Company received from the SEC for such transaction (such purchases from our executive officers and directors and entities controlled by them, collectively, the "Affiliate Purchases"). In accordance with the SEC exemptive relief order, and as approved by our Board of Directors, our officers and directors and entities controlled by them received an aggregate 98,632 shares of our common stock with an approximate value of $2.3 million on the date of the transaction in exchange for their partnership interests in MSC II, including (i) Mr. Foster who received 62,010 shares of our common stock with an approximate value of $1.4 million, (ii) Mr. Reppert and an entity controlled by him who received an aggregate 10,878 shares of our common stock with an approximate value of $0.3 million, and (iii) Mr. Canon who received 9,064 shares of our common stock with an approximate value of $0.2 million. Messrs. Hyzak, Hartman, Magdol, Stout and French, or entities controlled by them, each received shares of our common stock valued at less than $120,000 in the Affiliate Purchases. In March 2012, we acquired an additional 3.0% of the total dollar value of partnership interests of MSC II from limited partners not affiliated with us in exchange for shares of our common stock. Including partnership interests acquired in February and March of 2012, we own 100% of the total dollar value of partnership interests in MSC II, including through our 100% ownership of the membership interest in MSC II's general partner.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 12, 2014. Percentage of beneficial ownership is based on 39,913,794 shares of common stock outstanding as of March 12, 2014.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	64,737	(1)	*
Joseph E. Canon	34,483	(2)	*
Arthur L. French	36,339	(3)	*
J. Kevin Griffin	9,332	(4)	*
John E. Jackson	3,699	(5)
Interested Directors:
Vincent D. Foster	1,437,332	(6)	3.60%
Executive Officers:
Dwayne L. Hyzak	225,699		*
Curtis L. Hartman	182,653		*
David L. Magdol	230,429		*
Rodger A. Stout	136,673		*
Jason B. Beauvais	48,635		*
Shannon D. Martin	8,377		*
All Directors and Executive Officers as a Group (12 persons)	2,418,388		6.06%

*
Less than 1%

(1)
Includes 1,934 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(2)
Includes 1,934 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(3)
Includes 33,329 shares of common stock held by Flying F, LLC, which are beneficially owned by Mr. French, and 1,934 phantom stock units received under the Non-Employee

  Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(4)
Includes 2,900 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(5)
Includes 1,681 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(6)
Includes 11,637 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 3,300 shares and 3,229 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

        The Board of Directors has established stock ownership guidelines pursuant to which independent directors and the Chief Executive Officer, President, Chief Financial Officer and other NEOs are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website.

        Our insider trading policy prohibits our directors, officers and employees from holding shares of our common stock or other securities issued by us in a margin account or pledging any such securities as collateral for a loan except in limited cases with the pre-approval of our chief compliance officer.

        The following table sets forth, as of March 12, 2014, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
J. Kevin Griffin	over $100,000
John E. Jackson	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on a stock price of $34.70 per share as of March 12, 2014.

(3)
The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value (NAV) per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

        We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders, and we are not seeking such authorization at our 2014 Annual Meeting of Stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share.

This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        The share requirements of our dividend reinvestment plan may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the plan administrator. Newly-issued shares will be valued based upon the final closing price of our common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the dividend reinvestment plan requirements will be valued based upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

DESCRIPTION OF COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of March 12, 2014:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	39,913,794

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        We are not currently subject to the Control Share Act since our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC permits us to do so after we determine that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the title of such subscription rights;

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  the exercise price or a formula for the determination of the exercise price for such subscription rights;

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  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable;

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  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  whether the debt securities are secured and the terms of any security interests;

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  the listing, if any, on a securities exchange; and

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  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

  Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this "Description of Our Debt Securities", we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

  Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

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  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

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  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Special Situations when a Global Security will be Terminated

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

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  We do not pay interest on a debt security of the series within 30 days of its due date;

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  We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

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  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

  •
  Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  We must deliver certain certificates and documents to the trustee; and

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "Indenture Provisions—Subordination" below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

  Full Defeasance

        If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under "Indenture Provisions—Subordination," such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:

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  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Designated Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 DESCRIPTION OF OUR UNITS

        The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

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  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

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  a description of the terms of any unit agreement governing the units;

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  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

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  whether the units will be issued in fully registered or global form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

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  A citizen or individual resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

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  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") commencing October 2, 2007. As a RIC, we generally do not have to pay corporate level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short term capital gains over realized net long term capital losses, and 90% of our tax exempt income (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax based on

98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries, for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass through" entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for generally accepted accounting principles in the United States of America ("U.S. GAAP") purposes and are included in our Consolidated Financial Statements, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio investments. The income tax expense, or benefit, if any, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        In order to comply with the 90% Income Test, we also elected that each of the Investment Managers is a taxable entity. Absent the taxable status of the Investment Managers, the gross income from the Investment Managers would flow directly to us for purposes of the 90% Income Test. Since such income would likely not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. The Internal Investment Manager is consolidated with Main Street for U.S. GAAP purposes and included in our Consolidated Financial Statements, while the External Investment Manager is accounted for as a portfolio investment for U.S. GAAP purposes. The Investment Managers are not consolidated with MSCC for income tax purposes and may generate income tax expense as a result of their operating activities. Beginning April 1, 2013, the Internal Investment Manager is included in our consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants) and debt securities invested in at a discount to par, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Any distributions made consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock) or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0% (plus the 3.8% Medicare surtax discussed below, if applicable). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20.0% (plus the 3.8% Medicare surtax, if applicable) maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% (plus the 3.8% Medicare surtax, if applicable) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare surtax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

        We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For taxable years prior to January 1, 2014, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. This special exemption from withholding tax on certain distributions expired on January 1, 2014. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2014, or whether any of our distributions would be reported as eligible for this special exemption from withholding tax even if extended. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends received after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. If we were subject to tax on all of our taxable income at regular corporate rates, then distributions we make after being subject to such tax would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the maximum 20.0% rate (plus a 3.8% Medicare surtax, if applicable) applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

  Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high- quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non- voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation,

"—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Funds, including the $200.2 million of currently outstanding debt related to their participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We did not seek approval from our stockholders to authorize us to sell shares of our common stock below the then current net asset value per share of our common stock at our 2013 annual meeting of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock, and we are not seeking such approval at our 2014 annual meeting of stockholders for the same reason. On June 17, 2008, our stockholders approved a proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Web site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Other 1940 Act Regulations

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

  Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, MSMF became a wholly owned subsidiary of MSCC, and continues to hold its SBIC license. MSMF initially obtained its SBIC license in September 2002. As a part of the Exchange Offer Transactions, MSC II became a majority owned subsidiary of MSCC, and, as a part of the Final MSC II Exchange, MSC II became a wholly owned subsidiary of MSCC, and continues to hold the license it obtained in 2006.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Included in such limitations are SBA regulations which allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and are not subject to prepayment penalties. As of December 31, 2013, we, through the Funds, had $200.2 million of outstanding SBA-guaranteed debentures, which had an annual weighted average interest rate of approximately 3.8%.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

  Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

  Investment Adviser Regulations

        The External Investment Manager, which is wholly owned by us, is subject to regulation under the Advisers Act. The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. The External Investment Manager will be examined by the SEC from time to time for compliance with the Advisers Act.

PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $800,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our securities, preferred stock or debt securities. We may sell the securities through underwriters or dealers, "at the market" to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2013.

LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois, 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation) and subsidiaries ("the Company"), including the consolidated schedule of investments, as of December 31, 2013 and 2012 and the related consolidated statements of operations, changes in net assets and cash flows for each of three years in the period ended December 31, 2013 and the financial highlights (see Note I) for each of the five years in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2013 and 2012, by correspondence with the portfolio companies and custodians, or by other appropriate auditing procedures where replies where not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Main Street Capital Corporation and subsidiaries as of December 31, 2013 and 2012 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, and the financial highlights for each of the five years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 28, 2014, expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ GRANT THORNTON LLP

Houston, Texas
February 28, 2014

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	December 31, 2013	December 31, 2012
ASSETS
Portfolio investments at fair value:
Control investments (cost: $277,411 and $217,483 as of December 31, 2013 and 2012, respectively)	$356,973	$278,475
Affiliate investments (cost: $242,592 and $142,607 as of December 31, 2013 and 2012, respectively)	268,113	178,413
Non-Control/Non-Affiliate investments (cost: $643,068 and $456,975 as of December 31, 2013 and 2012, respectively)	661,102	467,543
Investment in affiliated Internal Investment Manager (cost: $2,668 as of December 31, 2012)	—	—

Total portfolio investments (cost: $1,163,071 and $819,733 as of December 31, 2013 and 2012, respectively)	1,286,188	924,431
Marketable securities and idle funds investments (cost: $14,885 and $28,469 as of December 31, 2013 and 2012, respectively)	13,301	28,535

Total investments (cost: $1,177,956 and $848,202 as of December 31, 2013 and 2012, respectively)	1,299,489	952,966
Cash and cash equivalents	34,701	63,517
Interest receivable and other assets	16,054	14,580
Deferred financing costs (net of accumulated amortization of $4,722 and $3,203 as of December 31, 2013 and 2012, respectively)	9,931	5,162

Total assets	$1,360,175	$1,036,225

LIABILITIES
SBIC debentures (par: $200,200 as of December 31, 2013 and $225,000 as of December 31, 2012, par of $75,200 and $100,000 is recorded at a fair value of $62,050 and $86,467 as of December 31, 2013 and 2012, respectively)	$187,050	$211,467
Credit facility	237,000	132,000
Notes payable	90,882	—
Payable for securities purchased	27,088	20,661
Accounts payable and other liabilities	10,549	4,527
Dividend payable	6,577	5,188
Deferred tax liability, net	5,940	11,778
Interest payable	2,556	3,562
Payable to affiliated Internal Investment Manager	—	4,066

Total liabilities	567,642	393,249
Commitments and contingencies (Note N)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 39,852,604 and 34,589,484 shares issued and outstanding as of December 31, 2013 and 2012, respectively)	398	346
Additional paid-in capital	694,981	544,136
Accumulated net investment income, net of cumulative dividends of $199,140 and $115,401 as of December 31, 2013 and 2012, respectively	22,778	35,869
Accumulated net realized gain from investments (accumulated net realized gain from investments of $17,115 before cumulative dividends of $43,449 as of December 31, 2013 and accumulated net realized gain from investments of $9,838 before cumulative dividends of $28,993 as of December 31, 2012)	(26,334)	(19,155)
Net unrealized appreciation, net of income taxes	100,710	81,780

Total net assets	792,533	642,976

Total liabilities and net assets	$1,360,175	$1,036,225

NET ASSET VALUE PER SHARE	$19.89	$18.59

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Twelve Months Ended December 31,
	2013	2012	2011
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$34,502	$24,752	$25,051
Affiliate investments	23,573	20,340	12,536
Non-Control/Non-Affiliate investments	57,083	43,766	27,458

Interest, fee and dividend income	115,158	88,858	65,045
Interest, fee and dividend income from marketable securities and idle funds	1,339	1,662	1,195

Total investment income	116,497	90,520	66,240
EXPENSES:
Interest	(20,238)	(15,631)	(13,518)
Compensation	(8,560)	—	—
General and administrative	(4,877)	(2,330)	(2,483)
Share-based compensation	(4,210)	(2,565)	(2,047)
Expenses reimbursed to affiliated Investment Manager	(3,189)	(10,669)	(8,915)

Total expenses	(41,074)	(31,195)	(26,963)

NET INVESTMENT INCOME	75,423	59,325	39,277
NET REALIZED GAIN (LOSS):
Control investments	8,669	(1,940)	407
Affiliate investments	981	16,215	781
Non-Control/Non-Affiliate investments	(2,705)	865	831
Marketable securities and idle funds investments	332	1,339	620
SBIC debentures	(4,775)	—

Total net realized gain (loss)	2,502	16,479	2,639

NET REALIZED INCOME	77,925	75,804	41,916
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	16,155	44,704	35,464
Marketable securities and idle funds investments	(1,652)	(240)	(475)
SBIC debentures	4,392	(4,751)	(6,329)
Investment in affiliated Investment Manager	—	(253)	(182)

Total net change in unrealized appreciation	18,895	39,460	28,478

INCOME TAXES:
Federal and state income, excise, and other taxes	(3,556)	(2,818)	(553)
Deferred taxes	3,591	(8,002)	(5,735)

Income tax benefit (provision)	35	(10,820)	(6,288)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	96,855	104,444	64,106
Noncontrolling interest	—	(54)	(1,139)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$96,855	$104,390	$62,967

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$2.06	$2.01	$1.69

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$2.13	$2.56	$1.80

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$2.65	$3.53	$2.76

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$1.86	$1.71	$1.56
Supplemental dividends	0.80	—	—

Total	$2.66	$1.71	$1.56

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	36,617,850	29,540,114	22,850,299
			.

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

	Common Stock				Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2010	18,797,444	$188	$224,485	$9,262	$(20,542)	$32,142	$245,535	$4,448	$249,983
Public offering of common stock, net of offering costs	7,475,000	75	127,699	—	—	—	127,774	—	127,774
Share-based compensation	—	—	2,047	—	—	—	2,047	—	2,047
Purchase of vested stock for employee payroll tax withholding	(32,725)		(674)				(674)		(674)
Dividend reinvestment	348,695	3	6,608	—	—	—	6,611	—	6,611
Issuance of restricted stock	125,970	1	(1)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110)	(110)
Dividends to stockholders	—	—	—	(36,008)	(2,541)	—	(38,549)	—	(38,549)
Net increase resulting from operations	—	—	—	39,277	2,638	22,191	64,106	—	64,106
Noncontrolling interest	—	—	—	—	—	(1,139)	(1,139)	1,139	—

Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188

Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
Public offering of common stock, net of offering costs	7,187,500	72	169,874	—	—	—	169,946	—	169,946
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330	(5,417)	(87)
Adjustment to investment in Internal Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	2,565	—	—	—	2,565	—	2,565
Purchase of vested stock for employee payroll tax withholding	(43,503)	—	(1,096)	—	—	—	(1,096)	—	(1,096)
Dividend reinvestment	349,960	3	8,919	—	—	—	8,922	—	8,922
Issuance of restricted stock	151,509	2	(2)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(35,987)	(15,189)	—	(51,176)	—	(51,176)
Net increase resulting from operations	—	—	—	59,325	16,479	28,640	104,444	—	104,444
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976	$—	$642,976

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976	$—	$642,976
Public offering of common stock, net of offering costs	4,600,000	46	$131,407	—	—	—	131,453	—	131,453
Share-based compensation	—	—	4,210	—	—	—	4,210	—	4,210
Purchase of vested stock for employee payroll tax withholding	(62,025)	(1)	(1,764)	—	—	—	(1,765)	—	(1,765)
Dividend reinvestment	433,218	4	13,622	—	—	—	13,626	—	13,626
Amortization of directors' deferred compensation	—	—	138	—	—	—	138	—	138
Issuance of restricted stock	275,145	3	(3)	—	—	—	—	—	—
Tax benefit related to vesting of restricted shares	—	—	620	—	—	—	620	—	620
Forfeited shares of terminated employees	(1,343)	—	—	—	—	—	—	—	—
Consolidation of Internal Investment Manager	—	—	2,037	—	—	—	2,037	—	2,037
Issuances of common stock	18,125	—	578	—	—	—	578	—	578
Dividends to stockholders	—	—	—	(83,739)	(14,456)	—	(98,195)	—	(98,195)
Net increase resulting from operations	—	—	—	70,648	7,277	18,930	96,855	—	96,855

Balances at December 31, 2013	39,852,604	398	$694,981	22,778	(26,334)	100,710	792,533	—	792,533

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	Twelve Months Ended December 31,
	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$96,855	$104,444	$64,106
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in portfolio companies	(767,457)	(639,776)	(358,889)
Proceeds from sales and repayments of debt investments in portfolio companies	446,042	400,017	158,101
Proceeds from sale of equity investments in portfolio companies	18,991	35,106	2,131
Investments in marketable securities and idle funds investments	(54,011)	(14,379)	(33,470)
Proceeds from marketable securities and idle funds investments	51,662	34,504	11,665
Net change in unrealized appreciation	(18,895)	(39,460)	(28,478)
Net realized (gain) loss	(2,502)	(16,479)	(2,639)
Accretion of unearned income	(10,881)	(12,409)	(6,842)
Payment-in-kind interest	(5,041)	(4,425)	(2,321)
Cumulative dividends	(1,377)	(315)	(1,651)
Share-based compensation expense	4,210	2,565	2,047
Amortization of deferred financing costs	1,519	1,036	662
Deferred taxes	(3,591)	8,002	5,735
Changes in other assets and liabilities:
Interest receivable and other assets	87	2,681	(2,163)
Interest payable	(1,006)	(422)	789
Payable to affiliated Internal Investment Manager	(3,960)	(765)	4,816
Accounts payable and other liabilities	5,137	1,941	998
Deferred fees and other	3,512	2,475	2,098

Net cash used in operating activities	(240,706)	(135,659)	(183,305)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	131,453	169,946	127,773
Proceeds from public offering of 6.125% Notes	92,000	—	—
Repurchases of 6.125% Notes	(1,108)	—	—
Dividends paid to stockholders	(83,180)	(39,922)	(28,330)
Proceeds from issuance of SBIC debentures	39,000	21,000	40,000
Repayments of SBIC debentures	(63,800)	(16,000)	—
Proceeds from credit facility	460,000	311,000	220,000
Repayments on credit facility	(355,000)	(286,000)	(152,000)
Payment of deferred loan costs and SBIC debenture fees	(6,288)	(2,201)	(2,287)
Other	(1,187)	(1,297)	(1,535)

Net cash provided by financing activities	211,890	156,526	203,621

Net increase (decrease) in cash and cash equivalents	(28,816)	20,867	20,316
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	63,517	42,650	22,334

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$34,701	$63,517	$42,650

Supplemental cash flow disclosures:
Interest Paid	$19,760	$15,017	$12,067
Taxes paid	$2,431	$798	$194
Non-cash financing activities:
Shares issued pursuant to the DRIP	$13,627	$8,922	$6,611

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Control Investments(5)

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,500	3,434	3,434
		Member Units (Fully diluted 48.4%)		1,500	1,500

				4,934	4,934

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,581	14,750
		Common Stock (Fully diluted 42.9%)		6,220	8,850

				20,801	23,600

Café Brazil, LLC	Casual Restaurant Group
		Member Units (Fully diluted 69.0%)(8)		1,742	6,770

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,973	8,103
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,343	13,043

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	16,700

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,586	3,586
		Member Units (Fully diluted 65.0%)		5,273	1,190
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,017	1,017	1,017
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100.0%)(8)		625	1,060

				14,501	10,853

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,800	5,693	5,693
		Member Units (Fully diluted 32.0%)		1,200	1,200

				6,893	6,893

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	13,220

				3,899	14,139

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	4,896	4,659	4,896
		Preferred Stock (8% cumulative)(8)		1,167	1,167
		Common Stock (Fully diluted 34.4%)		718	1,340

				6,544	7,403

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	440
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	2,050

				1,804	2,490

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 95.9%)(8)		7,095	13,720

IDX Broker, LLC	Provider of Marketing and CRM Tools for Real Estate
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,467	10,467
		Member Units (Fully diluted 63.9%)		5,029	5,029

				15,496	15,496

Impact Telecom, Inc.	Telecommunications Services
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,568	1,568
		13% Secured Debt (Maturity—May 31, 2018)	22,500	14,690	14,690
		Warrants (Fully diluted 40.0%)		8,000	8,760

				24,258	25,018

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,550	3,483	3,550
		Warrants (Fully diluted 30.1%)		1,129	2,200

				4,612	5,750

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75%, Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,255	4,193	4,255
		Member Units (Fully diluted 60.8%)(8)		811	3,310

				5,004	7,565

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,676	1,676	1,676
		Preferred Stock (non-voting)		459	470
		Warrants (Fully diluted 7.1%)		54	30
		Common Stock (Fully diluted 70.0%)		100	250

				2,289	2,426

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,076	10,076
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,826	13,826

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	972	972	972
		Member Units (Fully diluted 54.0%)(8)		1,132	8,280
		Member Units (Mid-Columbia Real Estate, LLC)		250	440
		(Fully diluted 50.0%)(8)

				8,004	15,342

MSC Adviser I, LLC	Investment Adviser
		Member Units (Fully diluted 100.0%)		—	1,064

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 1, 2015)(9)	2,750	2,703	2,750
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,893	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,418	4,468
		Member Units (Fully diluted 44.0%)(8)		2,975	5,920

				12,989	16,061

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,394	4,226	4,226
		Warrants (Fully diluted 12.5%)		252	440
		Member Units (Fully diluted 24.8%)		500	870

				4,978	5,536

NRP Jones, LLC	Manufacturer of
	Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,382	12,100
		Warrants (Fully diluted 12.2%)		817	1,420
		Member Units (Fully diluted 43.2%)(8)		2,900	5,050

				15,099	18,570

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		15% Secured Debt (Maturity—January 6, 2016)	4,791	4,760	4,791
		Member Units (Fully diluted 43.7%)(8)		1,250	4,860

				6,010	9,651

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,827	7,860
		Common Stock (Fully diluted 51.1%)		2,150	7,990

				9,977	15,850

Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	3,506	3,070	3,506
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	4,674	4,617	4,656
		Warrants (Fully diluted 14.6%)		1,200	2,620
		Member Units (Fully diluted 22.6%)(8)		1,863	4,180

				10,750	14,962

River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	421	421
		Member Units (Fully diluted 38.3%)		1,150	—
		Member Units (RA Properties, LLC) (Fully diluted 50.0%)		369	369

				2,440	1,290

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,239	11,239
		Member Units (Fully diluted 50.2%)		1,680	1,680
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,204	3,204
		Member Units (Southern RV Real Estate, LLC) (Fully diluted 55.69%)		480	480

				16,603	16,603

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—July 1, 2014)	1,079	1,079	880
		6% Current / 6% PIK Secured Debt (Maturity—July 1, 2014)	5,639	5,639	4,600
		Warrants (Fully diluted 52.3%)		1,096	—

				7,814	5,480

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	9,200	9,025	9,025
		Member Units (Fully diluted 65.5%)		7,100	7,100

				16,125	16,125

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	2,175	2,175	2,175
		Member Units (Fully diluted 42.8%)(8)		1,113	3,730

				3,288	5,905

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,158	3,158
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	1,510
		Common Stock (Fully diluted 19.1%)		3,706	—

				9,864	4,668

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2018)(9)	1,000	1,000	1,000
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,449	5,449	4,820
		Warrants (Fully diluted 46.6%)		600	—

				7,049	5,820

Subtotal Control Investments (27.5% of total investments at fair value)				277,411	356,973

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Affiliate Investments(6)

American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	10,100

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,799	4,799
		Warrants (Fully diluted 7.5%)		200	530

				4,999	5,329

Buffalo Composite Materials Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (Fully diluted 23.1%)		2,035	2,035

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		12% Secured Debt (Maturity—July 31, 2018)	3,750	3,750	3,750
		Warrants (Fully diluted 15.0%)(8)		100	540

				3,850	4,290

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		22,060	22,692
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)		4,128	4,128

				26,188	26,820

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,206	19,828	19,828
		Common Stock (Fully diluted 12.6%)		4,642	11,689

				24,470	31,517

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 27.69%)		1,269	1,269
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 9.14%)		403	403

				1,672	1,672

East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	450

Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)		1,618	1,618

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,165	11,747	10,550
		Warrants (Fully diluted 22.5%)		400	—

				12,147	10,550

Glowpoint, Inc.	Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	300	294	294
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,892	8,892
		Common Stock (Fully diluted 21.8%) (GP Investment Holdings, LLC)		3,800	10,235

				12,986	19,421

Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	9,160

Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	7,800	7,394	7,800
		Preferred Equity (8% cumulative)(8)		1,832	1,832
		Warrants (Fully diluted 10.6%)		459	470
		Member Units (Fully diluted 12.1%)(8)		1	530

				9,686	10,632

Integrated Printing Solutions, LLC	Specialty Card Printing
		8% PIK Secured Debt (Maturity—January 31, 2014)(14)	750	750	750
		13% PIK Secured Debt (Maturity—September 23, 2016)(14)	12,500	11,918	8,365
		Preferred Equity (Fully diluted 11.0%)		2,000	—
		Warrants (Fully diluted 8.0%)		600	—

				15,268	9,115

irth Solutions, LLC	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	3,300

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,927	9,000
		Member Units (Fully diluted 17.5%)(8)		341	5,740

				9,268	14,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% PIK Secured Debt (Maturity—June 30, 2014)	2,330	1,788	1,788
		Preferred Stock (7% cumulative) (Fully diluted 3.6%)(8)		1,815	2,602
		Warrants (Fully diluted 14.2%)		1,787	370

				5,390	4,760

OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)		1,371	4,971

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,449	4,376	4,449
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,847	3,311

				6,223	7,760

Quality Lease and Rental Holdings, LLC	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)	37,350	36,843	20,000
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	—

				39,343	20,000

Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,626	3,626
		Warrants (Fully diluted 24.0%)		758	—

				4,384	3,626

Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,453	11,325	11,453
		Common Stock (Fully diluted 19.4%)		1,707	4,510

				13,032	15,963

Spectrio LLC	Audio Messaging Services
		LIBOR Plus 7.50%, Current Coupon 8.50%, Secured	17,878	17,504	17,878
		Debt (Maturity—November 19, 2018)
		Warrants (Fully diluted 9.8%)		887	3,850

				18,391	21,728

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,238	4,238
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,414	1,414
		Member Units (Fully diluted 10.8%)		1,036	740

				6,688	6,392

Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,185	6,082	6,082
		Class A Member Units (Fully diluted 16.3%)		2,900	3,270

				8,982	9,352

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	11,000	10,785	10,785
		Class C Preferred Member Units (10% cumulative) (Fully diluted 10.0%)(8)		2,027	2,027

				12,812	12,812

Subtotal Affiliate Investments (20.6% of total investments at fair value)				242,592	268,113

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Non-Control/Non-Affiliate Investments(7)

ABG Intermediate Holdings 2, LLC(11)	Trademark Licensing of Clothing
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	7,500	7,463	7,463

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00%, Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	5,000	4,952	5,076

Alvogen Pharma US, Inc.(11)	Pharmaceutical Company Focused on Generics
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—May 23, 2018)(9)	1,966	1,938	1,996

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,850	2,775	2,501

AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	22,500	22,320	22,320
		Common Stock (Fully diluted 3.2%)		2,000	2,000

				24,320	24,320

American Beacon Advisors Inc.(11)	Provider of Sub-Advised Investment Products
		LIBOR Plus 3.75%, Current Coupon 4.75%, Secured Debt (Maturity—November 22, 2019)(9)	6,500	6,436	6,534

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,960	6,050

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—June 29, 2018)(9)	4,938	4,799	4,975

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	6,965	6,900	7,078

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ancile Solutions, Inc.(11)	Provider of eLearning Solutions
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—July 15, 2018)(9)	9,628	9,571	9,652

Answers Corporation(11)	Consumer Internet Search Services Provider
		LIBOR Plus 5.50%, Current Coupon 6.50%, Secured Debt (Maturity—December 20, 2018)(9)	8,500	8,415	8,436

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25%, Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	7,000	6,790	6,913

Apria Healthcare Group, Inc.(11)	Provider of Home Healthcare Equipment
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—April 6, 2020)(9)	5,473	5,441	5,500

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,953	5,878	5,864

Atkins Nutritionals Holdings II, Inc.(11)	Weight Management Food Products
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 2, 2019)(9)	1,985	1,985	2,010

B.J. Alan Company	Retailer and Distributor of Consumer Fireworks
		12.5% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,235	11,158	11,158

BBTS Borrower LP(11)	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019)(9)	6,948	6,883	7,013

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	5,413	5,375	5,399

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 6.50%, Current Coupon 7.50%, Secured Debt (Maturity—December 6, 2018)(9)	4,000	3,921	3,960

Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,063	6,983	7,063

Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	3,456	3,379	3,498
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	3,857	3,820	3,896

				7,199	7,394

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12.00% PIK Secured Debt (Maturity—September 30, 2014)	6,336	6,276	4,738
		Warrants (Fully diluted 1.5%)		17	—

				6,293	4,738

CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,197	4,163	4,244

Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	7,964	7,891	8,028

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,988	4,942	4,919

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,462	2,513

Collective Brands Finance, Inc.(11)	Specialty Footwear Retailer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—October 9, 2019)(9)	2,481	2,481	2,494

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Compact Power Equipment, Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,918	3,901	3,918
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		998	2,230

				4,899	6,148

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,972	1,940

Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 13, 2018)(9)	2,395	2,376	2,405
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,967	2,045

				4,343	4,450

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	11,563	11,436	11,389

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.1%)		1,335	9,470

Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,434	4,401	4,467

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,868	2,985
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		1,192	1,301
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		646	646
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		2,723	2,723

				7,429	7,655

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	11,000	10,786	10,931

Excelitas Technologies Corp.(11)	Lighting and Sensor Components
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—November 2, 2020)(9)	3,958	3,919	3,987

Fender Musical Instruments Corporation(11)	Manufacturer of Musical Instruments
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	448	443	455

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,550	5,459	5,437

FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,920	7,856	7,965

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 31, 2017)(9)	964	961	958
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	953

				1,957	1,911

Gastar Exploration USA, Inc.(11)	Oil & Gas Exploration & Production
		8.63% Secured Bond (Maturity—May 15, 2018)	1,000	1,000	983

Getty Images, Inc.(11)	Digital Photography and Video Content Marketplace
		LIBOR Plus 3.50%, Current Coupon 4.75%, Secured Debt (Maturity—October 18, 2019)(9)	4,987	4,501	4,665

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Golden Nugget, Inc.(11)	Owner & Operator of Hotels & Casinos
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—November 21, 2019)(9)	1,400	1,380	1,424

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,963	4,877	4,714
		13.75 Secured Debt (Maturity—July 31, 2018)	2,000	1,911	1,900

				6,788	6,614

Healogics, Inc.(11)	Wound Care Management
		Common Equity (Fully diluted 0.02%)(8)		50	50

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	8,150	8,020	8,028

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino
		9.25% Secured Debt (Maturity—November 30, 2020)	4,096	3,901	3,953

Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 4.00%, Current Coupon 5.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,630	5,721

Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.78%, Secured Debt (Maturity—January 15, 2022)	2,000	1,704	2,000

Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,844	4,688	4,820

Joerns Healthcare, LLC(11)	Health Care Equipment & Supplies
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—March 28, 2018)(9)	6,451	6,395	6,322

Keypoint Government Solutions, Inc.(11)	Pre-Employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,483	4,411	4,439

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25%, Current Coupon 8.50%, Secured Debt (Maturity—August 7, 2019)(9)	6,965	6,899	7,096

Learning Care Group (US) No. 2 Inc.(11)	Provider of Early Childhood Education
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,486	5,436	5,521

LJ Host Merger Sub, Inc.(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—December 23, 2019)(9)	10,000	9,901	9,950
		LIBOR Plus 8.75%, Current Coupon 10.00%, Secured Debt (Maturity—December 23, 2020)(9)	5,000	4,901	4,975

				14,802	14,925

LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,506	16,342	16,342

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		1,500	3,033

MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,350	7,277	7,313

Media Holdings, LLC(11)(13)	Internet Traffic Generator
		14% Secured Debt (Maturity—October 18, 2018)	5,894	5,781	5,952

MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,473	5,339	5,351

Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—June 19, 2017)(9)	2,924	2,896	2,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
MedSolutions Holdings, Inc.(11)	Specialty Benefit Management
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 8, 2019)(9)	3,900	3,864	3,912

Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 5.00%, Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2017)(9)	5,313	5,313	5,365

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	4,905	4,863	4,911

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	871

Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50%, Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,397	5,198	4,749
		Warrants (Fully diluted 2.5%)		151	1

				5,349	4,750

MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,600	4,554	4,589

National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,163	3,125	3,173

NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)		20	3,170

NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,805	9,660	9,163

Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 18, 2014)(9)	5,701	5,650	5,530

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,960	3,892	3,881

NRC US Holding Company LLC(11)	Environmental Services Provider
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—July 30, 2019)(9)	3,413	3,396	3,421

Nuverra Environmental Solutions, Inc.(11)(13)	Water Treatment and Disposal Services
		9.88% Unsecured Bond (Maturity—April 15, 2018)	3,500	3,500	3,413

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.50% Secured Debt (Maturity—November 15, 2026)	5,000	5,000	5,000

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	7,499	7,435	7,255

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.50% Secured Bond (Maturity—January 15, 2018)	3,150	3,116	3,103

Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,978	2,939	2,625

Pitney Bowes Management Services Inc.(11)	Provider of Document Management Services
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—October 1, 2019)(9)	5,985	5,927	6,030

Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	3,413	3,381	3,425

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Primesight Limited(10)(13)	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,378	7,378	8,163

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	8,597	8,499	8,499

Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,902	2,873	2,977

Ravago Holdings America, Inc.(11)	Polymers Distributor
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	6,250	6,188	6,266

Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,787	5,739	6,026
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	6,370	6,189	6,449
		Class A Units (Fully diluted 0.2%)		292	1,521

				12,220	13,996

Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—August 24, 2018)(9)	2,975	2,948	2,975

SAExploration, Inc.(10)(13)	Geophysical Services Provider
		11.00% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)	8,075	8,173	8,075
		Common Stock (Fully diluted 0.01%)(8)	—	65	55

				8,238	8,130

SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25%, Current Coupon 8.25%, Secured Debt (Maturity—August 8, 2019)(9)	7,500	7,429	6,975

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 21, 2017)(9)	11,651	11,086	10,486

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—April 30, 2019)(9)	1,500	1,486	1,523

Sutherland Global Services, Inc.(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,738	6,619	6,754

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25%, Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,983	6,849	6,924

Targus Group International(11)	Protective Cases for Mobile Devices
		LIBOR Plus 9.50%, Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,426	4,445	3,696

Technimark LLC(11)	Injection Molding
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—April 17, 2019)(9)	3,734	3,701	3,753

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,965	6,933	6,948
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,477	2,513

				9,410	9,461

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.00%, Current Coupon 8.00%, Secured Debt (Maturity—November 25, 2020)(9)	3,000	2,941	3,017

Tervita Corporation(11)(13)	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	5,474	5,427	5,507

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (Fully diluted 0.1%)		235	301

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	2,000	1,981	2,005

ThermaSys Corporation(11)	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	6,395	6,336	6,326

Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	6,446	6,314	6,470

Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,275	4,228	4,299

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00%, Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	7,500	7,352	7,406

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50%, Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)	10,034	9,328	10,016
		Warrants (Fully diluted 1.4%)		466	450

				9,794	10,466

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	10,192	10,141	10,243

US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.88%, Current Coupon 9.38%, Secured Debt (Maturity—November 13, 2016)(9)	6,078	5,985	6,048

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.50% Secured Bond (Maturity—August 7, 2017)	7,000	7,000	7,175

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12.00% Secured Debt (Maturity—December 27, 2018)	1,667	1,612	1,612
		Preferred Class A Units (5% cumulative) (Fully diluted 1.4%)(8)		327	327
		Warrants (Fully diluted 1.1%)		22	22

				1,961	1,961

Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,837

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,348	2,235	2,347
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,969	5,050

				7,204	7,397

Walker & Dunlop Inc.(11)(13)	Real Estate Financial Services
		LIBOR Plus 4.50%, Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	4,250	4,208	4,229

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,950	4,825	4,996

Willbros Group, Inc.(11)(13)	Engineering and Construction Contractor
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—August 5, 2019)(9)	2,993	2,893	3,037

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,875	1,844	1,792

Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,469	2,451	2,492

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,800	2,737	2,834

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	7,056	7,056
		Warrants (Fully diluted 2.7%)		1,071	1,071

				8,127	8,127

Subtotal Non-Control/Non-Affiliate Investments (50.9% of total investments at fair value)				643,068	661,102

Total Portfolio Investments, December 31, 2013				1,163,071	1,286,188

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds

Other Marketable Securities and Idle Funds Investments(13)				14,885	13,301

Subtotal Marketable Securities and Idle Funds Investments (1.0% of total investments at fair value)				14,885	13,301

Total Investments, December 31, 2013				$1,177,956	$1,299,489

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment. See Note B for a summary of Private Loan investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Control Investments(5)

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,550	14,550
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,900	20,900

Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	500	500	500
		Member Units (Fully diluted 41.0%)(8)		42	3,690

				542	4,190

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,913	8,016
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,283	12,956

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	450	450	450
		Member Units (Fully diluted 41.6%)(8)		1,300	7,800

				1,750	8,250

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,993	3,993
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 79.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,066	1,066	1,066
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,957	8,919

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,652	4,652
		Warrants (Fully diluted 47.9%)		320	600

				4,972	5,252

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	5,024	4,644	5,024
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,443	7,655

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,140
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,355

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,710

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,150	3,982	4,070
		Warrants (Fully diluted 30.1%)		1,129	2,130

				5,111	6,200

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,696	1,696	1,696
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,759	1,759	1,759
		Member Units (Fully diluted 60.8%)(8)		811	2,060

				4,266	5,515

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,892	1,892	1,892
		Preferred Stock (non-voting)		493	493
		Warrants (Fully diluted 7.1%)		54	4
		Common Stock (Fully diluted 70.0%)(8)		100	36

				2,539	2,425

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,045	10,045
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,795	13,795

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,017	1,017	1,017
		Warrants (Fully diluted 9.2%)		250	1,470
		Member Units (Fully diluted 42.9%)		882	1,580
		Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,549	10,027

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	3,385	3,334	3,334
		18% Secured Debt (Maturity—February 1, 2016)	5,173	5,093	5,093
		Member Units (Fully diluted 44.0%)		2,975	4,360

				11,402	12,787

NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,736	4,506	4,506
		Warrants (Fully diluted 12.5%)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,258	5,946

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,200	11,891
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,917	18,041

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	6,000	5,997	6,000
		Common Stock (Fully diluted 48.0%)		1,080	8,740

				7,077	14,740

Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,946	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	3,790

				6,196	8,781

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,404	8,460
		Common Stock (Fully diluted 51.1%)		2,150	6,120

				10,554	14,580

Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,945	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,594	3,539	3,594
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,547	18,354

River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	3,662
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	3,662

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,077	1,077
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,588	5,588
		Warrants (Fully diluted 52.3%)		1,096	—

				7,761	6,665

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,268	3,292
		Member Units (Fully diluted 50.0%)(8)		1,000	8,250

				5,298	12,575

Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	2,760

Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2014)	915	914	914
		8% Secured Debt (Maturity—January 31, 2016)	1,361	1,349	1,349
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,319	5,319
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,291	11,192

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current / 6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,204	3,146	3,146
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,930
		Common Stock (Fully diluted 19.1%)		3,706	110

				9,852	6,186

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	998	998
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,314	5,300	5,300
		Warrants (Fully diluted 46.6%)		600	180

				6,898	6,478

Subtotal Control Investments (29.2% of total investments at fair value)				217,483	278,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	4,170

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,754	4,754
		Warrants (Fully diluted 7.5%)		200	310

				4,954	5,064

Congruent Credit Opportunities Fund II, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		19,049	19,174

Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310

East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	9,828	9,348	9,348
		Warrants (Fully diluted 22.5%)		400	240

				9,748	9,588

Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,280

Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,725	8,186	8,186
		Preferred Equity (Fully diluted 8.0%)(8)		1,676	1,676
		Warrants (Fully diluted 10.6%)		459	1,490
		Member Units (Fully diluted 4.1%)(8)		1	50

				10,322	11,402

Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,807	11,807
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,100

				14,407	14,907

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
irth Solutions, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,587	3,543	3,587
		Member Units (Fully diluted 12.8%)(8)		624	2,750

				4,167	6,337

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,913	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,550

				9,254	14,550

Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,975	2,975
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,014	1,014	1,014
		Warrants (Fully diluted 22.5%)		470	470

				4,459	4,459

OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%)(8)		1,692	2,440
		Warrants (Fully diluted 4.0%)		830	550

				4,022	4,490

OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,008	4,909	4,909
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,511	1,511

				6,420	6,420

Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,485	3,485
		Warrants (Fully diluted 24.0%)		758	758

				4,243	4,243

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,923	11,754	11,923
		Common Stock (Fully diluted 19.4%)		1,707	3,670

				13,461	15,593

Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,559	17,963
		Warrants (Fully diluted 9.8%)		887	3,420

				18,726	21,663

SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,218	4,218
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,631	6,631

Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,001	5,881	5,881
		Class A Member Units (Fully diluted 16.3%)		2,900	2,900

				8,781	8,781

Subtotal Affiliate Investments (18.7% of total investments at fair value)				142,607	178,413

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Non-Control/Non-Affiliate Investments(7)

AGS LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	9,423	9,239	9,239

Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,942	6,050

Ancestry.com Inc.(11)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	7,000	6,720	6,767

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,000	4,951	4,950

Associated Asphalt Partners, LLC(11)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,400	9,250	9,259

Audio Visual Services Group, Inc.(11)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,901	4,919
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,901	4,938

				9,802	9,857

B.J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,134	10,042	10,042

Blackboard, Inc.(11)	Education Software Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	1,361	1,319	1,379
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,852	1,927

				3,171	3,306

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,974	7,828	7,974

Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,491	3,395	3,525
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	2,000	1,927	2,030

				5,322	5,555

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,479	5,361	5,479

CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,239	4,199	4,260

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,410	2,371	2,421
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,457	2,463

				4,828	4,884

Citadel Plastics Holding, Inc.(11)	Supplier of Commodity Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	2,985	2,959	2,989

Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,687	3,669	3,669
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		923	1,232

				4,592	4,901

Confie Seguros Holding II Co.(11)	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,927	4,964

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,488	2,464	2,519
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,962	2,050

				4,426	4,569

Creative Circle, LLC(11)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,938	9,840	9,840

CST Industries(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,188	12,022	12,110

Diversified Machine, Inc.(11)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,961	1,985

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,769

Dycom Investments, Inc.(11)(13)	Telecomm Construction & Engineering Providers
		7.13% Bond (Maturity—January 15, 2021)	1,000	1,042	1,053

Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,490	4,451	4,512

Engility Corporation(11)(13)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	8,000	7,928	7,930

eResearch Technology, Inc.(11)	Provider of Technology-Driven Health Research
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 29, 2018)(9)	3,491	3,361	3,465

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,735	1,852
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		442	442
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		664	664

				2,841	2,958

Fairway Group Acquisition Company(11)	Retail Grocery
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 17, 2018)(9)	3,990	3,933	4,030

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,883	5,916

FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	8,000	7,921	7,960

Flexera Software LLC(11)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,789	3,053

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	988	984	989
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	950

				1,980	1,939

GFA Brands, Inc.(11)(13)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,663	6,909

GMACM Borrower LLC(11)	Mortgage Originator and Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	987	1,011

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Grede Holdings, LLC(11)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,975	5,025

Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2013)(14)	1,800	1,781	—

Hearthside Food Solutions, LLC(11)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,990	3,953	3,980

Heckmann Corporation(11)(13)	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,588

HOA Restaurant Group, LLC(11)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,810

Hudson Products Holdings, Inc.(11)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,961	4,015

Hupah Finance Inc.(11)	Manufacturer of Industrial Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,978	2,924	3,015

Il Fornaio Corporation(11)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,836

Insight Pharmaceuticals, LLC(11)	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	5,000	4,976	5,025

Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,688	5,610	5,723

iStar Financial Inc.(11)(13)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	1,444	1,422	1,461

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.71%, Secured Debt (Maturity—January 15, 2022)	2,000	1,681	1,970

Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	7,500	7,211	7,281

Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	6,056	6,056	6,056

Keypoint Government Solutions, Inc.(11)	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	5,000	4,903	4,975

Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,900	4,900	4,992

Media Holdings, LLC(11)(13)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,332	5,000

Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,557	4,427

Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	5,000	4,902	5,038

Metals USA, Inc.(11)(13)	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,500	7,426	7,463

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,951	4,988

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	576

Mmodal, Inc.(11)	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,990	3,940	3,850

Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,005	4,780	4,780
		Warrants (Fully diluted 1.5%)		150	150

				4,930	4,930

Mood Media Corporation(11)(13)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,775	1,759	1,780
National Healing Corporation(11)	Wound Care Management
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,422	1,545
		Common Equity (Fully diluted 0.02%)		50	50

				1,472	1,595
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,226	3,179	3,274
NCI Building Systems, Inc.(11)	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,450	2,335	2,455
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,548	8,901

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	4,000	3,921	4,020

Northland Cable Television, Inc.(11)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,812	4,710	4,692

Oberthur Technologies SA(11)(13)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,648	6,913

Oneida Ltd.(11)	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,933	1,899	1,904

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	4,048	4,010	4,038

Peppermill Casinos, Inc.(11)	Operator of Casinos and Gaming Operations
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 2, 2018)(9)	2,295	2,204	2,246

Phillips Plastic Corporation(11)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,728	1,714	1,723

Physician Oncology Services, L.P.(11)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	904

PL Propylene LLC(11)(13)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,970	3,901	4,035

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Preferred Proppants, LLC(11)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,942	5,823	5,526

ProQuest LLC(11)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,963	4,918	4,997

PRV Aerospace, LLC(11)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,917	5,987

Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,932	2,891	2,983

Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,825	5,087
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,477	5,214	5,294
		Class A Units (Fully diluted 0.2%)		292	292

				10,331	10,673

Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,500	6,407	6,565

Shale-Inland Holdings, LLC(11)	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,143

Sonneborn, LLC(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,978	2,924	3,030

Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,874	2,921
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,537	4,581

				7,411	7,502

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Surgery Center Holdings, Inc.(11)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,881	4,863	4,857

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—June 30, 2013)(9)	11,050	12,776	12,776
		Warrants (Fully diluted 0.1%)		235	235

				13,011	13,011

Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,717	4,642	4,729

TriNet HR Corporation(11)(13)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	3,000	3,000	3,011

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,379	4,268	4,308

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,274	5,182	5,195

US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,500	6,374	6,484

Vantage Specialties, Inc.(11)	Manufacturer of Specialty Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	3,970	3,900	4,000

VFH Parent LLC(11)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,394	3,344	3,404

Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,923	3,923	3,575

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,506	2,325	2,340
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,962	4,875

				7,287	7,215

Walter Investment Management Corp.(11)(13)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,469	2,444	2,484

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	5,000	4,853	4,894

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,975	1,937	2,000

Wireco Worldgroup Inc. (11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,494	2,471	2,550

WP CPP Holdings, LLC(11)	Manufacturer of Aerospace and Defense Components
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—December 28, 2019)(9)	4,000	3,960	4,020
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,866	6,866
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,937	7,937

Subtotal Non-Control/Non-Affiliate Investments (49.1% of total investments at fair value)				456,975	467,543

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, December 31, 2012				819,733	924,431

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
Marketable Securities and Idle Funds Investments	Investments in Marketable Securities and Diversified, Registered Bond Funds

Ceridian Corporation(13)
		LIBOR Plus 5.75%, Current Coupon 5.96%, Secured Debt (Maturity—May 9, 2017)	10,000	10,025	10,013

Compass Investors Inc.(13)
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 27, 2019)(9)	7,000	7,005	6,994

First Data Corporation(13)
		LIBOR Plus 4.00%, Current Coupon 4.21%, Secured Debt (Maturity—March 23, 2018)	5,000	4,763	4,767

Toll Road Investors Partnership II, LP Bond(13)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,742	1,834

Univision Communications Inc.(13)
		LIBOR Plus 4.25%, Current Coupon 4.46%, Secured Debt (Maturity—March 31, 2017)	5,000	4,934	4,927

Subtotal Marketable Securities and Idle Funds Investments (3.0% of total investments at fair value)				28,469	28,535

Total Investments, December 31, 2012				$848,202	$952,966

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B for a summary of Private Loan investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Fully impaired and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Internal Investment Manager. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management advisory and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"), to provide investment management services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Managers are both also direct wholly

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

owned subsidiaries that have elected to be taxable entities. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager (see Note A.2. for further discussion).

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the years ended December 31, 2013, 2012 and 2011 and as of December 31, 2013 and 2012, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries (as noted above and discussed in detail below, beginning April 1, 2013, the consolidated subsidiaries include the Internal Investment Manager which was previously treated as a portfolio investment). The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Other Portfolio investments, investment in the External Investment Manager and investment in the Internal Investment Manager (for all periods up to and including March 31, 2013) but excludes all "Marketable securities and idle funds investments", and, for all periods after March 31, 2013, the Investment Portfolio also excludes the Internal Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment (see Note D) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.11.). Main Street's results of operations and statements of cash flows for the years ended December 31, 2013, 2012 and 2011 and financial position as of December 31, 2013 and 2012, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio, the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities and the reclassification of certain amounts between accumulated net realized gain from investments and accumulated net investment income.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street holds a controlling interest in an operating company that provides all or

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

substantially all of its services directly to Main Street or to an investment company of Main Street. None of the portfolio investments made by Main Street qualify for this exception, including the External Investment Manager, except as discussed below with respect to the Internal Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments." For all periods prior to and including March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in the consolidated financial statements of Main Street (see Note D for further discussion of the Internal Investment Manager). The Internal Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary is providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Internal Investment Manager" represents Main Street's investment in the Internal Investment Manager that was accounted for as a part of the Investment Portfolio through the period ended March 31, 2013. As discussed further above, the Internal Investment Manager was consolidated beginning April 1, 2013 and is no longer accounted for as a part of the Investment Portfolio.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. As a result, for control LMM portfolio investments, Main Street generally determines the fair value using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street typically uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments similar to the approaches used for our control LMM portfolio investments and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the principal of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 50 LMM portfolio companies for the year ended December 31, 2013, representing approximately 76% of the total LMM portfolio at fair value as of December 31, 2013 and on a total of 47 LMM portfolio companies for the year ended December 31, 2012, representing approximately 80% of the total LMM portfolio and investment in the affiliated Internal Investment Manager at fair value as of December 31, 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, Main Street generally uses either unobservable inputs through obtaining third party quotes or other independent pricing or an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments for which Main Street generally does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 3.3% and 2.6%, respectively, of Main Street's Investment Portfolio at fair value as of December 31, 2013 and 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street determines the fair value based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent sufficient observable inputs are available to determine fair value. To the extent such observable inputs are not available, Main Street values these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment for which Main Street has a controlling interest in the portfolio company and the ability to nominate a majority of the portfolio company's board of directors. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the enterprise value methodology under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment if Main Street were to sell, or exit, the investment. In addition, we consider the value associated with Main Street's ability to control the capital structure of the company, as well as the timing of a potential exit.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio consistent with the 1940 Act requirements. Main Street believes its Investment Portfolio as of December 31, 2013 and 2012 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At December 31, 2013, cash balances totaling $31.8 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include investments in intermediate-term secured debt investments, independently rated debt investments and publicly traded debt and equity

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

investments. See the "Consolidated Schedule of Investments" for more information on Marketable securities and idle funds investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the years ended December 31, 2013, 2012 and 2011, (i) approximately 4.3%, 4.3% and 3.7%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.2%, 0.3% and 2.5%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of December 31, 2013, Main Street had two investments with positive fair value on non-accrual status which comprised approximately 2.3% of the total Investment Portfolio at fair value and 4.7% of the total Investment Portfolio at cost and no fully impaired investments. As of December 31, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, in each case, excluding the investment in the affiliated Internal Investment Manager.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing (see Note B.7. for further discussion).

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Years Ended December 31,
	2013	2012	2011
	(dollars in thousands)
Interest, fee and dividend income:
Interest income	$94,546	$72,074	$53,485
Fee income	6,488	6,573	4,558
Dividend income	14,124	10,211	7,002

Total interest, fee and dividend income	$115,158	$88,858	$65,045

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees are approximately 3.4% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the term of the debenture agreement (the term of which is ten years).

        Deferred financing costs also include commitment fees and other costs related to our multi-year investment credit facility (the "Credit Facility", as discussed further in Note G). These costs have been capitalized and are amortized into interest expense over their respective terms.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts/Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the years ended December 31, 2013, 2012 and 2011, approximately 3.3%, 3.7% and 3.5%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

9.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities are reflected in Main Street's consolidated financial statements.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any tax assets and liabilities in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets and liabilities are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and the Internal Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds and publicly traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

the Exchange Offer and valued those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, the unvested shares of restricted stock are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer, which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities for the periods prior to March 31, 2012, the net earnings of MSC II attributable to the remaining noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II for the periods prior to March 31, 2012. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The following table provides a reconciliation of Net Investment Income and Net Realized Income attributable to common stock by excluding amounts related to the noncontrolling interest in MSC II that remained owned by non-Main Street entities for the years ended December 31, 2012 and 2011.

	Years Ended December 31,
	2012	2011
	(in thousands)
Net Investment Income	$59,325	$39,277
Noncontrolling interest share of Net Investment Income	(62)	(766)

Net Investment Income attributable to common stock	59,263	38,511
Total net realized gain from investments	16,479	2,639
Noncontrolling interest share of net realized (gain) from investments	(3)	(91)

Net Realized Income attributable to common stock	$75,739	$41,059

Net Investment Income per share—
Basic and diluted	$2.01	$1.69

Net Realized Income per share—
Basic and diluted	$2.56	$1.80

Weighted average shares outstanding—
Basic and diluted	29,540,114	22,850,299

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

13.   Recently Issued Accounting Standards

        In February 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date ("ASU 2013-04"). ASU 2013-04 provides additional guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. Public companies are required to apply ASU 2013-04 prospectively for interim and annual reporting periods beginning after December 15, 2013.

        In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards that have been issued and any that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

      •
      Quoted prices for similar assets in active markets (for example, investments in restricted stock);

      •
      Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

      •
      Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

      •
      Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of December 31, 2013, all except for one of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The remaining investment was a publicly traded equity security. As a result, the fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2013, except for the one publicly traded equity security which was categorized as Level 2. As of December 31, 2012, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2012.

        As of December 31, 2013 and 2012, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, observable inputs in the non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, a portion of Main Street's Middle Market portfolio investments were categorized as Level 2 as of December 31, 2013 and 2012. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value of the investments, Main Street categorized such investments as Level 3 as of December 31, 2013 and 2012.

        As of December 31, 2013 and 2012, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing debt and equity securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of December 31, 2013 and 2012.

        As of December 31, 2013 and 2012, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of December 31, 2013 and 2012.

        As of December 31, 2013 and 2012, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of December 31, 2013 and 2012.

        As of December 31, 2013, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of December 31, 2013. As of December 31, 2012, Main Street's Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of December 31, 2012.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

    •
    Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

    •
    Current and projected financial condition of the portfolio company;

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

    •
    Current and projected ability of the portfolio company to service its debt obligations;

    •
    Type and amount of collateral, if any, underlying the investment;

    •
    Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

    •
    Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

    •
    Pending debt or capital restructuring of the portfolio company;

    •
    Projected operating results of the portfolio company;

    •
    Current information regarding any offers to purchase the investment;

    •
    Current ability of the portfolio company to raise any additional financing as needed;

    •
    Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

    •
    Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

    •
    Qualitative assessment of key management;

    •
    Contractual rights, obligations or restrictions associated with the investment; and

    •
    Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the yield-to-maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the table below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following tables are not intended to be all-inclusive, but, rather, provide a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2013 and 2012.

Type of Investment	Fair Value as of December 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$307,322	Discounted cash flow	Weighted average cost of capital	11.1% - 19.0%	14.3%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.2x(2)	6.0x
Debt investments	$467,396	Discounted cash flow	Risk adjusted discount factor	6.5% - 26.4%(2)	14.3%
			Adjustment factors	66.9% - 100.0%	97.8%
	$430,172	Market Approach	Third Party Quote	82.3 - 102.9

Total Level 3 investments	$1,204,890

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 11.5x and the range for risk adjusted discount factor is 6.5% - 96.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

Type of Investment	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$220,359	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.7x
Debt investments	$360,604	Discounted cash flow	Risk adjusted discount factor	9.2% - 16.0%(2)	13.3%
			Adjustment factors	0.0% - 100.0%	99.5%
	$116,668	Market Approach	Third Party Quote	94.3 - 104.0

Total Level 3 investments	$697,631

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 14.0x and the range for risk adjusted discount factor is 4.3% - 20.5%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the years ended December 31, 2013 and 2012 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2012	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2013
Debt	$477,272	$47,903	$(247,820)	$635,392	$4,128	$(21,770)	$2,463	$897,568
Equity	191,764	—	(6,113)	52,086	(9,003)	40,191	1,839	270,764
Equity Warrant	28,595	314	(2,259)	9,048	(864)	3,357	(1,633)	36,558

	$697,631	$48,217	$(256,192)	$696,526	$(5,739)	$21,778	$2,669	$1,204,890

Type of Investment	Fair Value as of December 31, 2011	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2012
Debt	$260,190	$33,067	$(114,528)	$287,166	$1,104	$3,845	$6,428	$477,272
Equity	113,920	1,259	(16,571)	47,333	(11,187)	44,105	12,905	191,764
Equity Warrant	43,269	235	(3,924)	1,880	(6,836)	6,871	(12,900)	28,595
Internal Investment Manager(2)	1,869	—	(1,616)	—	—	(253)	—	—

	$419,248	$34,561	$(136,639)	$336,379	$(16,919)	$54,568	$6,433	$697,631

(1)
Includes the impact of non-cash conversions.

(2)
Reflects the adjustment to the investment in the Internal Investment Manager in connection with the acquisition of the remaining externally owned MSC II equity interests.

        As of December 31, 2013 and 2012, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the yield-to-maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table is not intended to be all-inclusive but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2013 and 2012(amounts in thousands).

Type of Instrument	Fair Value as of December 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$62,050	Discounted cash flow	Estimated market interest rates	8.5% - 9.1%	8.9%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Type of Instrument	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$86,467	Discounted cash flow	Estimated market interest rates	7.1% - 9.0%	8.0%

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the years ended December 31, 2013 and 2012 (amounts in thousands).

Type of Instrument	Fair Value as of December 31, 2012	Repayments	Net Realized Loss	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of September 30, 2013
SBIC Debentures at fair value	$86,467	$(24,800)	$4,775	$—	$(4,392)	$62,050

Type of Instrument	Fair Value as of December 31, 2011	Repayments	Net Realized Loss	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2012
SBIC Debentures at fair value	$76,887	$—	$—	$5,000	$4,580	$86,467

        At December 31, 2013 and 2012, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At December 31, 2013	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$659,405	$—	$10,235	$649,170
Middle Market portfolio investments	471,458	—	69,063	402,395
Private Loan portfolio investments	111,463	—	—	111,463
Other Portfolio investments	42,798	—	2,000	40,798
External Investment Manager	1,064	—	—	1,064

Total portfolio investments	1,286,188	—	81,298	1,204,890
Marketable securities and idle funds investments	13,301	$13,301	—	—

Total investments	$1,299,489	$13,301	$81,298	$1,204,890

SBIC Debentures at fair value	$62,050	$—	$—	$62,050

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$482,864	$—	$—	$482,864
Middle Market portfolio investments	351,972	—	219,838	132,134
Private Loan portfolio investments	65,493		4,992	60,501
Other Portfolio investments	24,102		1,970	22,132
Investment in affiliated Internal Investment Manager	—	—	—	—

Total portfolio investments	924,431	—	226,800	697,631
Marketable securities and idle funds investments	28,535	—	28,535	—

Total investments	$952,966	$—	$255,335	$697,631

SBIC Debentures at fair value	$86,467	$—	$—	$86,467

  Investment Portfolio Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in its LMM portfolio or its Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Main Street's external asset management business is conducted through its External Investment Manager. Main Street has entered into an agreement through the Internal Investment Manager to provide the External Investment Manager with asset management service support for HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street provides management and other services to the External Investment Manager, as well as access to Main Street's employees, infrastructure, business relationships, management expertise and capital raising capabilities. Beginning in the first quarter of 2014, Main Street charges the External Investment Manager a fee for the use of these services. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the years ended December 31, 2013, 2012 and 2011, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of December 31, 2013, Main Street had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2013, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2012, Main Street had equity ownership in approximately 93% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

discount but excluding fees payable upon repayment of the debt investments and any debt investments on non-accrual status.

        As of December 31, 2013, Main Street had Middle Market portfolio investments in 92 companies, collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio company investments was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. As of December 31, 2012, Main Street had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average EBITDA for the 79 Middle Market portfolio company investments was approximately $93.5 million as of December 31, 2012. As of December 31, 2012, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        As of December 31, 2013, Main Street had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio company investments was approximately $18.4 million as of December 31, 2013. As of December 31, 2012, 95% of its Private Loan portfolio investments were in the form of debt investments and 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. As of December 31, 2012, Main Street had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average EBITDA for the 9 Private Loan portfolio company investments was approximately $45.6 million as of December 31, 2012. As of December 31, 2012, approximately 99% of its Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt investments.

        As of December 31, 2013, Main Street had Other Portfolio investments in 6 companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised 3.3% of Main Street's Investment Portfolio at fair value as of December 31, 2013. As of December 31, 2012, Main Street had Other Portfolio investments in 3 companies, collectively

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of Main Street's Investment Portfolio at fair value as of December 31, 2012.

        As discussed further above, Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2013, there was no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of our Investment Portfolio.

        During 2013, Main Street began categorizing certain of its portfolio investments that were previously categorized as LMM portfolio investments or Middle Market portfolio investments as Private Loan portfolio investments to provide a separate classification based upon the nature in which such investments are originated. During the year ended December 31, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost as of the date of transfer.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2013 and 2012 (this information excludes the Other Portfolio investments, the External Investment Manager and the Internal Investment Manager).

Cost:	December 31, 2013	December 31, 2012
First lien debt	79.0%	81.1%
Equity	10.4%	10.4%
Second lien debt	8.4%	6.0%
Equity warrants	1.9%	1.9%
Other	0.3%	0.6%

	100.0%	100.0%

Fair Value:	December 31, 2013	December 31, 2012
First lien debt	69.9%	72.1%
Equity	19.3%	18.7%
Second lien debt	7.6%	5.4%
Equity warrants	2.9%	3.3%
Other	0.3%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2013 and 2012 (this information excludes the Other Portfolio

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

investments, the External Investment Manager and the Internal Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	December 31, 2013	December 31, 2012
Southwest	27.8%	27.7%
West	19.1%	25.7%
Northeast	18.0%	17.2%
Southeast	15.6%	10.1%
Midwest	15.4%	17.6%
Canada	1.2%	0.0%
Other Non-United States	2.9%	1.7%

	100.0%	100.0%

Fair Value:	December 31, 2013	December 31, 2012
Southwest	30.9%	31.3%
West	20.1%	25.3%
Northeast	17.6%	15.8%
Southeast	12.6%	9.1%
Midwest	15.0%	17.0%
Canada	1.1%	0.0%
Other Non-United States	2.7%	1.5%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

as of December 31, 2013 and 2012 (this information excludes the Other Portfolio investments, the External Investment Manager and the Internal Investment Manager).

Cost:	December 31, 2013	December 31, 2012
Energy Equipment & Services	10.7%	8.4%
Media	7.8%	7.2%
Specialty Retail	7.2%	6.1%
IT Services	6.1%	2.8%
Health Care Providers & Services	5.8%	5.3%
Hotels, Restaurants & Leisure	5.8%	3.5%
Commercial Services & Supplies	5.1%	6.4%
Construction & Engineering	4.1%	4.7%
Software	3.8%	8.3%
Machinery	3.3%	6.7%
Diversified Telecommunication Services	3.3%	0.0%
Oil, Gas & Consumable Fuels	3.2%	1.6%
Road & Rail	2.7%	1.0%
Internet Software & Services	2.5%	0.2%
Diversified Consumer Services	2.4%	3.2%
Electronic Equipment, Instruments & Components	2.3%	2.6%
Textiles, Apparel & Luxury Goods	1.6%	0.7%
Auto Components	1.6%	0.5%
Trading Companies & Distributors	1.5%	1.0%
Professional Services	1.4%	2.2%
Building Products	1.4%	2.0%
Chemicals	1.3%	2.0%
Health Care Equipment & Supplies	1.2%	1.5%
Consumer Finance	1.1%	1.2%
Containers & Packaging	1.0%	1.5%
Food Products	0.9%	2.0%
Aerospace & Defense	0.8%	1.9%
Metals & Mining	0.7%	2.2%
Paper & Forest Products	0.8%	1.0%
Insurance	0.2%	2.0%
Construction Materials	0.2%	1.7%
Communications Equipment	0.0%	1.2%
Other(1)	8.2%	7.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	December 31, 2013	December 31, 2012
Energy Equipment & Services	10.2%	10.2%
Media	7.6%	6.7%
Specialty Retail	6.5%	4.9%
Health Care Providers & Services	5.6%	5.3%
Hotels, Restaurants & Leisure	5.6%	3.5%
IT Services	5.6%	2.5%
Machinery	5.3%	8.3%
Commercial Services & Supplies	4.6%	6.1%
Construction & Engineering	4.6%	5.1%
Software	4.0%	7.9%
Diversified Consumer Services	3.9%	4.0%
Diversified Telecommunication Services	3.6%	0.0%
Road & Rail	3.0%	1.5%
Oil, Gas & Consumable Fuels	2.9%	1.4%
Internet Software & Services	2.9%	0.6%
Electronic Equipment, Instruments & Components	2.4%	2.4%
Auto Components	1.5%	0.4%
Textiles, Apparel & Luxury Goods	1.4%	0.6%
Trading Companies & Distributors	1.3%	1.7%
Paper & Forest Products	1.3%	1.2%
Professional Services	1.2%	2.0%
Chemicals	1.2%	1.8%
Building Products	1.0%	1.5%
Health Care Equipment & Supplies	1.0%	1.3%
Containers & Packaging	0.9%	1.3%
Food Products	0.8%	1.8%
Consumer Finance	0.8%	1.1%
Metals & Mining	0.7%	1.9%
Aerospace & Defense	0.7%	1.7%
Transportation Infrastructure	0.7%	1.0%
Insurance	0.2%	1.8%
Construction Materials	0.1%	1.4%
Communications Equipment	0.0%	1.1%
Other(1)	6.9%	6.0%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At December 31, 2013 and 2012, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS

  External Investment Manager

        As discussed further above in Note A.1., the External Investment Manager provides investment management advisory and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        During May 2012, MSCC entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required relief from the SEC, MSCC assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, MSCC and the External Investment Adviser agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, MSCC and the External Investment Adviser had not received any base management fee or incentive fees under the investment sub-advisory agreement and neither is due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. Neither MSCC nor the External Investment Manager has waived the External Investment Manager's management or incentive fees after December 31, 2013 and, as a result, the External Investment Manager began accruing such fees on January 1, 2014.

  Internal Investment Manager

        As a result of the Formation Transactions, the Internal Investment Manager is a wholly owned subsidiary of MSCC. However, through March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment since the Internal Investment Manager is not an investment company and since it had historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. Effective April 1, 2013, the Internal Investment Manager was consolidated prospectively as the controlled operating subsidiary is considered to be providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

        The Internal Investment Manager receives recurring investment management fees from MSCC and certain direct and indirect wholly owned subsidiaries of MSCC. Through March 31, 2013, the Internal Investment Manager also received certain management, consulting and advisory fees for providing these services to third parties (the "External Services").

        Through March 31, 2013, the investment in the Internal Investment Manager was accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and was also based on comparable public market transactions. The net cash flows utilized in the valuation of the Internal Investment Manager excluded

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

any revenues and expenses from MSCC and its subsidiaries, but included the revenues attributable to External Services, and were reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Internal Investment Manager was recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Internal Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Internal Investment Manager" on Main Street's balance sheet. As of March 31, 2013 (the last period the Internal Investment Manager was considered to be a portfolio investment for accounting purposes) and December 31, 2012, the fair value of the investment in the Internal Investment Manager was zero. Beginning April 1, 2013, the Internal Investment Manager was fully consolidated with MSCC and its other consolidated subsidiaries in Main Street's consolidated financial statements and, as of April 1, 2013, all assets and liabilities were included in the consolidated balance sheet at fair value.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Internal Investment Manager initially elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets or liabilities are reflected in Main Street's consolidated financial statements.

        Pursuant to a historical support services agreement with MSCC, the Internal Investment Manager was reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Internal Investment Manager received from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. Through March 31, 2013, these fees paid by MSC II to the Internal Investment Manager were reflected as "Expenses reimbursed to affiliated Internal Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC and its consolidated subsidiaries to the Internal Investment Manager pursuant to the support services agreement. Beginning April 1, 2013, the expenses of the Internal Investment Manager are included in Main Street's consolidated financial statements, after elimination of any intercompany activity, in the statement of operations as either compensation expenses or as a part of general and administrative expenses.

        In the separate stand-alone financial statements of the Internal Investment Manager as summarized below, as part of the Formation Transactions the Internal Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Internal Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Internal

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Internal Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. Through March 31, 2013, amortization expense was recorded by the Internal Investment Manager in its separate financial statements, but this amortization expense was not included in the expenses reimbursed by MSCC to the Internal Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature. Upon consolidation of the Internal Investment Manager effective April 1, 2013, and for all periods thereafter, the effects of the intangible asset and related amortization expense have been fully eliminated in Main Street's consolidated financial statements.

        Summarized financial information from the separate financial statements of the Internal Investment Manager through March 31, 2013 is as follows:

	As of March 31	As of December 31,
	2013	2012
	(in thousands)
	(Unaudited)
Cash	$524	$741
Accounts receivable	79	69
Accounts receivable—MSCC	106	4,066
Intangible asset (net of accumulated amortization of $6,021 and $5,681 as of March 31, 2013 and December 31, 2012, respectively)	11,979	12,319
Deposits and other	556	462

Total assets	$13,244	$17,657

Accounts payable and accrued liabilities	$1,410	$5,483
Equity	11,834	12,174

Total liabilities and equity	$13,244	$17,657

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

	Three Months Ended March 31,	Years Ended December 31,
	2013	2012	2011
	(in thousands)
	(Unaudited)
Management fee income from MSC II	$776	$2,584	$2,455
Other management advisory fees	—	283	527

Total income	776	2,867	2,982
Salaries, benefits and other personnel costs	(2,731)	(9,230)	(8,270)
Occupancy expense	(108)	(340)	(328)
Professional expenses	(77)	(129)	(77)
Amortization expense—intangible asset	(340)	(1,289)	(1,183)
Other expenses	(273)	(1,253)	(767)
Expense reimbursement from MSCC	2,413	8,085	6,460

Total net expenses	(1,116)	(4,156)	(4,165)

Net Loss	$(340)	$(1,289)	$(1,183)

        As a result of the consolidation of the Internal Investment Manager, effective April 1, 2013, beginning in the second quarter of 2013 the balance sheet and income statement accounts of the Internal Investment Manager are included in Main Street's consolidated financial statements and the "Investment in affiliated Internal Investment Manager" and "Expenses reimbursed to affiliated Internal Investment Manager" accounts included in Main Street's historical consolidated financial statements have zero balances. In addition, as a result of the consolidation of the accounts of the Internal Investment Manager beginning with the second quarter of 2013, the expenses on Main Street's income statement that were included in "Expenses reimbursed to affiliated Internal Investment Manager" in prior periods are now included in "Compensation" or "General and administrative" expenses. The consolidation of the Internal Investment Manager has no net effect on net investment income or total expenses reported in any of the comparable periods presented.

        The following unaudited supplemental pro forma information has been provided for illustrative purposes only to show the effects on the individual line items in Main Street's consolidated statements of operations affected for these periods prior to consolidation of the Internal Investment Manager. Future results may vary significantly from the results reflected in the following pro forma financial information because of future events and transactions, as well as other factors. No per share amounts are shown as the consolidation of the Internal Investment Manager would not have changed any per share results. The following pro-forma information has been provided for years ended December 31,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS (Continued)

2013, 2012 and 2011 as if the Internal Investment Manager had been consolidated as of the beginning of each period presented.

	Year Ended December 31,
	2013(1)	2012	2011
	(in thousands)
Compensation	(11,291)	(9,230)	(8,270)
General and administrative	(5,335)	(3,769)	(3,128)
Expenses reimbursed to affiliated Internal Investment Manager	—	—	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investment in affiliated Investment Manager	—	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$96,855	$104,643	$63,149

(1)
Represents pro-forma information for the three months ended March 31, 2013 and actual information for the period from April 1, 2013 through December 31, 2013.

NOTE E—DEFERRED FINANCING COSTS

        Deferred financing costs balances as of December 31, 2013 and 2012 are as follows:

	As of December 31,
	2013	2012
Credit Facility Fees	$5,366	$3,502
SBIC debenture leverage fees	4,399	3,453
6.125% Notes	3,088	—
SBIC debenture commitment fees	1,800	1,410

Subtotal	14,653	8,365
Accumulated amortization	(4,722)	(3,203)

Net deferred financing costs balance	$9,931	$5,162

        Estimated aggregate amortization expense for each of the five years succeeding December 31, 2013 and thereafter is as follows:

Years Ended December 31,	Estimated Amortization
2014	$1,494
2015	$1,494
2016	$1,494
2017	$1,494
2018	$1,303
2019 and thereafter	$2,652

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE F—SBIC DEBENTURES

        SBIC debentures payable at December 31, 2013 and 2012 were $200.2 million and $225.0 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of December 31, 2013 and 2012 was 3.8% and 4.7%, respectively. During the three months ended September 30, 2013, we opportunistically prepaid $63.8 million of our SBIC debentures as part of an effort to manage the maturity dates of our oldest SBIC debentures. As a result of this prepayment, Main Street recognized a realized loss of $4.8 million, which was primarily a result of reversing previously recognized realized gains recorded on the date of the Exchange Offer and unrealized losses due to fair value adjustments since the date of the Exchange Offer. Main Street expects to issue new SBIC debentures under the SBIC program in the future in an amount up to the regulatory maximum amount of $225.0 million. The first principal maturity due under the existing SBIC debentures is in 2017, and the remaining weighted average duration as of December 31, 2013 is approximately 7.3 years. For the years ended December 31, 2013, 2012 and 2011, Main Street recognized interest expense attributable to the SBIC debentures of $10.3, $11.4 million and $11.1 million, respectively. Main Street has incurred upfront leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of December 31, 2013, the recorded value of the SBIC debentures was $187.1 million which consisted of (i) $62.1 million recorded at fair value, or $13.1 million less than the $75.2 million face value of the SBIC debentures held in MSC II, and (ii) $125.0 million reported at face value and held in MSMF. As of December 31, 2013, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $149.5 million, or $50.7 million less than the $200.2 million face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE F—SBIC DEBENTURES (Continued)

        The maturity dates and fixed interest rates for Main Street's SBIC Debentures as of December 31, 2013 and 2012 are summarized in the following table:

Maturity Date	Fixed Interest Rate	December 31, 2013	December 31, 2012
9/1/2014	5.539%	—	3,500,000
9/1/2014	5.571%	—	2,500,000
3/1/2015	5.925%	—	2,000,000
3/1/2015	5.893%	—	2,000,000
9/1/2015	5.796%	—	19,100,000
9/1/2016	6.476%	—	5,000,000
3/1/2017	6.231%	—	3,900,000
3/1/2017	6.263%	—	1,000,000
3/1/2017	6.317%	—	12,100,000
9/1/2017	6.469%	—	7,900,000
9/1/2017	6.434%	15,000,000	19,800,000
3/1/2018	6.377%	10,200,000	10,200,000
9/1/2019	4.950%	20,000,000	20,000,000
3/1/2020	4.514%	10,000,000	10,000,000
9/1/2020	3.500%	35,000,000	35,000,000
9/1/2020	3.932%	10,000,000	10,000,000
3/1/2021	4.369%	10,000,000	10,000,000
3/1/2021	4.599%	20,000,000	20,000,000
9/1/2021	3.392%	10,000,000	10,000,000
9/1/2022	2.530%	5,000,000	5,000,000
3/1/2023	3.155%	16,000,000	16,000,000
3/1/2024(1)	1.374%	8,000,000	—
3/1/2024(1)	1.371%	12,000,000	—
3/1/2024(1)	1.315%	11,400,000	—
3/1/2024(1)	1.301%	7,600,000	—

Ending Balance		200,200,000	225,000,000

(1)
The interest rate for this tranche of SBIC debentures represents an initial rate that has not been fixed by the SBA as of December 31, 2013. In March 2014, the rate for this tranche of SBIC debentures will be determined and, thereafter, the rate will be fixed for the ensuing 10 years.

NOTE G—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity in support of future investment and operational activities. The Credit Facility was amended and restated during 2013 to provide for an increase in total commitments from $287.5 million to $445.0 million and to increase the diversified group of lenders to thirteen lenders. The Credit Facility contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $500 million from new or existing lenders on the same terms and conditions as the existing commitments.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE G—CREDIT FACILITY (Continued)

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17%, as of December 31, 2013) plus 2.25% or (ii) the applicable base rate (Prime Rate, 3.25% as of December 31, 2013) plus 1.25%. Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0 and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2018, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At December 31, 2013, Main Street had $237.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $5.6, $4.2 million and $2.5 million, respectively, for the years ended December 31, 2013, 2012 and 2011. As of December 31, 2013, the interest rate on the Credit Facility was 2.42%, and Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE H—NOTES

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "Notes"). The Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year. Main Street recognized interest expense related to the Notes, including amortization of deferred loan costs, of $4.4 million for the year ended December 31, 2013. The total net proceeds to Main Street from the Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. During the year ended December 31, 2013, the Company repurchased $1.1 million principal of the Notes in the open market for an aggregate purchase price of $1.1 million and surrendered them to the Trustee for cancellation. As of December 31, 2013, the outstanding balance of the Notes was $90.9 million.

        The indenture governing the Notes ("the Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the Notes and the Trustee

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE H—NOTES (Continued)

if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

NOTE I—FINANCIAL HIGHLIGHTS

	Twelve Months Ended December 31,
Per Share Data:	2013	2012	2011	2010	2009
Net asset value at the beginning of the period	$18.59	$15.19	$13.06	$11.96	$12.20
Net investment income(1)(3)	2.06	2.01	1.69	1.16	0.92
Net realized gain (loss)(1)(2)(3)	0.07	0.55	0.11	(0.17)	(0.78)
Net change in unrealized appreciation(1)(2)(3)	0.52	1.34	1.23	1.14	0.82
Income tax provision(1)(2)(3)	—	(0.37)	(0.27)	(0.05)	0.23
Bargain purchase gain(1)	—	—		0.30	—

Net increase in net assets resulting from operations(1)(3)	2.65	3.53	2.76	2.38	1.19
Dividends paid to stockholders from net investment income	(2.29)	(1.17)	(1.46)	(1.39)	(1.32)
Dividends paid to stockholders from realized gains/losses	(0.37)	(0.54)	(0.10)	(0.11)	(0.18)

Total dividends paid	(2.66)	(1.71)	(1.56)	(1.50)	(1.50)
Impact of the net change in monthly dividends declared prior to the end of the period, and paid in the subsequent period	(0.02)	(0.02)	(0.14)	—	0.13
Accretive effect of public stock offerings (issuing shares above NAV per share)	1.13	1.33	0.74	0.49	—
Accretive effect of Exchange Offer	—	—	—	0.22	—
Adjustment to investment in Internal Investment Manager in connection with Exchange Offer Transactions	—	—	—	(0.73)	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.13	0.07	0.05	0.08	—
Other(4)	0.07	0.20	0.28	0.16	(0.06)

Net asset value at the end of the period	$19.89	$18.59	$15.19	$13.06	$11.96

Market value at the end of the period	$32.69	$30.51	$21.24	$18.19	$16.12
Shares outstanding at the end of the period	39,852,604	34,589,484	26,714,384	18,797,444	10,842,447

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—FINANCIAL HIGHLIGHTS (Continued)

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Twelve Months Ended December 31,
	2013	2012	2011	2010	2009
	(in thousands, except percentages)
Net asset value at end of period	$792,533	$642,976	$405,711	$245,535	$129,660
Average net asset value	$706,056	$512,156	$327,386	$195,785	$120,540
Average outstanding debt	$444,331	$322,154	$277,692	$158,563	$57,000
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)	5.82%	8.18%	9.82%	8.81%	5.63%
Ratio of operating expenses to average net asset value(1)	5.82%	6.07%	7.96%	8.34%	5.63%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)	2.95%	3.03%	4.01%	3.98%	2.48%
Ratio of net investment income to average net asset value(1)	10.68%	11.57%	11.76%	9.65%	7.65%
Portfolio turnover ratio	36.10%	56.22%	30.82%	26.71%	18.48%
Total investment return(3)	16.68%	53.60%	26.95%	23.97%	86.23%
Total return based on change in net asset value(4)	15.06%	25.73%	25.64%	26.11%	10.64%

(1)
Ratios are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense includes the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, divided by the beginning net asset value.

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        During 2013, Main Street paid supplemental dividends of $0.35 per share in January 2013, $0.20 per share in July 2013 and $0.25 in December 2013, regular monthly dividends of $0.15 per share for each month of January through March 2013, regular monthly dividends of $0.155 per share for each month of April through September 2013 and regular monthly dividends of $0.160 per share for each month of October through December 2013, with such dividends totaling $96.8 million, or $2.66 per share. The 2013 regular monthly dividends, which total $67.7 million, or $1.86 per share, represent an 8.8% increase from the monthly dividends paid per share for the year ended 2012. For tax purposes, the 2013 dividends, which included the effects of accrued dividends, total $2.675 per share and were comprised of (i) ordinary income totaling approximately $1.872 per share, (ii) long term capital gain

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

totaling approximately $0.346 per share, and (iii) qualified dividend income totaling approximately $0.457 per share. As of December 31 2013, Main Street estimates that it has generated undistributed taxable income of approximately $43.6 million, or $1.09 per share, that will be carried forward toward distributions to be paid in 2014. For the years ended December 31, 2012 and 2011, Main Street paid total monthly dividends of approximately $49.6 million, or $1.71 per share, and approximately $34.9 million, or $1.56 per share, respectively.

        Ordinary dividend distributions from a RIC do not qualify for the reduced maximum tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital. The tax character of distributions paid for the years ended December 31, 2013, 2012 and 2011 was as follows:

	For the Years Ended December 31,
	2013	2012	2011
	(in thousands)
Ordinary income	$68,630	$28,440	$29,354
Qualified dividends	$17,058	1,663	$1,445
Distributions of long term capital gains	$12,507	21,073	$7,750

Distributions on tax basis	$98,195	$51,176	$38,549

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2013, 2012 and 2011.

	Year Ended December 31,
	2013	2012	2011
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$96,855	$104,444	$64,106
Share-based compensation expense	4,210	2,565	2,047
Net realized income allocated to noncontrolling interest	—	(65)	(857)
Net change in unrealized appreciation	(18,895)	(39,460)	(28,478)
Income tax provision (benefit)	(35)	10,820	6,288
Pre-tax book income not consolidated for tax purposes	(437)	(2,187)	(223)
Book income and tax income differences, including debt origination, structuring fees dividends, realized gains and changes in estimates	9,128	11,540	3,014

Estimated taxable income(1)	90,826	87,657	45,897
Taxable income earned in prior year and carried forward for distribution in current year	44,415	7,934	586
Taxable income earned prior to period end and carried forward for distribution next year	(43,622)	(49,603)	(11,540)
Dividend accrued as of period end and paid in the following period	6,576	5,188	3,606

Total distributions accrued or paid to common stockholders	$98,195	$51,176	$38,549

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as investments and recorded at fair value. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Internal Investment Manager currently provides investment management advisory services and other services to MSCC and its subsidiaries and receives fee income for such services (see further discussion of the Internal Investment Manager in Note D). Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary, but the Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is not consolidated with Main Street for income tax purposes and as a result may generate income tax expense, or benefit, and tax assets and liabilities as a result of its

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

activities. The Internal Investment Manager elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code.

        The income tax expense, or benefit, and the related tax assets and liabilities generated by the Taxable Subsidiaries and the Internal Investment Manager, if any, is reflected in Main Street's Consolidated Statement of Operations. For the years ended December 31, 2013, 2012 and 2011, we recognized a net income tax provision (benefit) of ($35,000), $10.8 million and $6.3 million, respectively, related to deferred tax expense (benefit) of $(3.6 million), $8.0 million and $5.7 million, respectively, and other taxes of $3.6 million, $2.8 million and $0.6 million, respectively. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our Taxable Subsidiaries. For the years ended December 31, 2013, 2012 and 2011, the other taxes include $1.8 million, $1.6 million and $0.3 million, respectively, related to an accrual for excise tax on our estimated spillover taxable income and $1.8 million, $1.2 million and $0.3 million, respectively, related to accruals for state and other taxes. Main Street's provision for income taxes was comprised of the following:

	Years Ended December 31,
	2013	2012	2011
Current tax expense (benefit):
Federal	$1,153	$168	$—
State	591	1,059	253

Total current tax expense (benefit)	1,744	1,227	253
Deferred tax expense (benefit):
Federal	(2,822)	7,828	5,435
State	(769)	174	300

Total deferred tax expense (benefit)	(3,591)	8,002	5,735
Excise tax	1,812	1,591	300

Total income tax provision (benefit)	$(35)	$10,820	$6,288

        As of December 31, 2013, the cost of investments for federal income tax purposes was $1.2 billion, with such investments having a gross unrealized appreciation of $163.8 million and gross unrealized depreciation of $55.6 million.

        The net deferred tax liability at December 31, 2013 and 2012 was $5.9 million and $11.8 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and the operating activities of the Internal Investment Manager), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes, capital loss carryforwards and excess deductions resulting from the restricted stock plans (see further discussion in Note M). During the year ended December 31, 2013, capital loss carryforwards totaling approximately $2.8 million were fully utilized. Due to the consolidation of the Internal Investment Manager (see

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

further discussion in Note D) on April 1, 2013, the Company recorded a deferred tax asset of $2.2 million through additional paid-in capital relating to the prior periods through March 31, 2013.

        In accordance with the realization requirements of ASC 718, Compensation—Stock Compensation, Main Street uses tax law ordering when determining when tax benefits related to equity compensation greater than equity compensation recognized for financial reporting should be realized. Main Street has realized a $0.6 million increase to paid-in-capital due to tax deductions related to equity compensation greater than equity compensation recognized for financial reporting. Additional paid-in capital increases of $2.1 million will be recognized in future periods when such deferred tax assets are ultimately realized by reducing taxes payable. Main Street uses tax law ordering when determining when excess tax benefits should be realized.

        Management believes that the realization of the deferred tax assets is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax assets at December 31, 2013 and 2012. The following table sets forth the significant components of net deferred tax assets and liabilities as of December 31, 2013 and 2012:

	Years Ended December 31,
	2013	2012
Deferred tax assets:
Net operating loss carryforwards	13,417	4,769
Net basis differences in portfolio investments	115	2,571

Total deferred tax assets	13,532	7,340

Deferred tax liabilities:
Net unrealized appreciation of portfolio investments	(19,465)	(18,877)
Other	(7)	(241)

Total deferred tax liabilities	(19,472)	(19,118)

Total net deferred tax assets (liabilities)	(5,940)	(11,778)

        For federal income tax purposes, the net loss carryforwards expire in various years from 2029 through 2032. The timing and manner in which Main Street will utilize any net loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

NOTE K—COMMON STOCK

        In August 2013, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $29.75 per share, resulting in total gross proceeds of approximately $136.9 million, less (i) underwriters' commissions of approximately $5.1 million and (ii) offering costs of approximately $0.3 million.

        In December 2012, Main Street completed a follow-on public equity offering of 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share, resulting in total gross proceeds of approximately $80.5 million, less

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE K—COMMON STOCK (Continued)

(i) underwriters' commissions of approximately $3.2 million and (ii) offering costs of approximately $0.2 million.

        In June 2012, Main Street completed a follow-on public equity offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.9 million and (ii) offering costs of approximately $0.2 million.

        In October 2011, Main Street completed a follow-on public equity offering of 3,450,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $17.50 per share, resulting in total gross proceeds of approximately $60.4 million, less (i) underwriters' commissions of approximately $2.7 million and (ii) offering costs of approximately $0.2 million.

        In March 2011, Main Street completed a follow-on public equity offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total gross proceeds of approximately $73.9 million, less (i) underwriters' commissions of approximately $3.3 million and (ii) offering costs of approximately $0.2 million.

NOTE L—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the year ended December 31, 2013, $17.5 million of the total $96.8 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 433,218 newly issued shares and with the purchase of 134,659 shares of common stock in the open market. For the year ended December 31, 2012, $10.4 million of the total $49.6 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 349,960 newly issued shares and with the purchase of 63,416 shares of common stock in the open market. For the year ended December 31, 2011, $10.5 million of the total $34.9 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 348,695 newly issued shares and with the purchase of 217,407 shares of common

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE L—DIVIDEND REINVESTMENT PLAN ("DRIP") (Continued)

stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE M—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares generally vest over a four-year period from the grant date. The fair value is expensed over the four-year service period starting on the grant date and the following table summarizes the restricted stock issuances approved by Main Street's Board of Directors, net of shares forfeited, and the remaining shares of restricted stock available for issuance as of December 31, 2013:

Restricted stock authorized under the plan	2,000,000
Less net restricted stock (granted)/forfeited on:
July 1, 2008	(245,645)
July 1, 2009	(98,993) (1)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(1,100)
June 20, 2013	(246,823)
Quarter ended September 30, 2013	(21,688)
Quarter ended December 31, 2013	1,093

Restricted stock available for issuance as of December 31, 2013	973,310

(1)
Shares indicated are net of forfeited shares

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE M—SHARE-BASED COMPENSATION (Continued)

These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date:

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)
June 13, 2013	(4,304)
August 6, 2013	(980)

Restricted stock available for issuance as of December 31, 2013	144,982

        For the years ended December 31, 2013, 2012 and 2011, Main Street recognized total share-based compensation expense of $4.2 million, $2.6 million and $2.0 million, respectively, related to the restricted stock issued to Main Street employees and independent directors. In August 2013, the Board accelerated the vesting of all of the unvested shares of restricted stock previously granted to and held by Main Street's retiring Executive Vice-Chairman under the 2008 Equity Incentive Plan. The accelerated vesting of these 55,597 shares resulted in share-based compensation expense of $1.3 million during the year ended December 31, 2013. Excluding the expense associated with the accelerated vesting of these shares, the total share-based compensation expense for the year ended December 31, 2013 was $2.9 million. As of December 31, 2013, there was $8.6 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 3.4 years as of December 31, 2013.

NOTE N—COMMITMENTS AND CONTINGENCIES

        At December 31, 2013, Main Street had a total of $95.4 million in outstanding commitments comprised of (i) twelve commitments to fund revolving or term loans that had not been fully drawn and (ii) five capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE O—SELECTED QUARTERLY DATA (UNAUDITED)

	2013
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$25,644	$27,800	$29,659	$33,394
Net investment income	$17,283	$17,833	$17,477	$22,830
Net increase in net assets resulting from operations attributable to common stock	$23,629	$24,004	$28,054	$21,168
Net investment income per share-basic and diluted	$0.50	$0.51	$0.47	$0.57
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.68	$0.69	$0.76	$0.53

	2012
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$20,559	$20,842	$22,954	$26,165
Net investment income	$12,849	$12,826	$15,522	$18,128
Net increase in net assets resulting from operations attributable to common stock	$23,784	$24,153	$31,967	$24,486
Net investment income per share-basic and diluted	$0.48	$0.47	$0.49	$0.56
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.89	$0.88	$1.01	$0.76

	2011
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$13,375	$16,107	$17,086	$19,672
Net investment income	$7,392	$9,594	$10,361	$11,930
Net increase in net assets resulting from operations attributable to common stock	$10,323	$17,626	$14,436	$20,582
Net investment income per share-basic and diluted	$0.38	$0.41	$0.44	$0.45
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.54	$0.77	$0.62	$0.79

NOTE P—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Internal Investment Manager was treated as a wholly owned portfolio company of MSCC and was included as part of our Investment Portfolio through March 31, 2013. At December 31, 2012, the Internal Investment Manager had a receivable of $4.1 million due from MSCC related to operating expenses incurred by the Internal Investment Manager required to support Main Street's business. Beginning April 1, 2013, the Internal Investment Manager was consolidated with MSCC and the accounts of the Internal Investment Manager are included in Main Street's consolidated financial statements and the Internal Investment Manager is reflected as a consolidated subsidiary, as opposed to being a part of our Investment Portfolio, and any intercompany balances between the Internal Investment Manager and MSCC or any of its other consolidated subsidiaries have been eliminated in consolidation.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE P—RELATED PARTY TRANSACTIONS (Continued)

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days after the participant's end of service as a director. As of December 31, 2013, $275,000 of directors' fees had been deferred under this plan. These deferred fees represented 9,858 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE Q—SUBSEQUENT EVENTS

        During February 2014, Main Street declared regular monthly dividends of $0.165 per share for each of April, May and June 2014. These regular monthly dividends equal a total of $0.495 per share for the second quarter of 2014. The second quarter 2014 regular monthly dividends represent a 6.5% increase from the dividends declared for the second quarter of 2013. Including the dividends declared for the second quarter of 2014, Main Street will have paid $11.68 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders'
Main Street Capital Corporation

        We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation (a Maryland corporation) and subsidiaries (the "Company") referred to in our report dated February 28, 2014, which is included in the annual report on Form 10-K. Our audits of the basic consolidated financial statements included the financial statement schedule listed in the index appearing under Item 15(2), which is the responsibility of the Company's management. In our opinion, this financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Houston, Texas
February 28, 2014

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2013

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2012 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Value
Control Investments
ASC Interests, LLC	11% Secured Debt	203	—	3,434	—	3,434
	Member Units	—	—	1,500	—	1,500

Bond-Coat, Inc.	12% Secured Debt	1,825	14,550	200	—	14,750
	Common Stock	—	6,350	2,630	130	8,850

Café Brazil, LLC	12% Secured Debt	13	500	1	501	—
	Member Units	487	3,690	3,080	—	6,770

California Healthcare
Medical	12% Secured Debt	1,031	8,016	87	—	8,103
Billing, Inc.	Warrants	—	3,380	—	—	3,380
	Common Stock	—	1,560	—	—	1,560

CBT Nuggets, LLC	14% Secured Debt	8	450	—	450	—
	Member Units	2,744	7,800	8,900	—	16,700

Ceres Management, LLC	14% Secured Debt	7	3,993	7	—	4,000
(Lambs Tire &	Class B Member Units	586	3,000	586	—	3,586
Automotive)	Member Units	—	—	1,190	—	1,190
	9.5% Secured Debt	668	1,066	—	49	1,017
	Member Units	100	860	200	—	1,060

Garreco, LLC	14% Secured Debt	393	—	5,693	—	5,693
	Member Units	—	—	1,200	—	1,200

Gulf Manufacturing, LLC	9% PIK Secured Debt	84	919	—	—	919
	Member Units	1,727	12,660	560	—	13,220

Harrison Hydra-Gen, Ltd.	12% Secured Debt	682	5,024	143	271	4,896
	Preferred Stock	41	1,081	86	—	1,167
	Common Stock	16	1,550	—	210	1,340

Hawthorne Customs and	Member Units	122	1,140	—	700	440
Dispatch Services, LLC	Member Units	45	1,215	835	—	2,050

Hydratec, Inc.	9% Secured Debt	21	—	750	750	—
	Common Stock	960	13,710	10	—	13,720

IDX Broker, LLC	12.5% Secured Debt	386	—	10,467	—	10,467
	Member Units	—	—	5,029	—	5,029

Impact Telecom, Inc.	LIBOR Plus 4.50%, Current Coupon 6.50%, Secured	97	—	2,493	925	1,568
	13% Secured Debt	2,274	—	14,690	—	14,690
	Warrants	380	—	8,760	—	8,760

Indianapolis Aviation	15% Secured Debt	683	4,070	101	621	3,550
Partners, LLC	Warrants	—	2,130	70	—	2,200

Jensen Jewelers of Idaho, LLC	Prime Plus 6.75%, Current Coupon 10.00%, Secured	399	1,696	2,817	258	4,255
	13% Current / 6% PIK Secured	—	1,759	—	1,759	—
	Debt
	Member Units	373	2,060	1,250	—	3,310

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2012 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Value
Lighting Unlimited, LLC	8% Secured Debt	144	1,892	—	216	1,676
	Preferred Stock	—	493	10	33	470
	Warrants	—	—	30	—	30
	Common Stock	—	40	210	—	250

Marine Shelters
Holdings, LLC	12% Secured Debt	1,279	10,045	31	—	10,076
(LoneStar Marine
Shelters)	Preferred Stock	—	3,750	—	—	3,750

Mid-Columbia Lumber	10% Secured Debt	163	1,250	500	—	1,750
Products, LLC	12% Secured Debt	475	3,900	—	—	3,900
	9.5% Secured Debt	96	1,017	—	45	972
	Warrants		1,470	270	1,740	—
	Member Units	252	1,580	6,700	—	8,280
	Member Units	25	810	—	370	440

MSC Adviser I, LLC(13)	Member Units	—	—	—	—	1,064

NAPCO Precast, LLC	Prime Plus 2%, Current Coupon
	9%, Secured Debt	—	—	2,750	—	2,750
	Prime Plus 2%, Current Coupon 9%, Secured Debt	—	3,334	—	411	2,923
	18% Secured Debt	1,222	5,093	80	705	4,468
	Member Units	649	4,360	1,560	—	5,920

NRI Clinical
Research, LLC	14% Secured Debt	711	4,506	62	342	4,226
	Warrants	—	480	—	40	440
	Member Units	5	960	—	90	870

NRP Jones, LLC	12% Secured Debt	1,654	11,890	210	—	12,100
	Warrants	353	1,350	70	—	1,420
	Member Units	—	4,800	250	—	5,050

Olympus Building
Services,Inc.	12% Secure Debt	—	2,975	75	3,050	—
	12% Current/3% PIK Secured Debt	—	1,014	16	1,030	—
	Warrants	—	470	—	470	—

OMi Holdings, Inc.	12% Secured Debt	229	6,000	3	6,003	—
	Common Stock	480	8,740	4,680	—	13,420

Pegasus Research
Group, LLC	15% Secured Debt	809	4,991	76	276	4,791
(Televerde)	Member Units	109	3,790	1,070	—	4,860

PPL RVs, Inc.	11.1% Secured Debt	947	8,460	23	623	7,860
	Common Stock	—	6,120	1,870	—	7,990

Principle
Environmental, LLC	12% Secured Debt	843	4,750	369	1,613	3,506
	12% Current / 2% PIK Secured Debt	578	3,594	1,078	16	4,656
	Warrants	—	3,860	—	1,240	2,620
	Member Units	41	6,150	—	1,970	4,180

River Aggregates, LLC	12% Secured Debt	19	3,662	—	3,162	500
	Zero Coupon Secured Debt	—	—	421		421
	Warrants	—	—	202,125	202,125	—
	Member Units	—	—	1,037	668	369

Southern RV, LLC	13% Secured Debt	782	—	11,239	—	11,239
	Member Units	—	—	1,680	—	1,680
	13% Secured Debt	223	—	3,204	—	3,204
	Member Units	—	—	480	—	480

The MPI Group, LLC	4.5% Current / 4.5% PIK Secured Debt	48	1,077	2	199	880
	6% Current / 6% PIK Secured Debt	383	5,588	51	1,039	4,600

Thermal & Mechanical	13% Current/5% PIK Secured Debt	519	3,292	161	3,453	—
Equipment, LLC	Prime plus 2% Secured Debt	81	1,033	3	1,036	—
	Member Units	549	8,250	—	8,250	—

Travis Acquisition LLC	12% Secured Debt	387	—	9,025	—	9,025
	Member Units	33	—	7,100	—	7,100

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2012 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Value
Uvalco Supply, LLC	9% Secured Debt	251	—	2,175	—	2,175
	Member Units	—	2,760	970	—	3,730

Van Gilder Insurance	8% Secured debt	—	2,263	545	2,808	—
Corporation	13% Secured Debt	1,695	5,319	924	6,243	—
	Warrants	221	1,180	—	1,180	—
	Common Stock	—	2,430	—	2,430	—

Vision Interests, Inc.	13% Secured Debt	434	3,146	12		3,158
	Series A Preferred Stock	—	2,930	—	1,420	1,510
	Common Stock	—	110	—	110	—

Ziegler's NYPD, LLC	Prime Plus 2%, Current Coupon
	9%, Secured Debt	93	998	2	—	1,000
	9% Current / 9% PIK Secured Debt	809	5,300	148	628	4,820
	Warrants	—	180	—	180	—

Other
Income from investments transferred from Control during the year		556	—	—	—	—

	Total Control	34,502	277,681	340,066	261,838	356,973

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2012 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Value
Affiliate Investments
American Sensor
Technologies, Inc.	Warrants	—	4,170	5,930	—	10,100

Bridge Capital Solutions	13% Secured Debt	703	4,754	45	—	4,799
Corporation	Warrants	—	310	220	—	530

Buffalo Composite
Materials Holdings, LLC	Member Units	—	—	2,035	—	2,035
Condit Exhibits, LLC	12% Secured Debt	471	4,652	146	1,048	3,750
	Warrants	—	600	160	220	540

Congruent Credit
Opportunities	LP Interests	1,585	19,174	6,133	2,615	22,692
Funds	LP Interests	—	—	4,128	—	4,128
Daseke, Inc.	12% Current / 2.5% PIK Secured Debt	1,217	—	19,828	—	19,828
	Common Stock	4	7,310	4,379	—	11,689

Dos Rios Partners	LP Interests	—	1,269	—	—	1,269
	LP Interests	—	403	—	—	403
East Teak Fine
Hardwoods, Inc.	Common Stock	15	380	70	—	450

Freeport Financial SBIC
Fund LP	LP Interests	—	—	1,618	—	1,618

Gault Financial, LLC	14% Secured Debt	1,813	9,348	2,562	1,360	10,550
(RMB Capital, LLC)	Warrants	—	240	—	240	—

Glowpoint, Inc.	8% Secured Debt	4	—	294	—	294
	12% Secured Debt	239	—	8,892	—	8,892
	Common Stock	119	—	10,235	—	10,235

Houston Plating and
Coatings, LLC	Member Units	485	8,280	880	—	9,160

Indianhead Pipeline
Services, LLC	12% Secured Debt	1,147	8,186	539	925	7,800
	Preferred Equity	68	1,676	156	—	1,832
	Warrants		1,490	—	1,020	470
	Member Units	180	50	480	—	530

Integrated Printing
Solutions, LLC	8% PIK Secured Debt	—	—	750	—	750
	13% PIK Secured Debt	1,343	11,807	111	3,553	8,365
	Preferred Equity	—	2,000	—	2,000	—
	Warrants	—	1,100	—	1,100	—

irth Solutions, LLC	12% Secure Debt	126	3,587	—	3,587	—
	Member Units	260	2,750	550	—	3,300

KBK Industries, LLC	12.5% Secured Debt	1,155	9,000	14	14	9,000
	Member Units	350	5,550	190	—	5,740

OnAsset Intelligence, Inc.	12% PIK Secured Debt	660	1,500	288	—	1,788
	Preferred Stock	123	2,440	162	—	2,602
	Warrants	—	550	957	1,137	370

OPI International Ltd.(13)	Common Equity	—	4,971	—	—	4,971

PCI Holding Company, Inc.	12% Current / 4% PIK Secured Debt	787	4,909	290	750	4,449
	Preferred Stock	337	1,511	1,800	—	3,311

Quality Lease and Rental
Holdings, LLC	12% Secured Debt	3,604	—	36,843	16,843	20,000
	Preferred Member Units	—	—	2,500	2,500	—

Radial Drilling
Services Inc.	12% Secured Debt	651	3,485	141	—	3,626
	Warrants	—	758	—	758	—

Samba Holdings, Inc.	12.5% Secured Debt	1,512	11,923	40	510	11,453
	Common Stock	—	3,670	840	—	4,510

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2012 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Value
Spectrio LLC	LIBOR Plus 7.50%, Current Coupon 8.50%, Secured	2,230	18,243	57	422	17,878
	Warrants	—	3,420	430	—	3,850

SYNEO, LLC	12% Secured Debt	542	4,218	20	—	4,238
	10% Secured Debt	147	1,413	1	—	1,414
	Member Units	—	1,000	36	296	740

Texas Reexcavation LC	12% Current / 3% PIK Secured Debt	940	5,881	201	—	6,082
	Class A Member Units	—	2,900	370	—	3,270

Tin Roof Acquisition
Company	12% Secured Debt	240	—	10,785	—	10,785
	Class C Preferred Member Units	27	—	2,027	—	2,027

Other
Income from investments transferred from Affiliate during the year		489	—	—	—	—

	Total Affiliate	23,573	180,878	128,133	40,898	268,113

    This schedule should be read in conjunction with Main Street's Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated Schedule of Investments.

(2)
Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the year, any income related to the time period it was in the category other than the one shown at year end is included in "Income from investments transferred from Control during the year" or "Income from investments transferred from Affiliate during the year".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Main Street Capital Corporation

$175,000,000

4.50% Notes due 2019

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

RBC Capital Markets, LLC Goldman, Sachs & Co. Keefe, Bruyette & Woods
A Stifel Company
Senior Co-Managers
BB&T Capital Markets Raymond James Co-Managers
Regions Securities LLC Capital One Securities Sanders Morris Harris

October 31, 2014